UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: April 30
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.
Annual Report

Annual Report
and Prospectus

Columbia
120/20 Contrarian Equity Fund

Annual Report for the Period Ended
April 30, 2011
(Prospectus also enclosed)

Columbia 120/20 Contrarian Equity Fund seeks to provide shareholders with long-term growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	14

Fund Expenses Example	16

Portfolio of Investments	18

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm	52

Federal Income Tax Information	54

Board Members and Officers	55

Proxy Voting	64

Approval of Investment Management Services Agreement	64

Results of Meeting of Shareholders	65

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia 120/20 Contrarian Equity Fund (the Fund) Class A shares gained 16.67% (excluding sales charge) for the 12 months ended April 30, 2011.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which rose 18.35% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

			Since
			inception
	1 year	3 years	10/18/07
Columbia 120/20 Contrarian Equity Fund Class A (excluding sales charge)	+16.67%	+2.03%	-2.17%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	-0.44%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 10/18/07)	+16.67%	+2.03%	-2.17%

Class B (inception 10/18/07)	+15.84%	+1.26%	-2.89%

Class C (inception 10/18/07)	+15.84%	+1.27%	-2.89%

Class I (inception 10/18/07)	+16.95%	+2.33%	-1.87%

Class Z (inception 9/27/10)	N/A	N/A	+20.95%*

With sales charge
Class A (inception 10/18/07)	+9.97%	+0.04%	-3.80%

Class B (inception 10/18/07)	+10.84%	+0.27%	-3.71%

Class C (inception 10/18/07)	+14.84%	+1.27%	-2.89%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholders,

Columbia 120/20 Contrarian Equity Fund (the Fund) Class A shares gained 16.67% (excluding sales charge) for the 12 months ended April 30, 2011. The Fund underperformed its benchmark, the Russell 3000® Index (Russell Index), which rose 18.35% for the same time period.

PORTFOLIO BREAKDOWN(1) (at April 30, 2011)

	Long	Short(2)	Net
Consumer Discretionary	8.6%	0.0%	8.6%

Consumer Staples	7.7	0.0	7.7

Energy	13.9	0.0	13.9

Financials	11.1	0.0	11.1

Health Care	15.5	0.0	15.5

Industrials	12.1	0.0	12.1

Information Technology	13.2	0.0	13.2

Materials	10.6	0.0	10.6

Telecommunication Services	1.4	0.0	1.4

Utilities	5.4	0.0	5.4

Other(3)	2.4	0.0	2.4

Total Return Equity Swaps(4)	15.5	-17.4	-1.9

	117.4	-17.4	100.0

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.
(2)	At April 30, 2011, the Fund had no short positions. However, the Fund had entered into various total return equity swap contracts in order to gain short exposure to equity markets. See Total Return Equity Swap Contracts Outstanding at April 30, 2011 following the Portfolio of Investments, and Note 2 to the financial statements.
(3)	Cash & Cash Equivalents.
(4)	Reflects notional amounts for total return equity swaps adjusted for unrealized appreciation (or depreciation). Notional amounts for total return equity swaps are shown in the portfolio of investments. See Total Return Equity Swap Contracts Outstanding at April 30, 2011 on page 20.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

The long side of the Fund’s portfolio represents the highest-conviction ideas of the Columbia Contrarian Equity Team. As such, this is a concentrated portfolio, meaning the Fund holds fewer long positions than are in most other portfolios we manage. We also have the ability to seek more efficient risk management through short sales. (Short sales involve selling a borrowed security anticipating its value will decrease by the time it must be returned to the lender. While this strategy introduces short sales risk to the portfolio (including, in theory, the risk of unlimited loss on these instruments), it can also be used to manage other risks, such as market risk.) We are able to eliminate a number of our low-conviction ideas and manage the associated risk more efficiently through a long/short structure. During the annual period, long and short portfolio positions

TOP TEN HOLDINGS(1) (at April 30, 2011)

Top ten holdings do not include notional exposure to holdings the Fund has through its use of total return swaps. A total return swap is an agreement with a counterparty based on a single asset or basket of assets in exchange for periodic cash flows, typically based on a floating rate such as LIBOR plus or minus a small spread. The Fund uses total return swaps to take effective long and short positions. For more information regarding the Fund’s total return swaps, see Total Return Equity Swap Contracts Outstanding at April 30, 2011 on page 20.

Lorillard, Inc.	4.2%

Microsoft Corp.	4.1

Oracle Corp.	4.0

Bank of America Corp.	3.8

ACE Ltd.	3.4

EI du Pont de Nemours & Co.	3.4

Mylan, Inc.	3.2

Cooper Industries PLC	3.0

Life Technologies Corp.	2.9

Deere & Co.	2.6

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

were balanced in an effort to keep the overall risk profile of the Fund in line with that of the Russell Index benchmark.

Significant performance factors
Stock selection and industry positioning within the industrials, health care and financials sectors contributed most positively to the Fund’s performance relative to the Russell Index during the annual period. Within industrials, an emphasis on machinery companies, including long positions in Deere & Co. and Caterpillar, and on electrical equipment companies, such as Cooper Industries, was particularly beneficial. In health care, favoring pharmaceutical companies over health care services providers — and successfully avoiding the worst performers within the sector — boosted the Fund’s results. Financials made a strong positive contribution to the Fund’s performance relative to the Russell Index benchmark, despite the fact that a long position in large diversified banking institution Bank of America was the single biggest detractor from the Fund’s performance during the annual period. Several factors worked to the Fund’s benefit. First, our timing of trades within the regional banks industry proved prudent, as we held several long positions in regional banks when the industry overall performed well and then eliminated those positions before their shares declined. Second, a significant exposure to insurance companies, including long positions in Ace, added value. Third, a long position in specialty finance company CIT Group contributed positively to Fund performance. Finally, having only a modest allocation to financials, which was the worst performing sector in the Russell Index benchmark during the annual period, helped.

Elsewhere, long positions in tobacco company Lorillard of the consumer staples sector and in chemicals companies E. I. du Pont de Nemours and Agrium of the materials sector helped the Fund’s performance.

Detracting most from results relative to the Russell Index benchmark within the long side of the Fund’s portfolio was positioning within the consumer discretionary sector. The Fund had only a modest allocation to consumer discretionary, which outperformed the Russell Index during the annual period. Also, the Fund favored more defensive retail companies, such as Best Buy, and had only a moderate exposure to specialty retail companies, which performed better during the annual period. Further,

8  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

long positions in theater-related companies, including Regal Entertainment and National Cinemedia, disappointed.

Positioning within the information technology sector further detracted from the Fund’s results during the annual period. The Fund had a greater exposure than the Russell Index to the sector, which lagged the benchmark’s returns. Also, while the Fund’s allocation to the software industry overall helped, with long positions in Oracle and Check Point Software adding value, a long position in Microsoft hurt. Also, a sizable allocation to the computers and peripherals industry hampered results, due primarily to a long position in Hewlett-Packard, the second biggest detractor from the Fund’s performance during the annual period.

Having only a modest allocation to energy, the best performing sector within the Russell Index during the annual period, hurt the Fund’s results. In particular, having a smaller position than the Russell Index in the oil and gas consumables industry and individual stock selection within the oil services industry detracted. Long positions in Transocean and Weatherford International, each of which was impacted early in the annual period by their connection to the Gulf of Mexico oil spill, especially hurt. Though we sold the Fund’s positions in both of these oil services firms, the negative impact of their performance was not enough to offset the positive contribution to results from a long position in Halliburton, which rallied back strongly as the annual period progressed.

Given the healthy rally in the equity market during the annual period, it is not surprising that the Fund’s short exposure overall generated negative absolute returns. However, it is important to note that the Fund’s short exposure overall did contribute positively to the Fund’s results relative to the Russell Index as it successfully mitigated market risk. Most beneficial were the Fund’s short positions in a basket of electric utilities companies, which had been established because we felt the market segment would underperform the broader market given their relative overvaluations. This strategy proved prudent as electric utilities did indeed underperform the Russell Index during the annual period.

Changes to the Fund’s portfolio
We increased the Fund’s allocations to utilities and energy. Within utilities, we primarily added to existing positions within the Fund’s

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

portfolio. In energy, we established new long positions in independent oil and gas exploration and production company Newfield Exploration and integrated oil major Exxon Mobil. Elsewhere, we initiated new long positions in the Fund in pharmaceutical company Novartis of the health care sector and auto parts company Visteon of the consumer discretionary sector.

We decreased the Fund’s allocations to financials, industrials and information technology. Within financials, we established a new long position in specialty finance company CIT Group during the annual period, but we trimmed the Fund’s long positions in XL Group and completely exited insurance companies Everest Re and Chubb. In industrials, we sold out of the Fund’s long positions in supplies distributor W.W. Grainger and diversified manufacturer Ingersoll-Rand. Within information technology, we reduced the Fund’s long position in semiconductor bellwether Intel and eliminated the Fund’s long positions in computer and peripherals company Hewlett-Packard and Internet data networking products supplier Cisco Systems. In other sectors, we eliminated the Fund’s long positions in pharmaceutical company Forest Laboratories and in retailers Kohl’s and Bed Bath & Beyond.

Within the short side of the Fund’s portfolio, we eliminated the Fund’s short positions in a basket of electric utilities companies and in a basket of consumer staples names. We maintained the Fund’s short positions in a basket of small-cap stocks and in several lower quality industrials stocks in an effort to mitigate market risk.

Given these changes, it is useful to note that at the end of the annual period, the Fund had greater

We continue to believe that those cyclical sectors most tied to continuing economic recovery, such as industrials, materials and information technology, provide attractive and compelling opportunities over the remainder of the year.

10  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

allocations than the Russell Index to the health care, materials, industrials and utilities sectors and lesser exposures than the Russell Index to the financials and consumer staples sectors.

Our future strategy
At the end of the annual period, the broad financial markets appeared to have grown somewhat concerned with the pace of macroeconomic improvement and growing inflationary pressures, but we remained constructive overall. We anticipate Gross Domestic Product growth for 2011 to be sustainable in a range of 2.0% to 2.5, job growth to trend upward and headline inflation to move higher but to remain palatable at an annualized rate of approximately 2.5% to 3.0%. We further expect capital expenditures, which have come back rather strongly to remain healthy. Should this scenario in fact materialize, then, in our view, there will be no urgency for the Federal Reserve Board (the Fed) to implement a third round of quantitative easing. While we do not believe the Fed will raise the targeted federal funds rate any time soon either, we do believe monetary policy will become gradually less accommodative going forward. In all, we believe such a scenario would serve as a fairly positive backdrop for the U.S. equity market in the months ahead.

Indeed, we maintained an optimistic view overall for the U.S. equity market at the end of April, as we believe the fundamentals that truly drive corporate earnings remain in good shape. Volatility may remain high given ongoing geopolitical factors, and a true default of a foreign government remains a risk. However, we continue to believe that those cyclical sectors most tied to continuing economic recovery, such as industrials, materials, energy and information technology, provide attractive and compelling opportunities over the remainder of the year.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  11

Manager Commentary (continued)

At the same time, we believe that industry and individual stock selection may well be increasingly critical to results going forward. As such, then across all of the sectors, we intend to maintain our steadfast focus on individual stock selection. We continue to seek to take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential for higher share values. We will continue to emphasize stocks that we believe have attractive valuations. We further intend to continue using the Fund’s shorting capabilities in an effort to mitigate market risk, and various other factor risks.

Steve Schroll Portfolio Manager	Laton Spahr, CFA® Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

12  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia 120/20 Contrarian Equity Fund Class A shares (from 10/18/2007 to 4/30/2011) as compared to the performance of the Russell 3000® Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
		Since
		inception
	1 year	10/18/07
Columbia 120/20 Contrarian Equity Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,997	$8,721

Average annual total return	+9.97%	-3.80%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$9,844

Average annual total return	+18.35%	-0.44%

Results for other share classes can be found on page 4.

14  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

	Columbia 120/20
	Contrarian Equity
	Fund Class
	A (includes
	sales charge)	Russell 3000
	($8,741)	Index(1) ($9,844)
10/18/07	9425	10000
10/07	9439	10063
1/08	8326	8973
4/08	8212	9075
7/08	7227	8429
10/08	5337	6380
1/09	4575	5486
4/09	5437	5904
7/09	6075	6726
10/09	6503	7071
1/10	6731	7409
4/10	7470	8319
7/10	6844	7723
10/10	7627	8369
1/11	8235	9184
4/11	8721	9844

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index reflects reinvestment of all distributions and changes in market prices. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  15

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account Value	paid during		Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,142.70	$7.00	(c)	1.31%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.59	(c)	1.31%(c	)

Class B

Actual(b)	$1,000	$1,138.80	$11.09	(c)	2.08%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,014.56	$10.45	(c)	2.08%(c	)

Class C

Actual(b)	$1,000	$1,138.00	$11.03	(c)	2.07%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,014.61	$10.40	(c)	2.07%(c	)

Class I

Actual(b)	$1,000	$1,144.20	$6.04	(c)	1.13%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.69	(c)	1.13%(c	)

Class Z

Actual(b)	$1,000	$1,144.00	$5.61	(c)	1.05%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,019.70	$5.29	(c)	1.05%(c	)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +14.27% for Class A, +13.88% for Class B, +13.80% for Class C, +14.42% for Class I and +14.40 for Class Z.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds and dividend and interest expense on securities sold short, if any), before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A, 2.19% for Class B, 2.19% for Class C, 1.11% for Class I and 1.19% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective July 1, 2011. Had this change been in place for the entire six month period ended April 30, 2011, the actual expenses paid would have been $6.68 for Class A, $10.66 for Class B, $10.71 for Class C, $4.97 for Class I and $5.40 for Class Z; the hypothetical expenses paid would have been $6.29 for Class A, $10.05 for Class B, $10.10 for Class C, $4.68 for Class I and $5.09 for Class Z.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments
Columbia 120/20 Contrarian Equity Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.0%)

CONSUMER DISCRETIONARY (8.4%)

Auto Components (0.5%)
Visteon Corp.(a)	2,173	$146,525

Automobiles (0.6%)
Ford Motor Co.(a)	12,258	189,631

Leisure Equipment & Products (1.0%)
Hasbro, Inc.	6,533	306,006

Media (5.8%)
National CineMedia, Inc.	41,977	732,079
Regal Entertainment Group, Class A	24,933	343,577
Viacom, Inc., Class B	14,442	738,852

Total		1,814,508

Specialty Retail (0.5%)
Best Buy Co., Inc.	5,394	168,401

TOTAL CONSUMER DISCRECTIONARY		2,625,071

CONSUMER STAPLES (7.5%)

Food & Staples Retailing (2.3%)
CVS Caremark Corp.	19,780	716,827

Tobacco (5.2%)
Lorillard, Inc.	11,890	1,266,285
Philip Morris International, Inc.	5,233	363,380

Total		1,629,665

TOTAL CONSUMER STAPLES		2,346,492

ENERGY (13.7%)

Energy Equipment & Services (3.6%)
Baker Hughes, Inc.	4,505	348,732
Halliburton Co.	15,378	776,282

Total		1,125,014

Oil, Gas & Consumable Fuels (10.1%)
Apache Corp.	5,676	757,008
Enbridge, Inc.(b)	9,243	599,224
Exxon Mobil Corp.	2,175	191,400
Newfield Exploration Co.(a)	11,183	791,756
Occidental Petroleum Corp.	1,565	178,864
Suncor Energy, Inc.(b)	13,308	612,700

Total		3,130,952

TOTAL ENERGY		4,255,966

FINANCIALS (11.0%)

Capital Markets (2.3%)
Goldman Sachs Group, Inc. (The)	4,754	717,902

Commercial Banks (1.6%)
CIT Group, Inc.(a)	11,682	496,018

Diversified Financial Services (3.7%)
Bank of America Corp.	93,979	1,154,062

Insurance (3.4%)
ACE Ltd.(b)	15,434	1,037,936

TOTAL FINANCIALS		3,405,918

HEALTH CARE (15.3%)

Health Care Providers & Services (2.8%)
HCA Holdings, Inc.(a)	3,440	112,832
Universal Health Services, Inc., Class B	13,910	761,990

Total		874,822

Life Sciences Tools & Services (5.9%)
Agilent Technologies, Inc.(a)	8,616	430,025
Life Technologies Corp.(a)	16,147	891,314
Thermo Fisher Scientific, Inc.(a)	8,657	519,333

Total		1,840,672

Pharmaceuticals (6.6%)
Bristol-Myers Squibb Co.	11,928	335,177
Mylan, Inc.(a)	38,947	970,559
Novartis AG, ADR(b)	5,521	326,678
Pfizer, Inc.	19,052	399,330

Total		2,031,744

TOTAL HEALTH CARE		4,747,238

INDUSTRIALS (11.9%)

Airlines (0.6%)
Delta Air Lines, Inc.(a)	11,744	121,903
U.S. Airways Group, Inc.(a)	3,417	31,060
United Continental Holdings, Inc.(a)	1,795	40,962

Total		193,925

Electrical Equipment (3.0%)
Cooper Industries PLC(b)	13,945	919,673

Industrial Conglomerates (1.2%)
Siemens AG, ADR(b)	2,674	390,243

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery (7.1%)
Caterpillar, Inc.	3,677	$424,363
Deere & Co.	8,147	794,333
Eaton Corp.	9,040	483,911
Parker Hannifin Corp.	5,301	499,990

Total		2,202,597

TOTAL INDUSTRIALS		3,706,438

INFORMATION TECHNOLOGY (13.0%)

Semiconductors & Semiconductor Equipment (2.9%)
Intel Corp.	15,384	356,755
LSI Corp.(a)	72,868	534,123

Total		890,878

Software (10.1%)
Check Point Software Technologies Ltd.(a)(b)	12,232	671,904
Microsoft Corp.	47,639	1,239,567
Oracle Corp.	33,912	1,222,527

Total		3,133,998

TOTAL INFORMATION TECHNOLOGY		4,024,876

MATERIALS (10.5%)

Chemicals (6.3%)
Agrium, Inc.(b)	3,580	323,739
Dow Chemical Co. (The)	14,517	595,052
EI du Pont de Nemours & Co.	18,007	1,022,618

Total		1,941,409

Metals & Mining (2.5%)
Freeport-McMoRan Copper & Gold, Inc.	7,817	430,169
Rio Tinto PLC, ADR(b)	4,598	336,620

Total		766,789

Paper & Forest Products (1.7%)
Schweitzer-Mauduit International, Inc.	10,438	541,106

TOTAL MATERIALS		3,249,304

TELECOMMUNICATION SERVICES (1.4%)

Diversified Telecommunication Services (1.4%)
CenturyLink, Inc.	11,018	449,314

TOTAL TELECOMMUNICATION SERVICES		449,314

UTILITIES (5.3%)

Multi-Utilities (5.3%)
CenterPoint Energy, Inc.	19,152	356,227
Sempra Energy	12,132	668,473
Wisconsin Energy Corp.	10,114	315,658
Xcel Energy, Inc.	12,927	314,514

Total		1,654,872

TOTAL UTILITIES		1,654,872

Total Common Stocks
(Cost: $24,794,555)		$30,465,489

Money Market Fund (2.4%)

Columbia Short-Term Cash Fund, 0.195%(c)(d)	734,554	$734,554

Total Money Market Fund
(Cost: $734,554)		$734,554

Total Investments
(Cost: $25,529,109)		$31,200,043
Other Assets & Liabilities, Net		(120,515)

Net Assets		$31,079,528

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Investments in Derivatives

Total Return Equity Swap Contracts Outstanding at April 30, 2011

			Expiration	Notional	Unrealized	Unrealized
Counterparty	Fund Receives	Fund Pays	Date	Amount	Appreciation	Depreciation
JPMorgan Chase Bank, London Branch	Floating rate based on 1-month LIBOR less 0.65%	Total return on a custom basket of securities in the S&P Small Cap 600 Index	November 22, 2011	$2,692,211	$—	$(29,901)

JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the S&P North American Technology Semiconductor Index	Floating rate based on 1-month LIBOR plus 0.30%	November 28, 2011	1,695,682	9,199	—

JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the Russell 1000 Growth Index	Floating rate based on 1-month LIBOR plus 0.30%	November 28, 2011	2,122,462	20,917	—

JPMorgan Chase Bank, London Branch	Floating rate based on 1-month LIBOR less 0.65%	Total return on a custom basket of securities in the Dow Jones U.S. Industrials Index	November 28, 2011	2,633,210	—	(32,371)

JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the S&P 100 Index	Floating rate based on 1-month LIBOR plus 0.30%	November 28, 2011	913,756	10,018	—

Total					$40,134	$(62,272)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 16.79% of net assets.

(c)	Investments in affiliates during the year ended April 30, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$441,771	$15,145,862	$(14,853,079)	$—	$734,554	$1,022	$734,554

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	The rate shown is the seven-day current annualized yield at April 30, 2011.
Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$2,625,071	$—	$—	$2,625,071
Consumer Staples	2,346,492	—	—	2,346,492
Energy	4,255,966	—	—	4,255,966
Financials	3,405,918	—	—	3,405,918
Health Care	4,747,238	—	—	4,747,238
Industrials	3,706,438	—	—	3,706,438
Information Technology	4,024,876	—	—	4,024,876
Materials	3,249,304	—	—	3,249,304
Telecommunication Services	449,314	—	—	449,314
Utilities	1,654,872	—	—	1,654,872

Total Equity Securities	30,465,489	—	—	30,465,489

Other
Affiliated Money Market Fund(c)	734,554	—	—	734,554

Total Other	734,554	—	—	734,554

Investments in Securities	31,200,043	—	—	31,200,043
Derivatives(d)
Assets
Swap Contracts	—	40,134	—	40,134
Liabilities
Swap Contracts	—	(62,272)	—	(62,272)

Total	$31,200,043	$(22,138)	$—	$31,177,905

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities
April 30, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $24,794,555)	$30,465,489
Affiliated issuers (identified cost $734,554)	734,554

Total investments (identified cost $25,529,109)	31,200,043
Unrealized appreciation on swap contracts	40,134
Receivable for:
Capital shares sold	24
Investments sold	115,971
Dividends	19,204
Reclaims	1,122
Expense reimbursement due from Investment Manager	25

Total assets	31,376,523

Liabilities
Unrealized depreciation on swap contracts	62,272
Payable for:
Capital shares purchased	112,105
Investment management fees	809
Distribution fees	301
Transfer agent fees	1,449
Administration fees	68
Other expenses	75,089
Other liabilities	44,902

Total liabilities	296,995

Net assets applicable to outstanding shares	$31,079,528

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)

Represented by
Paid-in capital	$37,858,015
Undistributed net investment income	250,861
Accumulated net realized loss	(12,678,144)
Unrealized appreciation (depreciation) on:
Investments	5,670,934
Swap contracts	(22,138)

Total — representing net assets applicable to outstanding shares	$31,079,528

Net assets applicable to outstanding shares
Class A	$26,783,230
Class B	$1,286,755
Class C	$3,003,901
Class I	$2,670
Class Z	$2,972
Shares outstanding
Class A	1,520,520
Class B	73,824
Class C	173,188
Class I	151
Class Z	168
Net asset value per share
Class A(a)	$17.61
Class B	$17.43
Class C	$17.34
Class I	$17.68
Class Z	$17.69

(a)	The maximum offering price per share for Class A is $18.68. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended April 30, 2011

Net investment income
Income:
Dividends	$601,413
Interest	2,626
Dividends from affiliates	1,022
Foreign taxes withheld	(8,254)

Total income	596,807

Expenses:
Investment management fees	229,316
Distribution fees
Class A	69,945
Class B	12,699
Class C	23,617
Transfer agent fees
Class A	33,720
Class B	1,562
Class C	2,789
Class R5	1
Class Z	1
Administration fees	26,349
Compensation of board members	782
Custodian fees	19,405
Printing and postage fees	33,840
Registration fees	47,595
Professional fees	40,970
Other	4,004

Total expenses	546,595
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(113,488)

Total net expenses	433,107

Net investment income	163,700

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(708,929)
Foreign currency transactions	(245)
Swap contracts	(44,237)

Net realized loss	(753,411)
Net change in unrealized appreciation (depreciation) on:
Investments	4,399,334
Swap contracts	185,425

Net change in unrealized appreciation	4,584,759

Net realized and unrealized gain	3,831,348

Net increase in net assets resulting from operations	$3,995,048

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  27

Statement of Changes in Net Assets

Year ended April 30,	2011(a)	2010
Operations
Net investment income	$163,700	$100,227
Net realized loss	(753,411)	(1,929,959)
Net change in unrealized appreciation	4,584,759	14,225,398

Net increase in net assets resulting from operations	3,995,048	12,395,666

Distributions to shareholders from:
Net investment income
Class A	(324,201)	(935,127)
Class B	(5,381)	(29,168)
Class C	(15,350)	(48,159)
Class I	(38)	(126,964)
Class R5	—	(222)
Class Z	(42)	—

Total distributions to shareholders	(345,012)	(1,139,640)

Decrease in net assets from share transactions	(14,076,703)	(3,368,611)

Total increase (decrease) in net assets	(10,426,667)	7,887,415
Net assets at beginning of year	41,506,195	33,618,780

Net assets at end of year	$31,079,528	$41,506,195

Undistributed net investment income	$250,861	$476,655

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

	2011(a)		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	187,492	2,927,899	481,881	6,420,234
Conversions from Class B	26,099	365,132	24,827	316,789
Distributions reinvested	17,842	290,462	63,209	903,252
Redemptions	(896,227)	(13,679,745)	(787,131)	(10,930,699)

Net decrease	(664,794)	(10,096,252)	(217,214)	(3,290,424)

Class B shares
Subscriptions	29,327	401,705	19,918	267,658
Distributions reinvested	217	3,504	1,905	27,016
Conversions to Class A	(26,421)	(365,132)	(25,142)	(316,789)
Redemptions	(22,063)	(335,153)	(45,433)	(599,882)

Net decrease	(18,940)	(295,076)	(48,752)	(621,997)

Class C shares
Subscriptions	40,096	637,578	63,582	847,386
Distributions reinvested	928	14,922	3,208	45,323
Redemptions	(27,564)	(394,622)	(25,802)	(348,899)

Net increase	13,460	257,878	40,988	543,810

Class I shares
Subscriptions	—	—	—	—
Redemptions	(281,540)	(3,938,995)	—	—

Net increase (decrease)	(281,540)	(3,938,995)	—	—

Class R5 shares
Redemptions	(500)	(6,758)	—	—

Net increase (decrease)	(500)	(6,758)	—	—

Class Z shares
Subscriptions	168	2,500	—	—

Net increase	168	2,500	—	—

Total net decrease	(952,146)	(14,076,703)	(224,978)	(3,368,611)

(a)	Class Z shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended April 30,
Per share data	2011	2010	2009	2008(a)
Net asset value, beginning of period	$15.27	$11.42	$17.25	$19.83

Income from investment operations:
Net investment income	0.08	0.04	0.10	0.04
Net realized and unrealized gain (loss) on investments	2.45	4.21	(5.93)	(2.59)

Total from investment operations	2.53	4.25	(5.83)	(2.55)

Less distributions to shareholders from:
Net investment income	(0.19)	(0.40)	—	—
Tax return of capital	—	—	—	(0.03)

Total distributions to shareholders	(0.19)	(0.40)	—	(0.03)

Net asset value, end of period	$17.61	$15.27	$11.42	$17.25

Total return	16.67%	37.50%	(33.80% )	(12.87%	)

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.60%	1.68%	1.79%	2.01%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.25%	1.44%	1.50%	1.50%	(c)

Net investment income	0.55%	0.27%	0.78%	0.40%	(c)

Supplemental data
Net assets, end of period (in thousands)	$26,783	$33,366	$27,439	$36,243

Portfolio turnover	28%	31%	36%	23%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Class B	Year ended April 30,
Per share data	2011	2010	2009		2008(a)
Net asset value, beginning of period	$15.11	$11.30	$17.20		$19.83

Income from investment operations:
Net investment income (loss)	(0.04)	(0.07)	0.00	(e)	(0.03)
Net realized and unrealized gain (loss) on investments	2.43	4.17	(5.90)		(2.58)

Total from investment operations	2.39	4.10	(5.90)		(2.61)

Less distributions to shareholders from:
Net investment income	(0.07)	(0.29)	—		—
Tax return of capital	—	—	—		(0.02)

Total distributions to shareholders	(0.07)	(0.29)	—		(0.02)

Net asset value, end of period	$17.43	$15.11	$11.30		$17.20

Total return	15.84%	36.42%	(34.30%	)	(13.17%	)

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.36%	2.44%	2.55%		2.76%	(c)

Net expenses after fees waived or expenses reimbursed(d)	2.01%	2.20%	2.25%		2.25%	(c)

Net investment income (loss)	(0.23% )	(0.55% )	0.03%		(0.25%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$1,287	$1,402	$1,599		$2,371

Portfolio turnover	28%	31%	36%		23%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  31

Financial Highlights (continued)

Class C	Year ended April 30,
Per share data	2011	2010	2009		2008(a)
Net asset value, beginning of period	$15.06	$11.30	$17.19		$19.83

Income from investment operations:
Net investment income (loss)	(0.04)	(0.04)	0.00	(e)	(0.03)
Net realized and unrealized gain (loss) on investments	2.42	4.13	(5.89)		(2.59)

Total from investment operations	2.38	4.09	(5.89)		(2.62)

Less distributions to shareholders from:
Net investment income	(0.10)	(0.33)	—		—
Tax return of capital	—	—	—		(0.02)

Total distributions to shareholders	(0.10)	(0.33)	—		(0.02)

Net asset value, end of period	$17.34	$15.06	$11.30		$17.19

Total return	15.84%	36.41%	(34.26%	)	(13.21%	)

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.37%	2.45%	2.54%		2.76%	(c)

Net expenses after fees waived or expenses reimbursed(d)	2.00%	2.20%	2.25%		2.25%	(c)

Net investment income (loss)	(0.25% )	(0.31% )	0.03%		(0.27%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$3,004	$2,406	$1,342		$736

Portfolio turnover	28%	31%	36%		23%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Class I	Year ended April 30,
Per share data	2011	2010	2009	2008(a)
Net asset value, beginning of period	$15.35	$11.48	$17.28	$19.83

Income from investment operations:
Net investment income	0.19	0.10	0.14	0.07
Net realized and unrealized gain (loss) on investments	2.39	4.22	(5.94)	(2.59)

Total from investment operations	2.58	4.32	(5.80)	(2.52)

Less distributions to shareholders from:
Net investment income	(0.25)	(0.45)	—	—
Tax return of capital	—	—	—	(0.03)

Total distributions to shareholders	(0.25)	(0.45)	—	(0.03)

Net asset value, end of period	$17.68	$15.35	$11.48	$17.28

Total return	16.95%	37.91%	(33.57% )	(12.69%	)

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.93%	1.32%	1.41%	1.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.76%	1.07%	1.17%	1.20%	(c)

Net investment income	1.37%	0.71%	1.08%	0.81%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3	$4,325	$3,233	$8,604

Portfolio turnover	28%	31%	36%	23%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

Class Z	Year ended April 30,
Per share data	2011(f)
Net asset value, beginning of period	$14.85

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	3.04

Total from investment operations	3.09

Less distributions to shareholders from:
Net investment income	(0.25)

Total distributions to shareholders	(0.25)

Net asset value, end of period	$17.69

Total return	20.95%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.49%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.04%	(c)

Net investment income	0.53%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3

Portfolio turnover	28%

Notes to Financial Highlights

(a)	For the period from October 18, 2007 (when shares became available) to April 30, 2008.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Rounds to less than $0.01.
(f)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
April 30, 2011

Note 1.	Organization

Columbia 120/20 Contrarian Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

At August 27, 2010, all Class R5 shares were liquidated. On this date, Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  35

Notes to Financial Statements (continued)

Note 2.	Summary Of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-

36  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements (continued)

Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swaps
The Fund entered into total return swap transactions to obtain long or short exposure to the total return on a basket of reference securities during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap transactions may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap transactions is limited to the current notional amount of the total return swap.

Total return swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap transactions only with counterparties that meet prescribed levels of

38  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement) the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

At April 30, 2011, no collateral had been posted by either the Fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Risk Exposure	and Liabilities		and Liabilities
Category	Location	Fair Value	Location	Fair Value
Equity contracts	Unrealized appreciation on swap contracts	$40,134	Unrealized depreciation on swap contracts	$62,272

Effect of Derivative Instruments in the Statement of Operations
for the Year Ended April 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Swaps
Equity contracts	$(44,237)

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in income
Risk Exposure Category	Swaps
Equity contracts	$185,425

Volume of Derivative Instruments for the Year Ended April 30, 2011

Contracts Opened
Swap contracts	39

Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect ”leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the year ended April 30, 2011, the Fund did not enter into any short sales.

40  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.89% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Russell 3000® Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $83,574 for the year ended April 30, 2011. The management fee for the year ended April 30, 2011 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a

42  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

meeting held on February 15, 2011. Furthermore, effective October 1, 2010, the Investment Manager has agreed that for a transitional period of 18 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. This transition agreement terminates effective April 1, 2012 (the conclusion of the transition period), at which time there will not be any negative PIA reducing the investment management services fee.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the year ended April 30, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Funds.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class Z	0.06

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $80,000 and $17,000 for

44  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $18,328 for Class A and $336 for Class B for the year ended April 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective July 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.26
Class C	2.25
Class I	1.17
Class Z	1.25

Prior to July 1, 2010, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive adjustment, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.26
Class C	2.25
Class I	1.11

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

effect to any performance incentive adjustment, will not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.44%
Class B	2.19
Class C	2.19
Class I	1.11
Class Z	1.19

Under the agreement, the following fees and expenses, if any, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(44,482)
Accumulated net realized loss	44,482

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

46  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

The tax character of distributions paid during the years indicated was as follows:

Year ended April 30,	2011	2010
Ordinary income	$345,012	$1,139,640

At April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$229,973
Undistributed accumulated long-term gain	—
Accumulated realized loss	(12,107,594)
Unrealized appreciation	5,099,134

At April 30, 2011, the cost of investments for federal income tax purposes was $26,099,659 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,748,241
Unrealized depreciation	(647,857)

Net unrealized appreciation	$5,100,384

The following capital loss carryforward, determined at April 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$3,090,734
2018	8,138,985
2019	877,875

Total	$12,107,594

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $9,192,736 and $23,715,164, respectively, for the year ended April 30, 2011.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I and Class Z shares.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the

48  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended April 30, 2011.

Note 9. Significant risks

Short Selling Risk
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

50  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia 120/20 Contrarian Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia 120/20 Contrarian Equity Fund (formerly RiverSource 120/20 Contrarian Equity Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 18, 2007 (when shares became publicly available) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

52  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia 120/20 Contrarian Equity Fund of the Columbia Funds Series Trust II at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 18, 2007 (when shares became publicly available) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
June 22, 2011

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  53

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

54  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Mr. Leroy C. Richie and Mr. John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors/trustees to twelve for all funds.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of funds	Other present or
Name,	Position held		in the fund	past directorships/
address,	with funds and	Principal occupation	family overseen by	trusteeships
age	length of service	during past five years	board member	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	157	None

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  55

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of funds	Other present or
Name,	Position held		in the fund	past directorships/
address,	with funds and	Principal occupation	family overseen by	trusteeships
age	length of service	during past five years	board member	(within past 5 years)
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	147	BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	157	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/99 for Nations Funds	Retired	147	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	157	None

56  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of funds	Other present or
Name,	Position held		in the fund	past directorships/
address,	with funds and	Principal occupation	family overseen by	trusteeships
age	length of service	during past five years	board member	(within past 5 years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., Jan. 2008-Aug. 2010	147	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), since September 2003; Executive Chairman, Conseco, Inc. (insurance), Aug. 2004-Sept. 2005	147	BofA Fund Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	157	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	157	None

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  57

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of funds	Other present or
Name,	Position held		in the fund	past directorships/
address,	with funds and	Principal occupation	family overseen by	trusteeships
age	length of service	during past five years	board member	(within past 5 years)
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	147	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	157	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	157	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 63	Board member since 6/11 for RiverSource Funds and since 5/03 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	147	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	157	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

58  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Interested Board Member Not Affiliated with Investment Manager*

Number of funds
Name,	Position held		in the fund	Other present or
address,	with funds and	Principal occupation	family overseen by	past directorships/ trusteeships
age	length of service	during past five years	board member	(within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	147	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  59

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

			Number of funds	Other present or past
Name,	Position held		in the fund	directorships/
address,	with funds and	Principal occupation	family overseen	trusteeships
age	length of service	during past five years	by board member	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	157	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

60  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  61

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

62  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  63

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Trustees (the Board) of Columbia 120/20 Contrarian Equity Fund (the Fund) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Series Trust, now known as Columbia Funds Series Trust II, on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

64  COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT

Results of Meeting of Shareholders

Columbia 120/20 Contrarian Equity Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal: To elect trustees to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	478,584,012.317	10,853,267.082	0.000	0.000
02	Edward J. Boudreau, Jr.	478,879,121.590	10,558,157.809	0.000	0.000
03	Pamela G. Carlton	478,818,899.160	10,618,380.239	0.000	0.000
04	William P. Carmichael	478,346,181.970	11,091,097.429	0.000	0.000
05	Patricia M. Flynn	478,991,795.463	10,445,483.936	0.000	0.000
06	William A. Hawkins	478,715,838,684	10,721,440.715	0.000	0.000
07	R. Glenn Hilliard	478,399,576.168	11,037,703.231	0.000	0.000
08	Stephen R. Lewis, Jr.	478,377,446.069	11,059,833.330	0.000	0.000
09	John F. Maher	478,854,131.045	10,583,148.354	0.000	0.000
10	John J. Nagorniak	478,738,911.288	10,698,368.111	0.000	0.000
11	Catherine James Paglia	478,880,649.234	10,556,630.165	0.000	0.000
12	Leroy C. Richie	478,605,585.646	10,831,693.753	0.000	0.000
13	Anthony M. Santomero	478,771,000.808	10,666,278.591	0.000	0.000
14	Minor M. Shaw	478,719,607.986	10,717,671.413	0.000	0.000
15	Alison Taunton-Rigby	478,507,336.113	10,929,943.286	0.000	0.000
16	William F. Truscott	478,957,751.603	10,479,527.796	0.000	0.000

*	All shares of RiverSource Series Trust, now known as Columbia Funds Series Trust II, are voted together as a single class for the election of trustees.

Proposal: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
17,438,925.440	672,011.748	414,115.739	2,144,870.300

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2011 ANNUAL REPORT  65

Columbia 120/20 Contrarian Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6519 F (6/11)

Annual Report
and Prospectus

Columbia
Recovery and Infrastructure Fund

Annual Report for the Period Ended
April 30, 2011
(Prospectus also enclosed)

Columbia Recovery and Infrastructure Fund seeks to provide
shareholders with long-term growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	52

Federal Income Tax Information	54

Board Members and Officers	55

Proxy Voting	64

Approval of Investment Management Services Agreement	64

Results of Meeting of Shareholders	65

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Recovery and Infrastructure Fund (the Fund) Class A shares gained 23.92% (excluding sales charge) for the 12 months ended April 30, 2011.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500® Index (S&P 500 Index), which gained 17.22% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
inception
	1 year	2/19/09
Columbia Recovery and Infrastructure Fund Class A (excluding sales charge)	+23.92%	+57.59%

S&P 500 Index (unmanaged)	+17.22%	+31.80%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	1 year	inception
Class A (inception 2/19/09)	+23.92%	+57.59%

Class B (inception 2/19/09)	+23.01%	+56.40%

Class C (inception 2/19/09)	+23.06%	+56.43%

Class I (inception 2/19/09)	+24.48%	+58.26%

Class R (inception 2/19/09)	+23.59%	+57.03%

Class R4 (inception 2/19/09)	+23.97%	+57.70%

Class R5 (inception 2/19/09)	+24.27%	+58.09%

Class Z (inception 9/27/10)	N/A	+34.05%*

With sales charge
Class A (inception 2/19/09)	+16.80%	+53.39%

Class B (inception 2/19/09)	+18.01%	+55.60%

Class C (inception 2/19/09)	+22.06%	+56.43%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5, and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

4  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholders,

Columbia Recovery and Infrastructure Fund (the Fund) Class A shares gained 23.92% (excluding sales charge) for the 12 months ended April 30, 2011. The Fund outperformed its benchmark, the Standard & Poor’s 500® Index (S&P 500 Index), which gained 17.22% for the same time period.

Significant performance factors
Recovery and infrastructure companies rallied during the annual period, supported by an improving economy in the U.S., including better manufacturing indicators and strong exports. Easy monetary policy that remained in effect throughout and the formal introduction of a second round of quantitative easing by the Federal Reserve Board (the Fed) in November 2010 also buoyed these companies’ performance. Further, despite great volatility driven by Middle East and North African turmoil and a series of disasters in Japan, economic growth improved globally during the annual period overall. These better economic conditions gave a boost to the equity market broadly as did increased merger and acquisition activity and a positive trajectory of corporate earnings and cash flows generally. While the energy and telecommunication services sectors of the S&P 500 Index generated especially strong returns, the more economically-sensitive, cyclical sectors of the equity market, such

SECTOR BREAKDOWN(1) (at April 30, 2011)

Consumer Discretionary	4.7%

Energy	8.9

Financials	0.5

Industrials	50.4

Information Technology	25.1

Materials	8.8

Other(2)	1.6

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

as industrials and materials, where the Fund had its greatest allocations, also outpaced the broad equity market. Amidst these supportive conditions, along with ongoing interest in developing and improving infrastructure in the U.S. and around the world, the Fund performed well during the annual period, significantly outpacing its benchmark, the S&P 500 Index.

The Fund’s outperformance was due primarily to effective security selection. Indeed, security selection was effective in five of the seven sectors of the S&P 500 Index in which the Fund held positions during the annual period. Sector allocation also contributed positively to the Fund’s results, though to a more modest degree.

Stock selection, industry positioning and sector allocation in industrials aided the Fund’s relative performance most. As indicated, industrials outpaced the S&P 500 Index during the annual period, and the Fund had just over half of its net assets allocated to this sector. Within industrials, an emphasis on the machinery and the construction and engineering industries, which performed well, buoyed the Fund’s results. Among individual holdings, positions in global engineering and construction firms

TOP TEN HOLDINGS(1) (at April 30, 2011)

Ford Motor Co.	4.5%

KBR, Inc.	4.3

Chicago Bridge & Iron Co. NV	4.2

Foster Wheeler AG	3.1

Terex Corp.	2.7

Honeywell International, Inc.	2.4

Sanmina-SCI Corp.	2.4

Halliburton Co.	2.4

Coherent, Inc.	2.4

Caterpillar, Inc.	2.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

KBR and Chicago Bridge & Iron and in heavy machinery company Caterpillar added particular value. The positive contributions made by these positions more than offset the detracting effect of positions in diversified engineered products manufacturer ITT and infrastructure project services firm URS, which each performed poorly during the annual period.

Within energy, stock selection boosted the Fund’s results, especially positions in oilfield services companies Halliburton and Baker Hughes. We trimmed the Fund’s position in Halliburton during the first quarter of 2011, taking profits. Having an underweighted allocation to the strongly performing energy sector detracted somewhat from Fund results but not enough to offset the positive contribution from stock selection within the sector.

Stock selection and having a sizable position in the materials sector added value to the Fund’s performance during the annual period. Within materials, a position in metals producer Freeport-McMoRan Copper & Gold helped most. We trimmed the Fund’s position in Freeport-McMoRan Copper & Gold toward the end of the annual period, taking profits.

Importantly, having virtually no exposure to the financials sector also helped the Fund’s performance relative to the S&P 500 Index, as financials was the worst performer in the benchmark index during the annual period.

Of course, there were disappointments as well. Detracting most from the Fund’s results was having a significant allocation to information technology, which lagged the S&P 500 Index during the annual period, and stock selection within the sector. An emphasis on contract manufacturing companies, an industry that performed poorly during the annual period, particularly hurt. For example, the Fund had positions in electronics contract manufacturing services providers Sanmina-SCI and Flextronics International, each of saw their share prices decline during the annual period based in part on supply chain issues pre-dating but exacerbated by the disasters in Japan that potentially could cause delays. A position in telecommunications equipment manufacturer Tellabs also detracted from the Fund’s performance. Having only a small position in

8  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

the strongly performing utilities sector overall also detracted from the Fund’s results during the annual period, though to a more modest degree.

Changes to the Fund’s portfolio
During the annual period, we increased the Fund’s exposure to the consumer discretionary sector, primarily by adding to its position in automobile manufacturer Ford Motor and by establishing a new Fund position in its competitor General Motors. During the second half of the annual period, we also initiated positions in a basket of airline companies, including Delta Air Lines and United Continental Holdings. Most airlines were hurt during the first quarter of 2011 by escalating energy prices. In our view, these companies’ shares would likely rebound with a deceleration in the pace of oil price increases, as their fares would be able to catch up to costs. Exceeding our expectations, energy prices actually came down late in the annual period, thereby boosting these airlines’ performance.

We took profits, as mentioned earlier, in some of the Fund’s energy services holdings, trimming positions in Halliburton, for example, which had performed well during the annual period. We sold the Fund’s positions in some construction aggregates producers in the materials sector, including Martin Marietta Materials and Vulcan Materials. Construction aggregates are coarse particulate materials, including sand, gravel, crushed stone and slag, often used as components of composite materials, such as concrete and asphalt. We also eliminated the Fund’s sole holding in the utilities sector — Veolia Environnement.

In our view, recovery and infrastructure companies should continue to benefit from the tailwind of robust demand from emerging markets building out new infrastructure as well as from the anticipated refurbishment of aging infrastructures in more vigorous fashion than has yet kicked in by the U.S., Europe and the rest of the developed world.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

At the end of April 2011, the Fund had the majority of its assets, relative to the S&P 500 Index, in the industrials sector, followed by the materials and information technology sectors. It had more modest allocations than the S&P 500 Index to the energy and consumer discretionary sectors and held just one position in the financials sector. The Fund had no holdings at all in the consumer staples, telecommunication services, health care or utilities sectors at the end of the annual period.

Our future strategy
In our view, recovery and infrastructure companies should continue to benefit from the tailwind of robust demand from emerging markets building out new infrastructure as well as from the anticipated refurbishment of aging infrastructures in more vigorous fashion than has yet kicked in by the U.S., Europe and the rest of the developed world. Given the dramatic natural disasters seen during the first quarter of 2011, we believe that the earthquake and tsunami in Japan and the floods in Australia may benefit those recovery and infrastructure companies involved in the repair and rebuild of the nations’ damaged areas. Conversely, budget austerity measures anticipated to be enacted in the U.S. could put a damper on infrastructure rebuild domestically. Still, it is worth noting that while economic indicators released toward the end of the annual period suggested that broad measures of the U.S. economy may not be as robust as they were just a few months prior and that the economy’s services segment may be struggling, the manufacturing segment of the U.S. economy, where many recovery and infrastructure-related companies are concentrated, was growing stronger. In other words, those areas of the U.S. economy doing best during the last months of the annual period were those most closely tied to the Fund’s investments.

Whatever short-term trends may impact the group, we continue to believe that healthy demand for the goods and services of infrastructure-related companies is a global, long-term phenomenon that should remain strong even without the full participation of the developed world. As many of the companies the Fund holds are headquartered in the U.S. but conduct their businesses globally, we expect them to continue to perform well. We will, of course, continue to focus on those sectors, industries and individual companies that we believe will benefit most from continued

10  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

interest in developing and improving infrastructure in the U.S. and around the world.

Warren Spitz Senior Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Recovery and Infrastructure Fund Class A shares (from 2/19/2009 to 4/30/2011) as compared to the performance of the Standard and Poor’s (S&P) 500 Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
		Since
		inception
	1 year	2/19/09
Columbia Recovery and Infrastructure Fund
Class A Cumulative value of $10,000	$11,680	$25,540

Average annual total return	+16.80%	+53.39%

S&P 500 Index(1)
Cumulative value of $10,000	$11,722	$18,318

Average annual total return	+17.22%	+31.80%

Results for other share classes can be found on page 4.

12  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

	RiverSource Recovery
	and Infrastructure
	Fund Class
	A (includes
	sales charge)	S&P 500
	($25,540)	Index(1) ($18,318)
2/19/09	9425	10000
4/09	12142	11254
7/09	14316	12808
10/09	15862	13510
1/10	17224	14072
4/10	20611	15627
7/10	18556	14581
10/10	19992	15743
1/11	24113	17195
4/11	25540	18318

(1)	The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for each class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Nov. 1, 2010	April 30, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,277.50	$6.59	1.16%

Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84	1.16%

Class B

Actual(b)	$1,000	$1,272.50	$10.82	1.91%

Hypothetical (5% return before expenses)	$1,000	$1,015.41	$9.60	1.91%

Class C

Actual(b)	$1,000	$1,273.00	$10.82	1.91%

Hypothetical (5% return before expenses)	$1,000	$1,015.41	$9.60	1.91%

Class I

Actual(b)	$1,000	$1,280.50	$4.32	.76%

Hypothetical (5% return before expenses)	$1,000	$1,021.14	$3.83	.76%

Class R

Actual(b)	$1,000	$1,276.30	$8.00	1.41%

Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.09	1.41%

Class R4

Actual(b)	$1,000	$1,277.40	$6.08	1.07%

Hypothetical (5% return before expenses)	$1,000	$1,019.60	$5.39	1.07%

Class R5

Actual(b)	$1,000	$1,278.90	$4.66	.82%

Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.13	.82%

Class Z

Actual(b)	$1,000	$1,279.80	$5.12	.90%

Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	.90%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended April 30, 2011: +27.75% for Class A, +27.25% for Class B, +27.30% for Class C, +28.05% for Class I, +27.63% for Class R, +27.74% for Class R4, +27.89% for Class R5 and +27.98% for Class Z.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments
Columbia Recovery and Infrastructure Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (99.3%)

CONSUMER DISCRETIONARY (4.7%)

Automobiles (4.7%)
Ford Motor Co.(a)(b)	3,303,775	$51,109,399
General Motors Co.(a)(b)	81,415	2,612,608

Total		53,722,007

TOTAL CONSUMER DISCRETIONARY		53,722,007

ENERGY (9.0%)

Energy Equipment & Services (6.9%)
Baker Hughes, Inc.(b)	308,863	23,909,085
Halliburton Co.	531,271	26,818,560
McDermott International, Inc.(a)(c)	874,061	20,182,069
Schlumberger Ltd.(b)(c)	84,660	7,598,235

Total		78,507,949

Oil, Gas & Consumable Fuels (2.1%)
El Paso Corp.	1,225,185	23,780,841

TOTAL ENERGY		102,288,790

FINANCIALS (0.5%)

Real Estate Investment Trusts (REITs) (0.5%)
Weyerhaeuser Co.	238,382	5,485,170

TOTAL FINANCIALS		5,485,170

INDUSTRIALS (50.8%)

Aerospace & Defense (5.2%)
Boeing Co. (The)(b)	137,959	11,006,369
Honeywell International, Inc.	446,252	27,324,010
ITT Corp.	356,636	20,609,995

Total		58,940,374

Airlines (1.8%)
Delta Air Lines, Inc.(a)	1,016,656	10,552,889
United Continental Holdings, Inc.(a)(b)	451,096	10,294,011

Total		20,846,900

Construction & Engineering (21.0%)
Chicago Bridge & Iron Co. NV(c)	1,162,523	47,128,682
Fluor Corp.	189,407	13,247,126
Foster Wheeler AG(a)(c)	972,946	34,607,689
Insituform Technologies, Inc., Class A(a)(b)	806,351	20,408,744
Jacobs Engineering Group, Inc.(a)	353,147	17,519,623
KBR, Inc.(b)	1,268,914	48,688,230
Quanta Services, Inc.(a)(b)	475,421	10,307,127
Shaw Group, Inc. (The)(a)(b)	543,127	21,127,640
URS Corp.(a)	555,041	24,838,085

Total		237,872,946

Electrical Equipment (4.5%)
ABB Ltd., ADR(a)(b)(c)	836,851	23,005,034
Babcock & Wilcox Co. (The)(a)	378,964	11,903,259
Cooper Industries PLC(c)	253,341	16,707,839

Total		51,616,132

Industrial Conglomerates (0.9%)
Tyco International Ltd.(c)	207,368	10,107,116

Machinery (17.0%)
AGCO Corp.(a)	294,671	16,967,155
Astec Industries, Inc.(a)(b)	482,265	18,702,237
Caterpillar, Inc.(b)	229,252	26,457,973
Crane Co.	156,015	7,786,709
Deere & Co.	246,477	24,031,507
Eaton Corp.	301,100	16,117,883
ESCO Technologies, Inc.(b)	69,474	2,548,306
Parker Hannifin Corp.	135,313	12,762,722
Terex Corp.(a)(b)	885,432	30,795,325
Timken Co.(b)	289,102	16,302,462
Trinity Industries, Inc.(b)	559,408	20,250,570

Total		192,722,849

Road & Rail (0.4%)
Union Pacific Corp.	46,238	4,784,246

TOTAL INDUSTRIALS		576,890,563

INFORMATION TECHNOLOGY (25.4%)

Communications Equipment (5.4%)
Cisco Systems, Inc.	282,840	4,966,670
Harris Corp.(b)	227,924	12,109,602
Opnext, Inc.(a)(b)	1,103,198	2,603,547
Telefonaktiebolaget LM Ericsson, ADR(c)	1,126,135	17,117,252
Tellabs, Inc.(b)	5,021,592	24,706,233

Total		61,503,304

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Computers & Peripherals (1.8%)
EMC Corp.(a)	707,781	$20,058,514

Electronic Equipment, Instruments & Components (10.4%)
Benchmark Electronics, Inc.(a)(b)	153,637	2,596,465
Celestica, Inc.(a)(c)	597,701	6,610,573
Coherent, Inc.(a)	423,759	26,489,175
Flextronics International Ltd.(a)(b)(c)	3,378,728	23,549,734
Jabil Circuit, Inc.(b)	133,817	2,654,929
Newport Corp.(a)(b)	1,067,972	20,003,116
Sanmina-SCI Corp.(a)(b)	2,313,098	27,109,509
TE Connectivity Ltd.(c)	242,285	8,685,917

Total		117,699,418

IT Services (2.1%)
IBM Corp.	137,745	23,496,542

Semiconductors & Semiconductor Equipment (3.1%)
Broadcom Corp., Class A(a)	112,940	3,973,230
Brooks Automation, Inc.(a)(b)	1,073,053	13,123,438
Intel Corp.(b)	795,685	18,451,935

Total		35,548,603

Software (2.6%)
Microsoft Corp.	817,686	21,276,190
Oracle Corp.	233,245	8,408,482

Total		29,684,672

TOTAL INFORMATION TECHNOLOGY		287,991,053

MATERIALS (8.9%)

Chemicals (4.9%)
Dow Chemical Co. (The)(b)	557,510	22,852,335
EI du Pont de Nemours & Co.(b)	226,421	12,858,448
Nalco Holding Co.(b)	667,180	19,488,328

Total		55,199,111

Metals & Mining (4.0%)
Alcoa, Inc.(b)	1,551,254	26,371,318
Freeport-McMoRan Copper & Gold, Inc.(b)	347,764	19,137,453

Total		45,508,771

TOTAL MATERIALS		100,707,882

Total Common Stocks
(Cost: $821,442,061)		$1,127,085,465

Money Market Fund (1.6%)

Columbia Short-Term Cash Fund, 0.195%(d)(e)	17,868,874	17,868,874

Total Money Market Fund
(Cost: $17,868,874)		$17,868,874

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (12.2%)

Asset-Backed Commercial Paper (0.6%)
Aspen Funding Corp.
05/18/11	0.210%	$2,999,492	$2,999,492
Belmont Funding LLC
05/26/11	0.320%	2,999,227	2,999,227
Cancara Asset Securitisation LLC
05/09/11	0.220%	999,835	999,835

Total			6,998,554

Certificates of Deposit (1.6%)
Bank of Tokyo Securities
05/02/11	0.100%	6,000,000	6,000,000
Den Danske Bank
05/03/11	0.130%	5,000,000	5,000,000
DnB NOR
05/04/11	0.110%	5,000,000	5,000,000
Erste Bank der Oesterreichische
05/16/11	0.250%	2,000,000	2,000,000

Total			18,000,000

Commercial Paper (0.6%)
Macquarie Bank Ltd.
07/26/11	0.380%	2,997,118	2,997,118
Suncorp Metway Ltd.
05/26/11	0.220%	3,999,292	3,999,292

Total			6,996,410

Money Market Fund (2.2%)
JP Morgan Prime Money Market Fund,
	0.010%	25,000,000	25,000,000

Repurchase Agreements (7.2%)
BNP Paribas Securities Corp. dated 04/29/11, matures 05/02/11, repurchase price $15,000,062(f)
	0.050%	15,000,000	15,000,000
Cantor Fitzgerald & Co. dated 04/29/11, matures 05/02/11, repurchase price $51,500,300(f)
	0.070%	51,500,000	51,500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (cont.)

Repurchase Agreements (cont.)
HSBC Securities, Inc. dated 04/29/11, matures 05/02/11, repurchase price $4,685,054(f)
	0.030%	$4,685,042	$4,685,042
Natixis Financial Products, Inc. dated 04/29/11, matures 05/02/11, repurchase price $10,000,092(f)
	0.110%	10,000,000	10,000,000

Total			81,185,042

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $138,180,006)			$138,180,006

Total Investments
(Cost: $977,490,941)			$1,283,134,345
Other Assets & Liabilities, Net			(148,493,299)

Net Assets			$1,134,641,046

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At April 30, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At April 30, 2011, the value of foreign securities, excluding short-term securities, represented 18.98% of net assets.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2011.

(e)	Investments in affiliates during the year ended April 30, 2011:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$3,966,670	$322,667,350	$(308,765,146)	$—	$17,868,874	$16,317	$17,868,874

18  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP Paribas Securities Corp. (0.050%)
Security Description	Value
Freddie Mac Gold Pool	$7,575,913
Ginnie Mae I Pool	7,724,087

Total Market Value of Collateral Securities	$15,300,000

Cantor Fitzgerald & Co. (0.070%)
Security Description	Value
Fannie Mae Interest Strip	$3,024,197
Fannie Mae Pool	28,194,282
Fannie Mae Principal Strip	224,111
Fannie Mae REMICS	118,447
Fannie Mae Whole Loan	5,063
Federal Farm Credit Bank	427,900
Federal Home Loan Bank Discount Notes	1,717
Federal Home Loan Banks	923,951
Federal Home Loan Mortgage Corp	281,601
Federal National Mortgage Association	299,772
Freddie Mac Non Gold Pool	10,280,964
Freddie Mac REMICS	1,995,274
Freddie Mac Strips	249,186
Ginnie Mae I Pool	373,456
Ginnie Mae II Pool	2,250,685
Government National Mortgage Association	664,341
United States Treasury Inflation Indexed Bonds	191,363
United States Treasury Strip Coupon	2,846,528
United States Treasury Strip Principal	177,162

Total Market Value of Collateral Securities	$52,530,000

HSBC Securities, Inc. (0.030%)
Security Description	Value
Federal Home Loan Banks	$547,315
Federal Home Loan Mortgage Corp	2,160,001
Federal National Mortgage Association	2,071,466

Total Market Value of Collateral Securities	$4,778,782

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.110%)
Security Description	Value
Fannie Mae Interest Strip	$422,510
Fannie Mae Pool	30,014
Fannie Mae REMICS	5,470,536
Freddie Mac Gold Pool	24,159
Freddie Mac Non Gold Pool	27,328
Freddie Mac REMICS	2,813,727
Government National Mortgage Association	119,369
United States Treasury Note/Bond	1,292,450

Total Market Value of Collateral Securities	$10,200,093

Abbreviation Legend

ADR	American Depositary Receipt

20  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$53,722,007	$—	$—	$53,722,007
Energy	102,288,790	—	—	102,288,790
Financials	5,485,170	—	—	5,485,170
Industrials	576,890,563	—	—	576,890,563
Information Technology	287,991,053	—	—	287,991,053
Materials	100,707,882	—	—	100,707,882

Total Equity Securities	1,127,085,465	—	—	1,127,085,465

Other
Affiliated Money Market Fund(c)	17,868,874	—	—	17,868,874
Investments of Cash Collateral Received for Securities on Loan	25,000,000	113,180,006	—	138,180,006

Total Other	42,868,874	113,180,006	—	156,048,880

Total	$1,169,954,339	$113,180,006	$—	$1,283,134,345

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at April 30, 2011.

22  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  23

Statement of Assets and Liabilities
April 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $821,442,061)	$1,127,085,465
Affiliated issuers (identified cost $17,868,874)	17,868,874
Investment of cash collateral received for securities on loan (identified cost $138,180,006)	138,180,006

Total investments (identified cost $977,490,941)	1,283,134,345
Receivable for:
Capital shares sold	7,490,293
Dividends	511,990
Interest	21,447
Reclaims	41,263

Total assets	1,291,199,338

Liabilities
Due upon return of securities on loan	138,180,006
Payable for:
Investments purchased	17,297,562
Capital shares purchased	913,453
Investment management fees	19,793
Distribution fees	6,883
Transfer agent fees	33,974
Administration fees	1,741
Plan administration fees	6
Other expenses	104,874

Total liabilities	156,558,292

Net assets applicable to outstanding shares	$1,134,641,046

Represented by
Paid-in capital	$805,791,804
Undistributed net investment income	106,958
Accumulated net realized gain	23,098,880
Unrealized appreciation (depreciation) on:
Investments	305,643,404

Total — representing net assets applicable to outstanding shares	$1,134,641,046

*Value of securities on loan	$135,442,037

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Net assets applicable to outstanding shares
Class A	$711,891,561
Class B	$25,379,616
Class C	$50,102,461
Class I	$89,990,387
Class R	$160,233
Class R4	$822,584
Class R5	$108,818
Class Z	$256,185,386
Shares outstanding
Class A	29,687,342
Class B	1,071,806
Class C	2,115,340
Class I	3,730,114
Class R	6,727
Class R4	34,254
Class R5	4,517
Class Z	10,622,244
Net asset value per share
Class A(a)	$23.98
Class B	$23.68
Class C	$23.69
Class I	$24.13
Class R	$23.82
Class R4	$24.01
Class R5	$24.09
Class Z	$24.12

(a)	The maximum offering price per share for Class A is $25.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  25

Statement of Operations
Year ended April 30, 2011

Net investment income
Income:
Dividends	$10,996,099
Interest	638
Dividends from affiliates	16,317
Income from securities lending — net	63,123
Foreign taxes withheld	(101,459)

Total income	10,974,718

Expenses:
Investment management fees	4,444,701
Distribution fees
Class A	1,226,869
Class B	215,238
Class C	336,724
Class R	551
Class R3	14
Transfer agent fees
Class A	697,147
Class B	31,802
Class C	48,231
Class R	127
Class R3	3
Class R4	537
Class R5	58
Class Z	10,041
Administration fees	393,602
Plan administration fees
Class R	71
Class R3	14
Class R4	1,582
Compensation of board members	15,447
Custodian fees	14,900
Printing and postage fees	81,459
Registration fees	159,446
Professional fees	32,776
Other	20,810

Total expenses	7,732,150

Net investment income	3,242,568

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$22,990,247

Net realized gain	22,990,247
Net change in unrealized appreciation (depreciation) on:
Investments	136,435,003

Net change in unrealized appreciation	136,435,003

Net realized and unrealized gain	159,425,250

Net increase in net assets resulting from operations	$162,667,818

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  27

Statement of Changes in Net Assets

Year ended April 30,	2011	2010
Operations
Net investment income (loss)	$3,242,568	$(875,886)
Net realized gain	22,990,247	9,561,213
Net change in unrealized appreciation	136,435,003	159,170,071

Net increase in net assets resulting from operations	162,667,818	167,855,398

Distributions to shareholders from:
Net investment income
Class A	(2,114,674)	—
Class I	(882,350)	(15,176)
Class R	(345)	—
Class R4	(2,795)	(28)
Class R5	(421)	(2)
Class Z	(282)	—
Net realized gains
Class A	(5,943,087)	(900,249)
Class B	(268,638)	(47,676)
Class C	(417,539)	(48,765)
Class I	(1,445,572)	(306,918)
Class R	(1,359)	(55)
Class R3	—	(55)
Class R4	(7,476)	(1,204)
Class R5	(753)	(55)
Class Z	(468)	—

Total distributions to shareholders	(11,085,759)	(1,320,183)

Increase in net assets from share transactions	376,685,583	369,885,124

Total increase in net assets	528,267,642	536,420,339
Net assets at beginning of year	606,373,404	69,953,065

Net assets at end of year	$1,134,641,046	$606,373,404

Undistributed (excess of distributions over) net investment income	$106,958	$(11,597)

	2011		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	12,028,526	252,733,372	19,578,973	304,416,648
Conversions from Class B	86,213	1,557,980	33,630	457,477
Distributions reinvested	332,692	7,059,755	53,420	886,245
Redemptions	(5,077,366)	(99,159,892)	(1,720,267)	(28,720,576)

Net increase	7,370,065	162,191,215	17,945,756	277,039,794

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

	2011		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)
Class B shares
Subscriptions	225,589	4,270,275	921,407	14,063,554
Distributions reinvested	12,084	253,890	2,719	44,835
Conversions to Class A	(87,152)	(1,557,980)	(33,735)	(457,477)
Redemptions	(187,416)	(3,600,553)	(128,079)	(2,116,471)

Net increase (decrease)	(36,895)	(634,368)	762,312	11,534,441

Class C shares
Subscriptions	874,815	18,132,538	1,258,644	20,202,690
Distributions reinvested	18,054	379,498	2,772	45,712
Redemptions	(214,030)	(4,277,952)	(59,645)	(995,259)

Net increase	678,839	14,234,084	1,201,771	19,253,143

Class I shares
Subscriptions	157,048	3,165,404	6,911,440	89,945,510
Distributions reinvested	109,182	2,327,759	19,344	322,070
Redemptions	(2,475,853)	(55,945,430)	(2,055,670)	(28,788,193)

Net increase (decrease)	(2,209,623)	(50,452,267)	4,875,114	61,479,387

Class R shares
Subscriptions	2,587	50,329	3,127	61,860
Distributions reinvested	52	1,092	—	—
Redemptions	(39)	(850)	—	—

Net increase	2,600	50,571	3,127	61,860

Class R3 shares
Redemptions	(1,000)	(16,521)	—	—

Net increase (decrease)	(1,000)	(16,521)	—	—

Class R4 shares
Subscriptions	12,917	264,706	35,309	579,230
Distributions reinvested	455	9,677	71	1,175
Redemptions	(10,820)	(217,603)	(5,623)	(101,651)

Net increase	2,552	56,780	29,757	478,754

Class R5 shares
Subscriptions	1,460	34,185	2,020	37,745
Distributions reinvested	37	785	—	—

Net increase	1,497	34,970	2,020	37,745

Class Z shares
Subscriptions	10,696,438	252,955,888	—	—
Distributions reinvested	33	695	—	—
Redemptions	(74,227)	(1,735,464)	—	—

Net increase	10,622,244	251,221,119	—	—

Total net increase	16,430,279	376,685,583	24,819,857	369,885,124

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  29

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended April 30,
Per share data	2011	2010	2009(a)
Net asset value, beginning of period	$19.66	$11.62	$9.02

Income from investment operations:
Net investment income (loss)	0.09	(0.05)	(0.00	)(b)
Net realized and unrealized gain on investments	4.57	8.15	2.60

Total from investment operations	4.66	8.10	2.60

Less distributions to shareholders from:
Net investment income	(0.09)	—	—
Net realized gains	(0.25)	(0.06)	—

Total distributions to shareholders	(0.34)	(0.06)	—

Net asset value, end of period	$23.98	$19.66	$11.62

Total return	23.92%	69.75%	28.83%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.16%	1.17%	1.82%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.16%	1.17%	1.39%	(d)

Net investment income (loss)	0.47%	(0.30% )	(0.19%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$711,892	$438,673	$50,777

Portfolio turnover	17%	11%	4%

See accompanying Notes to Financial Highlights.

30  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Class B	Year ended April 30,
Per share data	2011	2010	2009(a)
Net asset value, beginning of period	$19.48	$11.60	$9.02

Income from investment operations:
Net investment loss	(0.04)	(0.17)	(0.02)
Net realized and unrealized gain on investments	4.49	8.11	2.60

Total from investment operations	4.45	7.94	2.58

Less distributions to shareholders from:
Net realized gains	(0.25)	(0.06)	—

Total distributions to shareholders	(0.25)	(0.06)	—

Net asset value, end of period	$23.68	$19.48	$11.60

Total return	23.01%	68.49%	28.60%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.91%	1.94%	2.58%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.91%	1.94%	2.15%	(d)

Net investment loss	(0.18% )	(1.04% )	(0.97%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$25,380	$21,597	$4,018

Portfolio turnover	17%	11%	4%

See accompanying Notes to Financial Highlights.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  31

Financial Highlights (continued)

Class C	Year ended April 30,
Per share data	2011	2010	2009(a)
Net asset value, beginning of period	$19.48	$11.60	$9.02

Income from investment operations:
Net investment loss	(0.06)	(0.17)	(0.02)
Net realized and unrealized gain on investments	4.52	8.11	2.60

Total from investment operations	4.46	7.94	2.58

Less distributions to shareholders from:
Net realized gains	(0.25)	(0.06)	—

Total distributions to shareholders	(0.25)	(0.06)	—

Net asset value, end of period	$23.69	$19.48	$11.60

Total return	23.06%	68.49%	28.60%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.91%	1.92%	2.58%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.91%	1.92%	2.15%	(d)

Net investment loss	(0.28% )	(1.06% )	(0.94%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$50,102	$27,987	$2,723

Portfolio turnover	17%	11%	4%

See accompanying Notes to Financial Highlights.

32  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Class I	Year ended April 30,
Per share data	2011	2010		2009(a)
Net asset value, beginning of period	$19.75	$11.63		$9.02

Income from investment operations:
Net investment income	0.20	0.02		0.01
Net realized and unrealized gain on investments	4.58	8.16		2.60

Total from investment operations	4.78	8.18		2.61

Less distributions to shareholders from:
Net investment income	(0.15)	(0.00	)(b)	—
Net realized gains	(0.25)	(0.06)		—

Total distributions to shareholders	(0.40)	(0.06)		—

Net asset value, end of period	$24.13	$19.75		$11.63

Total return	24.48%	70.41%		28.94%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.76%	0.78%		1.47%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.76%	0.78%		0.99%	(d)

Net investment income	1.03%	0.10%		0.31%	(d)

Supplemental data
Net assets, end of period (in thousands)	$89,990	$117,333		$12,378

Portfolio turnover	17%	11%		4%

See accompanying Notes to Financial Highlights.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

Class R(f)	Year ended April 30,
Per share data	2011	2010	2009(a)
Net asset value, beginning of period	$19.56	$11.61	$9.02

Income from investment operations:
Net investment income (loss)	0.03	(0.11)	(0.01)
Net realized and unrealized gain on investments	4.54	8.12	2.60

Total from investment operations	4.57	8.01	2.59

Less distributions to shareholders from:
Net investment income	(0.06)	—	—
Net realized gains	(0.25)	(0.06)	—

Total distributions to shareholders	(0.31)	(0.06)	—

Net asset value, end of period	$23.82	$19.56	$11.61

Total return	23.59%	69.04%	28.71%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.45%	1.59%	2.27%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.45%	1.59%	1.79%	(d)

Net investment income (loss)	0.15%	(0.69% )	(0.48%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$160	$81	$12

Portfolio turnover	17%	11%	4%

See accompanying Notes to Financial Highlights.

34  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Class R4	Year ended April 30,
Per share data	2011	2010		2009(a)
Net asset value, beginning of period	$19.68	$11.62		$9.02

Income from investment operations:
Net investment income (loss)	0.12	(0.04)		0.00	(b)
Net realized and unrealized gain on investments	4.55	8.16		2.60

Total from investment operations	4.67	8.12		2.60

Less distributions to shareholders from:
Net investment income	(0.09)	(0.00	)(b)	—
Net realized gains	(0.25)	(0.06)		—

Total distributions to shareholders	(0.34)	(0.06)		—

Net asset value, end of period	$24.01	$19.68		$11.62

Total return	23.97%	69.94%		28.82%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.07%		1.76%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.07%	1.07%		1.29%	(d)

Net investment income (loss)	0.65%	(0.25%	)	0.06%	(d)

Supplemental data
Net assets, end of period (in thousands)	$823	$624		$23

Portfolio turnover	17%	11%		4%

See accompanying Notes to Financial Highlights.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

Class R5	Year ended April 30,
Per share data	2011	2010		2009(a)
Net asset value, beginning of period	$19.74	$11.63		$9.02

Income from investment operations:
Net investment income	0.16	0.00	(b)	0.01
Net realized and unrealized gain on investments	4.58	8.17		2.60

Total from investment operations	4.74	8.17		2.61

Less distributions to shareholders from:
Net investment income	(0.14)	(0.00	)(b)	—
Net realized gains	(0.25)	(0.06)		—

Total distributions to shareholders	(0.39)	(0.06)		—

Net asset value, end of period	$24.09	$19.74		$11.63

Total return	24.27%	70.32%		28.94%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.84%		1.51%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82%	0.84%		1.04%	(d)

Net investment income	0.81%	0.02%		0.27%	(d)

Supplemental data
Net assets, end of period (in thousands)	$109	$60		$12

Portfolio turnover	17%	11%		4%

See accompanying Notes to Financial Highlights.

36  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

	Year ended
Class Z	April 30,
Per share data	2011(g)
Net asset value, beginning of period	$18.33

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	6.22

Total from investment operations	6.19

Less distributions to shareholders from:
Net investment income	(0.15)
Net realized gains	(0.25)

Total distributions to shareholders	(0.40)

Net asset value, end of period	$24.12

Total return	34.05%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.90%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.90%	(d)

Net investment loss	(0.20%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$256,185

Portfolio turnover	17%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (when shares became available) to April 30, 2009.
(b)	Rounds to less than $0.01.
(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(f)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(g)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements
April 30, 2011

Note 1. Organization

Columbia Recovery and Infrastructure Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 and Class R5 shares are not subject to sales charges; however, these classes were closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

38  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

At August 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

The policy adopted by the Board of Trustees (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

40  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.650% to 0.500% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the S&P 500 Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment was made on March 1, 2011 and covered the 24-month period beginning March 1, 2009. The adjustment increased the management fee by $87,323 for the year ended April 30, 2011. The management fee for the year ended April 30, 2011 was 0.66% of the Fund’s average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and the elimination of the PIA will be effective on or about July 1, 2011.

Administration Fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended April 30, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

42  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

administrative services to the Fund and the Board. For the year ended April 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. Total transfer agent fees for Class R4 and R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agent fees. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

For the year ended April 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.15
Class C	0.14
Class R	0.12
Class R4	0.05
Class R5	0.05
Class Z	0.06

Class I shares do not pay transfer agent fees.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $222,000 and $68,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $329,549 for Class A, $19,799 for Class B and $9,810 for Class C for the year ended April 30, 2011.

44  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective July 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.14
Class C	2.13
Class I	1.03
Class R	1.83
Class R4	1.33
Class R5	1.08
Class Z	1.13

Prior to July 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving effect to any performance incentive adjustment, did not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.39%
Class B	2.15
Class C	2.15
Class I	1.00
Class R	1.80
Class R4	1.30
Class R5	1.05

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, and before giving

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

effect to any performance incentive adjustment, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class A	1.43%
Class B	2.18
Class C	2.18
Class I	1.08
Class R	1.68
Class R4	1.38
Class R5	1.13
Class Z	1.18

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(123,146)
Accumulated net realized gain	123,146

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

46  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

The tax character of distributions paid during the years indicated was as follows:

Year ended Apr. 30,	2011	2010
Ordinary income	$9,209,862	$1,320,183
Long-term capital gain	1,875,897	—

At April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$120,276
Undistributed accumulated long-term gain	23,205,130
Unrealized appreciation	305,523,836

At April 30, 2011, the cost of investments for federal income tax purposes was $977,597,191 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$313,771,094
Unrealized depreciation	(8,233,940)

Net unrealized appreciation	$305,537,154

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $480,601,847 and $116,988,988, respectively, for the year ended April 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At April 30, 2011, securities valued at $135,442,037 were on loan, secured by cash collateral of $138,180,006 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2011, the Investment Manager and/or affiliates owned 100% of Class I shares.

48  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended April 30, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

50  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Recovery and Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Recovery and Infrastructure Fund (formerly RiverSource Recovery and Infrastructure Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 19, 2009 (when shares became publicly available) to April 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

52  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Recovery and Infrastructure Fund of the Columbia Funds Series Trust II at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 19, 2009 (when shares became publicly available) to April 30, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
June 22, 2011

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  53

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

Capital gain distribution – the Fund designates $1,875,897 to be taxed as long-term capital gain

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

54  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Mr. Leroy C. Richie and Mr. John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors/trustees to twelve for all funds.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Other present or
Name,	Position held		Number of funds	past directorships/
address,	with funds and	Principal occupation	in the fund	trusteeships
age	length of service	during past five years	family overseen by board member	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	157	None

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  55

Board Members and Officers (continued)

Independent Board Members (continued)

				Other present or
Name,	Position held		Number of funds	past directorships/
address,	with funds and	Principal occupation	in the fund	trusteeships
age	length of service	during past five years	family overseen by board member	(within past 5 years)
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	147	BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	157	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/99 for Nations Funds	Retired	147	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	157	None

56  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

				Other present or
Name,	Position held		Number of funds	past directorships/
address,	with funds and	Principal occupation	in the fund	trusteeships
age	length of service	during past five years	family overseen by board member	(within past 5 years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., Jan. 2008-Aug. 2010	147	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), since September 2003; Executive Chairman, Conseco, Inc. (insurance), Aug. 2004-Sept. 2005	147	BofA Fund Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	157	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	157	None

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  57

Board Members and Officers (continued)

Independent Board Members (continued)

				Other present or
Name,	Position held		Number of funds	past directorships/
address,	with funds and	Principal occupation	in the fund	trusteeships
age	length of service	during past five years	family overseen by board member	(within past 5 years)
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	147	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	157	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	157	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 63	Board member since 6/11 for RiverSource Funds and since 5/03 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	147	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	157	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

58  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Interested Board Member Not Affiliated with Investment Manager*

Number of funds
Name,	Position held		in the fund	Other present or past
address,	with funds and	Principal occupation	family overseen	directorships/ trusteeships
age	length of service	during past five years	by board member	(within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	147	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  59

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

			Number of funds	Other present or past
Name,	Position held		in the fund	directorships/
address,	with funds and	Principal occupation	family overseen	trusteeships
age	length of service	during past five years	by board member	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	157	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

60  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  61

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

62  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  63

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Trustees (the Board) of Columbia Recovery and Infrastructure Fund (the Fund) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement), which will have the effect of eliminating the performance incentive adjustment. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Series Trust, now known as Columbia Funds Series Trust II, on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

64  COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT

Results of Meeting of Shareholders

Columbia Recovery and Infrastructure Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal: To elect trustees to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	478,584,012.317	10,853,267.082	0.000	0.000
02	Edward J. Boudreau, Jr.	478,879,121.590	10,558,157.809	0.000	0.000
03	Pamela G. Carlton	478,818,899.160	10,618,380.239	0.000	0.000
04	William P. Carmichael	478,346,181.970	11,091,097.429	0.000	0.000
05	Patricia M. Flynn	478,991,795.463	10,445,483.936	0.000	0.000
06	William A. Hawkins	478,715,838,684	10,721,440.715	0.000	0.000
07	R. Glenn Hilliard	478,399,576.168	11,037,703.231	0.000	0.000
08	Stephen R. Lewis, Jr.	478,377,446.069	11,059,833.330	0.000	0.000
09	John F. Maher	478,854,131.045	10,583,148.354	0.000	0.000
10	John J. Nagorniak	478,738,911.288	10,698,368.111	0.000	0.000
11	Catherine James Paglia	478,880,649.234	10,556,630.165	0.000	0.000
12	Leroy C. Richie	478,605,585.646	10,831,693.753	0.000	0.000
13	Anthony M. Santomero	478,771,000.808	10,666,278.591	0.000	0.000
14	Minor M. Shaw	478,719,607.986	10,717,671.413	0.000	0.000
15	Alison Taunton-Rigby	478,507,336.113	10,929,943.286	0.000	0.000
16	William F. Truscott	478,957,751.603	10,479,527.796	0.000	0.000

*	All shares of RiverSource Series Trust, now known as Columbia Funds Series Trust II, are voted together as a single class for the election of trustees.

Proposal: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
348,386,743.409	8,335,412.287	10,408,635.172	47,604,131.300

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2011 ANNUAL REPORT  65

Columbia Recovery and Infrastructure Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

(COLUMBIA MANAGEMENT LOGO)	This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6529 E (6/11)

Annual Report
and Prospectus

Columbia Retirement Plus® Series

Annual Report for the Period Ended April 30, 2011

This annual report describes eight Funds, each of which invests in other Columbia Funds. Each Fund seeks to provide high total return through a combination of current income and capital appreciation, consistent with its current asset allocation.

>	Columbia Retirement Plus 2010 Fund

>	Columbia Retirement Plus 2015 Fund

>	Columbia Retirement Plus 2020 Fund

>	Columbia Retirement Plus 2025 Fund

>	Columbia Retirement Plus 2030 Fund

>	Columbia Retirement Plus 2035 Fund

>	Columbia Retirement Plus 2040 Fund

>	Columbia Retirement Plus 2045 Fund

This annual report includes a prospectus that describes in detail the Funds’ objectives, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance
Columbia Retirement Plus 2010 Fund	2
Columbia Retirement Plus 2015 Fund	4
Columbia Retirement Plus 2020 Fund	6
Columbia Retirement Plus 2025 Fund	8
Columbia Retirement Plus 2030 Fund	10
Columbia Retirement Plus 2035 Fund	12
Columbia Retirement Plus 2040 Fund	14
Columbia Retirement Plus 2045 Fund	16
Manager Commentary	18
The Fund’s Long-term Performance	22
Investment Changes	38
Fund Expenses Examples	54
Investments in Affiliated Funds	63
Statement of Assets and Liabilities	79
Statement of Operations	82
Statement of Changes in Net Assets	85
Financial Highlights	93
Notes to Financial Statements	117
Report of Independent Registered Public Accounting Firm	124
Federal Income Tax Information	125
Board Members and Officers	127
Proxy Voting	132
Approval of Investment Management Services Agreement	132
Results of Meeting of Shareholders	134

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  1

Your Fund at a Glance
Columbia Retirement Plus 2010 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2010 Fund (the 2010 Fund or the Fund) Class A shares gained 11.37% (excluding sales charge). Its Blended 2010 Composite Index benchmark rose 11.49%.

>	The Russell 3000® Index, the 2010 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2010 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2010 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2010 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2010 Fund Class A (excluding sales charge)	+11.37%	+1.96%	+3.79%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2010 Composite Index (unmanaged)	+11.49%	+3.46%	+5.08%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2010 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+11.37%	+1.96%	+3.79%

Class C (inception 9/27/10)	N/A	N/A	+11.29%*

Class R (inception 12/11/06)	+11.01%	+1.63%	+1.57%

Class Z (inception 5/18/06)	+11.60%	+2.15%	+3.98%

With sales charge
Class A (inception 5/18/06)	+4.97%	-0.03%	+2.56%

Class C (inception 9/27/10)	N/A	N/A	+10.29%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  3

Your Fund at a Glance
Columbia Retirement Plus 2015 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2015 Fund (the 2015 Fund or the Fund) Class A shares rose 12.54% (excluding sales charge). Its Blended 2015 Composite Index benchmark gained 12.72%.

>	The Russell 3000® Index, the 2015 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2015 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2015 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2015 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2015 Fund Class A (excluding sales charge)	+12.54%	+0.89%	+3.26%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2015 Composite Index (unmanaged)	+12.72%	+3.00%	+4.81%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2015 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

4  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2015 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+12.54%	+0.89%	+3.26%

Class C (inception 9/27/10)	N/A	N/A	+13.15%*

Class R (inception 12/11/06)	+12.17%	+0.61%	+0.80%

Class Z (inception 5/18/06)	+12.81%	+1.14%	+3.47%

With sales charge
Class A (inception 5/18/06)	+6.07%	-1.08%	+2.03%

Class C (inception 9/27/10)	N/A	N/A	+12.15%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  5

Your Fund at a Glance
Columbia Retirement Plus 2020 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2020 Fund (the 2020 Fund or the Fund) Class A shares gained 14.21% (excluding sales charge). Its Blended 2020 Composite Index benchmark rose 13.97%.

>	The Russell 3000® Index, the 2020 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2020 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2020 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2020 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2020 Fund Class A (excluding sales charge)	+14.21%	+0.09%	+2.79%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2020 Composite Index (unmanaged)	+13.97%	+2.52%	+4.51%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2020 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

6  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+14.21%	+0.09%	+2.79%

Class C (inception 9/27/10)	N/A	N/A	+15.11%*

Class R (inception 12/11/06)	+13.77%	-0.21%	+0.20%

Class Z (inception 5/18/06)	+14.33%	+0.27%	+3.01%

With sales charge
Class A (inception 5/18/06)	+7.64%	-1.87%	+1.56%

Class C (inception 9/27/10)	N/A	N/A	+14.11%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  7

Your Fund at a Glance
Columbia Retirement Plus 2025 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2025 Fund (the 2025 Fund or the Fund) Class A shares rose 15.45% (excluding sales charge). Its Blended 2025 Composite Index benchmark gained 15.20%.

>	The Russell 3000® Index, the 2025 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2025 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2025 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2025 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2025 Fund Class A (excluding sales charge)	+15.45%	-0.32%	+2.42%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2025 Composite Index (unmanaged)	+15.20%	+2.39%	+4.39%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2025 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

8  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2025 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+15.45%	-0.32%	+2.42%

Class C (inception 9/27/10)	N/A	N/A	+17.12%*

Class R (inception 12/11/06)	+15.14%	-0.65%	-0.18%

Class Z (inception 5/18/06)	+15.76%	-0.07%	+2.67%

With sales charge
Class A (inception 5/18/06)	+8.80%	-2.27%	+1.20%

Class C (inception 9/27/10)	N/A	N/A	+16.12%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  9

Your Fund at a Glance
Columbia Retirement Plus 2030 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2030 Fund (the 2030 Fund or the Fund) Class A shares gained 15.60% (excluding sales charge). Its Blended 2030 Composite Index benchmark rose 15.62%.

>	The Russell 3000® Index, the 2030 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2030 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2030 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2030 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2030 Fund Class A (excluding sales charge)	+15.60%	-0.28%	+2.56%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2030 Composite Index (unmanaged)	+15.62%	+2.53%	+4.47%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2030 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

10  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+15.60%	-0.28%	+2.56%

Class C (inception 9/27/10)	N/A	N/A	+17.27%*

Class R (inception 12/11/06)	+15.29%	-0.54%	-0.10%

Class Z (inception 5/18/06)	+15.98%	-0.02%	+2.80%

With sales charge
Class A (inception 5/18/06)	+8.95%	-2.22%	+1.34%

Class C (inception 9/27/10)	N/A	N/A	+16.27%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  11

Your Fund at a Glance
Columbia Retirement Plus 2035 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2035 Fund’s (the 2035 Fund or the Fund) Class A shares rose 15.81% (excluding sales charge). Its Blended 2035 Composite Index benchmark advanced 15.76%.

>	The Russell 3000® Index, the 2035 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2035 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2035 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2035 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2035 Fund Class A (excluding sales charge)	+15.81%	-0.25%	+2.42%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2035 Composite Index (unmanaged)	+15.76%	+2.57%	+4.49%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2035 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

12  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2035 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+15.81%	-0.25%	+2.42%

Class C (inception 9/27/10)	N/A	N/A	+17.40%*

Class R (inception 12/11/06)	+15.37%	-0.54%	-0.11%

Class Z (inception 5/18/06)	+16.04%	-0.05%	+2.65%

With sales charge
Class A (inception 5/18/06)	+9.16%	-2.19%	+1.20%

Class C (inception 9/27/10)	N/A	N/A	+16.40%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  13

Your Fund at a Glance
Columbia Retirement Plus 2040 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2040 Fund (the 2040 Fund or the Fund) Class A shares gained 15.81% (excluding sales charge). Its Blended 2040 Composite Index benchmark rose 15.91%.

>	The Russell 3000® Index, the 2040 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2040 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2040 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2040 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2040 Fund Class A (excluding sales charge)	+15.81%	-0.12%	+2.60%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2040 Composite Index (unmanaged)	+15.91%	+2.61%	+4.52%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2040 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

14  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+15.81%	-0.12%	+2.60%

Class C (inception 9/27/10)	N/A	N/A	+17.43%*

Class R (inception 12/11/06)	+15.58%	-0.39%	-0.01%

Class Z (inception 5/18/06)	+16.25%	+0.09%	+2.84%

With sales charge
Class A (inception 5/18/06)	+9.15%	-2.07%	+1.38%

Class C (inception 9/27/10)	N/A	N/A	+16.43%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  15

Your Fund at a Glance
Columbia Retirement Plus 2045 Fund

FUND SUMMARY

>	For the 12-month period ended April 30, 2011, Columbia Retirement Plus 2045 Fund (the 2045 Fund or the Fund) Class A shares gained 16.26% (excluding sales charge). Its Blended 2045 Composite Index benchmark advanced 16.06%.

>	The Russell 3000® Index, the 2045 Fund’s domestic equity benchmark, increased 18.35% during the same period.

>	The 2045 Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 5.36% during the same period.

>	The Morgan Stanley Capital International (MSCI) EAFE Index, a component of the Blended 2045 Composite Index, rose 19.70% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2045 Composite Index, gained 0.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2011)

Since
	1 year	3 years	inception(a)
Columbia Retirement Plus 2045 Fund Class A (excluding sales charge)	+16.26%	-0.16%	+2.54%

Russell 3000 Index (unmanaged)	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.36%	+5.81%	+6.38%

MSCI EAFE Index (unmanaged)	+19.70%	-2.37%	+2.59%

Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.15%	+0.43%	+1.98%

Blended 2045 Composite Index (unmanaged)	+16.06%	+2.66%	+4.55%

(a)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2045 Composite Index are from June 1, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

16  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2011
			Since
Without sales charge	1 year	3 years	inception
Class A (inception 5/18/06)	+16.26%	-0.16%	+2.54%

Class C (inception 9/27/10)	N/A	N/A	+17.65%*

Class R (inception 12/11/06)	+15.93%	-0.45%	-0.03%

Class R4 (inception 12/11/06)	+16.20%	+0.01%	+0.43%

Class Z (inception 5/18/06)	+16.51%	+0.07%	+2.77%

With sales charge
Class A (inception 5/18/06)	+9.57%	-2.11%	+1.32%

Class C (inception 9/27/10)	N/A	N/A	+16.65%*

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. Class R, Class R4 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  17

Manager Commentary

Effective May 1, 2010, Colin Moore, Anwiti Bahugana, David Joy, Kent Peterson, Kent Bergene and Marie Schofield took over the portfolio management of the Funds. Effective May 10, 2011, Todd White was added as a portfolio manager to the Funds and Colin Moore, David Joy and Marie Schofield no longer serve as portfolio managers to the Funds.

Dear Shareholders,

During the 12-month period ended April 30, 2011, global financial markets maintained a generally upward momentum, posting solid gains overall. At the start of the annual period, equity markets experienced heightened volatility as concerns lingered around the economic recovery and the potential for a double-dip recession. By summer 2010, this outcome appeared unlikely, and equity markets responded by moving significantly higher through the end of April 2011. Yet, volatility escalated again early in 2011 on concerns over geopolitical risks in North Africa and the Middle East region, both natural and man-made disasters in Japan and rising inflation globally.

Against this backdrop, the eight Columbia Retirement Plus Series Funds (the Funds) each generated solid double-digit absolute gains though seven of the eight modestly underperformed their respective Blended Composite Index benchmarks.

Significant performance factors
Performance for the Funds benefitted during the 12-month period both by asset allocation decisions and by strong overall performance within the underlying funds.

From an asset allocation perspective, we opportunistically increased the Funds’ allocation to equities when prices were depressed during the summer of 2010, a key factor in the Funds’ performance. Within the Funds’ equity allocation, we decreased the Funds’ allocation to developed international equities in favor of U.S. large-cap stocks, an action that also benefited results. The Funds’ exposure to small- and mid-cap stocks as well as to emerging market equities proved prudent as well. In light of heightened market volatility near the end of the annual period, we subsequently pared the Funds’ emerging market equity allocation.

On the fixed income side, the Funds’ positions in both high yield corporate bonds and investment grade corporate bonds aided performance. That said, during the annual period, we reduced the Funds’ exposure to investment grade corporate bonds in favor of high yield corporate bonds. Although the difference in yield between lower quality and higher quality bonds narrowed from peak levels, high yield corporate bonds still appeared reasonably attractive to us, especially given relatively low expected default rates for the high yield corporate bond sector.

Both equity and fixed income underlying funds contributed positively to the Funds’ performance. The Funds benefited most on the equity side from solid performance from Columbia Large Core Quantitative Fund, Columbia Large Value Quantitative Fund, Columbia Select Large-Cap Growth Fund, Columbia Small Cap Value Fund II and Columbia Dividend Opportunity Fund, each of which significantly outperformed its respective benchmark index. The main area of weakness was in the underlying international equity fund, which has since merged into Columbia Multi-Advisor International Equity Fund. Within fixed income, the performance of the underlying Columbia Diversified Bond Fund, Columbia Emerging Markets Bond Fund and Columbia Global Bond Fund contributed most positively to overall Retirement Plus Series returns for the annual period. Such positives were partially offset by the detracting effect of weaker performance within the underlying Columbia High Yield Bond Fund, which trailed its benchmark index for the annual period but still delivered solid absolute returns.

Changes to the Funds’ portfolios
We proactively adjusted the Funds’ allocations during the annual period in anticipation of shifting market conditions. For example, despite economic data that was indicating a slowdown early in the annual period, our team believed a double dip recession was unlikely. In turn, with equity prices depressed, our team seized the opportunity to increase the Funds’ allocation to equities during the summer of 2010. In addition, as indicated earlier, within the Funds’ equity allocations, we decreased the Funds’ allocations to developed international equities in favor of U.S. large cap equities. Toward the end of the annual period, volatility was higher due to

18  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

concerns of rising inflation in China, the winding down of a second round of quantitative easing in the U.S., natural disasters and nuclear crises in Japan and spreading geopolitical risks in the Middle East and North Africa. As a result, our team reduced the Funds’ emerging market equity allocations from overweight to neutral, relative to the Funds’ Blended Composite Index benchmarks.

On the fixed income side, we added to the Funds’ exposure to the securitized sector, including mortgage-backed securities and asset-backed securities. The Funds overall had maintained underweighted allocations to the securitized sector given dislocations following the financial crisis and what we perceived as better relative value elsewhere. We brought this position to a neutral one relative to each Fund’s Blended Composite Index benchmarks. Given our outlook for the fixed income asset class broadly and for interest rates, we felt it would be prudent to increase diversification of the Funds’ fixed income holdings. We reduced the Funds’ overweighted allocations to investment grade corporate bonds in favor of high yield corporate bonds. The differential in yields between high yield corporate bonds and U.S. Treasuries, while having narrowed significantly from peak levels, still appeared reasonably attractive on a historical basis — particularly in light of the low expected default rates. We maintained the Funds’ underweighted allocations to U.S. Treasuries and to Treasury Inflation Protected Securities (TIPS).

Outside of asset allocation changes, we made several other changes to the Funds’ portfolios since taking over management of the Funds in May 2010. Our team instituted the use of a wide variety of both quantitative and qualitative inputs. In November, we expanded the number of underlying funds in which the Funds may invest, thus providing the opportunity to increase diversification of underlying fund managers and investment styles. Such expansion also supplied new sources of potential added value opportunities.

In April 2011, we revised the neutral asset allocation — or what we call the glide path — for each of the Funds in an effort to enhance diversification and reduce the correlation of various asset classes and sectors. In making allocation decisions, we first create a neutral asset allocation designed for the time horizon of each Fund, based on analysis of capital markets, long-term returns, risk and correlation of various asset classes and investment categories, combined with normal retirement ages and life expectancy information. The neutral asset allocation for each Fund varies over time, generally becoming more conservative as the Fund approaches and later moves beyond its target date. The changes we made to the Funds’ glide paths include increased style diversification; lower volatility, especially after retirement when volatility control is most beneficial to shareholders; and the addition of asset class sectors. Within the equity component, the Funds’ glide paths now incorporate less concentration in large cap equities and greater allocation to other equity sectors, including real estate investment trusts (REITs). Within the fixed income component, the Funds’ glide paths now reflect a more broadly diversified mix with the inclusion of global bonds and emerging market bonds.

Our future strategy
Our view ahead for the equity markets remains generally constructive even though we are only moderately bullish on stocks given our expectations for positive but modest U.S. Gross Domestic Product growth in the range of 2.5% to 3.5%. In our allocations for the Funds, then, we favor large-cap equities and, as of the period end, intend to remain overweight domestic versus international equities. Within the Funds’ allocation to international equities, we currently intend to maintain the Funds’ rather neutral allocation to emerging market equities. On the fixed income side, we currently intend to maintain the Funds’ diversified

Performance for the Funds was helped during the 12-month period both by asset allocation decisions and by strong overall performance within the underlying funds.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  19

Manager Commentary (continued)

exposure to investment grade and high yield corporate bonds. Low expected default rates within the high yield corporate bond market are predicated upon the avoidance of a significant slowdown in U.S. economic growth, but indeed we believe that if the U.S. economy continues to grow at a reasonable pace, defaults are not likely to rise. Elsewhere within fixed income, we currently intend to maintain the Funds’ neutral position in mortgage-backed securities and asset-backed securities and underweighted allocations to U.S. Treasuries, TIPS and cash.

Turmoil in the Middle East and North Africa has introduced a need for caution within the financial markets overall. Further, we believe significantly higher oil prices, in particular, have the potential to undermine the pace of economic growth in many emerging markets, with the exception of those who are largely self-sufficient, such as Brazil. Indeed, while equity markets around the globe are vulnerable to any sort of out-size move in energy prices or inflation, the greater risk of higher oil prices to the emerging markets is because an uptick in inflation would have a disproportionate impact on emerging markets compared to the developed markets. One way to hedge that inflation risk is with alternative investments, such as those in commodities and absolute return strategies. Moving ahead, we intend to carefully monitor inflation and other risks that might be driven by geopolitical uncertainty, taking steps to build exposure to these alternatives as we seek to manage risk in an increasingly risky world.

Anwiti Bahugana Portfolio Manager	Kent Bergene Portfolio Manager	David Joy Portfolio Manager	Colin Moore Portfolio Manager

Kent Peterson Portfolio Manager	Marie Schofield Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

20  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia Retirement Plus 2010 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2010 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2010 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2010 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,497	$9,991	$11,330

Average annual total return	+4.97%	-0.03%	+2.56%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2010 Composite Index(5)
Cumulative value of $10,000	$11,149	$11,074	$12,646

Average annual total return	+11.49%	+3.46%	+5.08%

Results for other share classes can be found on page 3.

22  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2010 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2010 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2010 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  23

The Fund’s Long-term Performance

Columbia Retirement Plus 2015 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2015 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2015 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2015 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,607	$9,679	$11,045

Average annual total return	+6.07%	-1.08%	+2.03%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2015 Composite Index(5)
Cumulative value of $10,000	$11,272	$10,928	$12,460

Average annual total return	+12.72%	+3.00%	+4.81%

Results for other share classes can be found on page 5.

24  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2015 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2015 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U. S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2015 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  25

The Fund’s Long-term Performance

Columbia Retirement Plus 2020 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2020 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2020 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2020 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,764	$9,450	$10,799

Average annual total return	+7.64%	-1.87%	+1.56%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2020 Composite Index(5)
Cumulative value of $10,000	$11,397	$10,774	$12,266

Average annual total return	+13.97%	+2.52%	+4.51%

Results for other share classes can be found on page 7.

26  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2020 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2020 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2020 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  27

The Fund’s Long-term Performance

Columbia Retirement Plus 2025 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2025 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2025 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2025 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,880	$9,335	$10,611

Average annual total return	+8.80%	-2.27%	+1.20%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2025 Composite Index(5)
Cumulative value of $10,000	$11,520	$10,735	$12,183

Average annual total return	+15.20%	+2.39%	+4.39%

Results for other share classes can be found on page 9.

28  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2025 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2025 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2025 Composite Index are from June 1, 2006.

The indexes reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  29

The Fund’s Long-term Performance

Columbia Retirement Plus 2030 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2030 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2030 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2030 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,895	$9,348	$10,678

Average annual total return	+8.95%	-2.22%	+1.34%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2030 Composite Index(5)
Cumulative value of $10,000	$11,562	$10,777	$12,230

Average annual total return	+15.62%	+2.53%	+4.47%

Results for other share classes can be found on page 11.

30  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2030 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2030 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2030 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  31

The Fund’s Long-term Performance

Columbia Retirement Plus 2035 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2035 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2035 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2035 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,916	$9,356	$10,609

Average annual total return	+9.16%	-2.19%	+1.20%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2035 Composite Index(5)
Cumulative value of $10,000	$11,576	$10,790	$12,244

Average annual total return	+15.76%	+2.57%	+4.49%

Results for other share classes can be found on page 13.

32  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2035 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2035 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2035 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  33

The Fund’s Long-term Performance

Columbia Retirement Plus 2040 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2040 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2040 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2040 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,915	$9,391	$10,701

Average annual total return	+9.15%	-2.07%	+1.38%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2040 Composite Index(5)
Cumulative value of $10,000	$11,591	$10,804	$12,260

Average annual total return	+15.91%	+2.61%	+4.52%

Results for other share classes can be found on page 15.

34  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2040 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2040 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2040 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  35

The Fund’s Long-term Performance

Columbia Retirement Plus 2045 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2045 Fund Class A shares (from 5/18/06 to 4/30/11) as compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended 2045 Composite Index, consisting of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at April 30, 2011
			Since
	1 year	3 years	inception(6)
Columbia Retirement Plus 2045 Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,957	$9,381	$10,668

Average annual total return	+9.57%	-2.11%	+1.32%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,835	$10,848	$12,263

Average annual total return	+18.35%	+2.75%	+4.18%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,536	$11,847	$13,581

Average annual total return	+5.36%	+5.81%	+6.38%

MSCI EAFE Index(3)
Cumulative value of $10,000	$11,970	$9,306	$11,353

Average annual total return	+19.70%	-2.37%	+2.59%

Citigroup 3-Month U.S. Treasury Bill Index(4)
Cumulative value of $10,000	$10,015	$10,128	$11,009

Average annual total return	+0.15%	+0.43%	+1.98%

Blended 2045 Composite Index(5)
Cumulative value of $10,000	$11,606	$10,818	$12,277

Average annual total return	+16.06%	+2.66%	+4.55%

Results for other share classes can be found on page 17.

36  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)	The Blended 2045 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2045 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(6)	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are from May 18, 2006. Citigroup 3-month U.S. Treasury Bill Index and Blended 2045 Composite Index are from June 1, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  37

Investment Changes

Columbia Retirement Plus 2010 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.3%	—%

Columbia Acorn USA Fund	0.8	—

Columbia Asia Pacific ex-Japan Fund	1.2	—

Columbia Contrarian Core Fund	8.0	—

Columbia Dividend Income Fund	2.0	—

Columbia Emerging Markets Fund	2.8	—

Columbia European Equity Fund	3.1	—

Columbia Large Cap Growth Fund	2.1	—

Columbia Large Core Quantitative Fund	8.6	18.6

Columbia Large Growth Quantitative Fund	4.9	8.8

Columbia Large Value Quantitative Fund	5.0	8.6

Columbia Mid Cap Growth Fund	0.8	—

Columbia Mid Cap Value Opportunity Fund	0.8	—

Columbia Multi-Advisor International Equity Fund	4.1	—

Columbia Real Estate Equity Fund	0.5	—

Columbia Select Large Cap Growth Fund	2.1	—

Columbia Select Large-Cap Value Fund	2.1	—

Columbia Select Smaller-Cap Value Fund	0.8	—

Columbia Small Cap Core Fund	0.8	—

Columbia Small Cap Growth Fund I	0.9	—

RiverSource Disciplined International Equity Fund	—	9.7

RiverSource Disciplined Small and Mid Cap Equity Fund	0.7	5.3

	52.4%	51.0%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	16.7%	—%

Columbia Diversified Bond Fund	17.0	34.2

Columbia Emerging Markets Bond Fund	2.4	2.6

Columbia Global Bond Fund	2.4	2.5

Columbia High Yield Bond Fund	3.4	3.5

Columbia Inflation Protected Securities Fund	1.4	1.5

	43.3%	44.3%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.9%	2.8%

Columbia Convertible Securities Fund	1.5	—

	2.4%	2.8%

Cash Equivalents

Columbia Money Market Fund	1.9%	1.9%

	100.0%	100.0%

38  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	52.4%

Fixed-Income Funds(2)	43.3

Alternative Investments(3)	2.4

Cash Equivalents(4)	1.9

(1)	Includes U.S. Large Cap 34.8%, International 11.5%, U.S. Small Cap 2.5%, U.S. Mid Cap 1.6%, U.S. Small Mid Cap 1.5% and Real Estate 0.5%.
(2)	Includes Investment Grade 33.7%, High Yield 3.4%, Emerging Markets 2.4%, Global Bond 2.4% and Inflation Protected Securities 1.4%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Diversified Bond Fund	17.0%

Columbia Bond Fund	16.7

Columbia Large Core Quantitative Fund	8.6

Columbia Contrarian Core Fund	8.0

Columbia Large Value Quantitative Fund	5.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  39

Investment Changes

Columbia Retirement Plus 2015 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.4%	—%

Columbia Acorn USA Fund	0.8	—

Columbia Asia Pacific ex-Japan Fund	1.7	—

Columbia Contrarian Core Fund	9.2	—

Columbia Dividend Income Fund	3.0	—

Columbia Emerging Markets Fund	3.4	—

Columbia European Equity Fund	4.2	—

Columbia Large Cap Growth Fund	3.1	—

Columbia Large Core Quantitative Fund	9.7	21.7

Columbia Large Growth Quantitative Fund	4.9	10.7

Columbia Large Value Quantitative Fund	5.0	10.5

Columbia Mid Cap Growth Fund	0.8	—

Columbia Mid Cap Value Opportunity Fund	0.8	—

Columbia Multi-Advisor International Equity Fund	4.1	—

Columbia Real Estate Equity Fund	0.5	—

Columbia Select Large Cap Growth Fund	3.2	—

Columbia Select Large-Cap Value Fund	3.2	—

Columbia Select Smaller-Cap Value Fund	0.8	—

Columbia Small Cap Core Fund	0.8	—

Columbia Small Cap Growth Fund I	0.9	—

RiverSource Disciplined International Equity Fund	—	11.7

RiverSource Disciplined Small and Mid Cap Equity Fund	1.8	6.3

	62.3%	60.9%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	13.2%	—%

Columbia Diversified Bond Fund	13.4	27.6

Columbia Emerging Markets Bond Fund	3.0	3.3

Columbia Global Bond Fund	1.9	1.9

Columbia High Yield Bond Fund	2.9	3.0

Columbia Inflation Protected Securities Fund	0.9	1.0

	35.3%	36.8%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.9%

Columbia Convertible Securities Fund	0.5	—

	1.0%	0.9%

Cash Equivalents

Columbia Money Market Fund	1.4%	1.4%

	100.0%	100.0%

40  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	62.3%

Fixed-Income Funds(2)	35.3

Alternative Investments(3)	1.0

Cash Equivalents(4)	1.4

(1)	Includes U.S. Large Cap 41.3%, International 13.9%, U.S. Small Mid Cap 2.6%, U.S. Small Cap 2.4%, U.S. Mid Cap 1.6% and Real Estate 0.5%.
(2)	Includes Investment Grade 26.6%, Emerging Markets 3.0%, High Yield 2.9%, Global Bond 1.9% and Inflation Protected Securities 0.9%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Diversified Bond Fund	13.4%

Columbia Bond Fund	13.2

Columbia Large Core Quantitative Fund	9.7

Columbia Contrarian Core Fund	9.2

Columbia Large Value Quantitative Fund	5.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  41

Investment Changes

Columbia Retirement Plus 2020 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.4%	—%

Columbia Acorn USA Fund	1.1	—

Columbia Asia Pacific ex-Japan Fund	2.1	—

Columbia Contrarian Core Fund	10.1	—

Columbia Dividend Income Fund	4.0	—

Columbia Emerging Markets Fund	4.0	—

Columbia European Equity Fund	5.4	—

Columbia Large Cap Growth Fund	4.1	—

Columbia Large Core Quantitative Fund	11.0	25.4

Columbia Large Growth Quantitative Fund	4.4	12.2

Columbia Large Value Quantitative Fund	4.5	11.9

Columbia Mid Cap Growth Fund	1.1	—

Columbia Mid Cap Value Opportunity Fund	1.0	—

Columbia Multi-Advisor International Equity Fund	4.1	—

Columbia Real Estate Equity Fund	1.0	—

Columbia Select Large Cap Growth Fund	4.2	—

Columbia Select Large-Cap Value Fund	4.2	—

Columbia Select Smaller-Cap Value Fund	1.0	—

Columbia Small Cap Core Fund	1.1	—

Columbia Small Cap Growth Fund I	1.1	—

RiverSource Disciplined International Equity Fund	—	13.8

RiverSource Disciplined Small and Mid Cap Equity Fund	1.3	7.2

	71.2%	70.5%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	10.3%	—%

Columbia Diversified Bond Fund	10.5	21.6

Columbia Emerging Markets Bond Fund	1.8	2.0

Columbia Global Bond Fund	1.4	1.5

Columbia High Yield Bond Fund	2.4	2.5

Columbia Inflation Protected Securities Fund	0.4	0.5

	26.8%	28.1%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.9%

Columbia Convertible Securities Fund	1.0	—

	1.5%	0.9%

Cash Equivalents

Columbia Money Market Fund	0.5%	0.5%

	100.0%	100.0%

42  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	71.2%

Fixed-Income Funds(2)	26.8

Alternative Investments(3)	1.5

Cash Equivalents(4)	0.5

(1)	Includes U.S. Large Cap 46.5%, International 16.0%, U.S. Small Cap 3.2%, U.S. Small Mid Cap 2.4%, U.S. Mid Cap 2.1% and Real Estate 1.0%.
(2)	Includes Investment Grade 20.8%, High Yield Bond 2.4%, Emerging Markets 1.8%, Global Bond 1.4% and Inflation Protected Securities 0.4%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	11.0%

Columbia Diversified Bond Fund	10.5

Columbia Bond Fund	10.3

Columbia Contrarian Core Fund	10.1

Columbia European Equity Fund	5.4

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  43

Investment Changes

Columbia Retirement Plus 2025 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.5%	—%

Columbia Acorn USA Fund	1.1	—

Columbia Contrarian Core Fund	12.4	—

Columbia Dividend Income Fund	4.4	—

Columbia Emerging Markets Fund	4.5	—

Columbia European Equity Fund	6.0	—

Columbia Large Cap Growth Fund	4.6	—

Columbia Large Core Quantitative Fund	13.5	29.8

Columbia Large Growth Quantitative Fund	4.8	13.4

Columbia Large Value Quantitative Fund	5.0	13.1

Columbia Mid Cap Growth Fund	1.1	—

Columbia Mid Cap Value Opportunity Fund	1.0	—

Columbia Multi-Advisor International Equity Fund	5.1	—

Columbia Asia Pacific ex-Japan Fund	2.4	—

Columbia Select Large Cap Growth Fund	4.6	—

Columbia Select Large-Cap Value Fund	4.6	—

Columbia Select Smaller-Cap Value Fund	1.0	—

Columbia Small Cap Core Fund	1.0	—

Columbia Small Cap Growth Fund I	1.1	—

RiverSource Disciplined International Equity Fund	—	16.0

RiverSource Disciplined Small and Mid Cap Equity Fund	2.3	8.1

	81.0%	80.4%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	6.7%	—%

Columbia Diversified Bond Fund	6.8	13.7

Columbia Emerging Markets Bond Fund	0.5	0.6

Columbia Global Bond Fund	0.9	0.9

Columbia High Yield Bond Fund	2.8	3.0

Columbia Inflation Protected Securities Fund	0.4	0.5

	18.1%	18.7%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.4%

Cash Equivalents

Columbia Money Market Fund	0.4%	0.5%

	100.0%	100.0%

44  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	81.0%

Fixed-Income Funds(2)	18.1

Alternative Investments(3)	0.5

Cash Equivalents(4)	0.4

(1)	Includes U.S. Large Cap 53.9%, International 18.5%, U.S. Small Mid Cap 3.4%, U.S. Small Cap 3.1% and U.S. Mid Cap 2.1%.
(2)	Includes Investment Grade 13.5%, High Yield 2.8%, Global Bond 0.9%, Emerging Markets 0.5% and Inflation Protected Securities 0.4%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	13.5%

Columbia Contrarian Core Fund	12.4

Columbia Diversified Bond Fund	6.8

Columbia Bond Fund	6.7

Columbia European Equity Fund	6.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  45

Investment Changes

Columbia Retirement Plus 2030 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.5%	—%

Columbia Acorn USA Fund	1.6	—

Columbia Asia Pacific ex-Japan Fund	2.3	—

Columbia Contrarian Core Fund	12.0	—

Columbia Dividend Income Fund	3.9	—

Columbia Emerging Markets Fund	5.4	—

Columbia European Equity Fund	6.0	—

Columbia Large Cap Growth Fund	4.0	—

Columbia Large Core Quantitative Fund	13.0	29.3

Columbia Large Growth Quantitative Fund	4.2	13.6

Columbia Large Value Quantitative Fund	4.5	13.3

Columbia Mid Cap Growth Fund	1.6	—

Columbia Mid Cap Value Opportunity Fund	1.5	—

Columbia Multi-Advisor International Equity Fund	5.1	—

Columbia Real Estate Equity Fund	1.0	—

Columbia Select Large Cap Growth Fund	4.1	—

Columbia Select Large-Cap Value Fund	4.1	—

Columbia Select Smaller-Cap Value Fund	1.5	—

Columbia Small Cap Core Fund	1.5	—

Columbia Small Cap Growth Fund I	1.7	—

RiverSource Disciplined International Equity Fund	—	15.7

RiverSource Disciplined Small and Mid Cap Equity Fund	2.3	8.2

	81.8%	80.1%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	5.8%	—%

Columbia Diversified Bond Fund	5.9	14.1

Columbia Emerging Markets Bond Fund	0.5	0.5

Columbia Global Bond Fund	0.9	0.9

Columbia High Yield Bond Fund	2.8	2.9

Columbia Inflation Protected Securities Fund	0.4	0.5

	16.3%	18.9%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.5%

Columbia Convertible Securities Fund	1.0	—

	1.5%	0.5%

Cash Equivalents

Columbia Money Market Fund	0.4%	0.5%

	100.0%	100.0%

46  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	81.8%

Fixed-Income Funds(2)	16.3

Alternative Investments(3)	1.5

Cash Equivalents(4)	0.4

(1)	Includes U.S. Large Cap 49.8%, International 19.3%, U.S. Small Cap 4.7%, U.S. Small Mid Cap 3.9%, U.S. Mid Cap 3.1% and Real Estate 1.0%.
(2)	Includes Investment Grade 11.7%, High Yield 2.8%, Global Bond 0.9%, Emerging Markets 0.5% and Inflation Protected Securities 0.4%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	13.0%

Columbia Contrarian Core Fund	12.0

Columbia European Equity Fund	6.0

Columbia Diversified Bond Fund	5.9

Columbia Bond Fund	5.8

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  47

Investment Changes

Columbia Retirement Plus 2035 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.5%	—%

Columbia Acorn USA Fund	1.6	—

Columbia Asia Pacific ex-Japan Fund	2.4	—

Columbia Contrarian Core Fund	12.7	—

Columbia Dividend Income Fund	3.5	—

Columbia Emerging Markets Fund	5.5	—

Columbia European Equity Fund	6.0	—

Columbia Large Cap Growth Fund	3.5	—

Columbia Large Core Quantitative Fund	13.4	29.3

Columbia Large Growth Quantitative Fund	4.8	13.6

Columbia Large Value Quantitative Fund	4.9	13.3

Columbia Mid Cap Growth Fund	1.6	—

Columbia Mid Cap Value Opportunity Fund	1.5	—

Columbia Multi-Advisor International Equity Fund	5.4	—

Columbia Real Estate Equity Fund	1.0	—

Columbia Select Large Cap Growth Fund	3.6	—

Columbia Select Large-Cap Value Fund	3.6	—

Columbia Select Smaller-Cap Value Fund	1.5	—

Columbia Small Cap Core Fund	1.6	—

Columbia Small Cap Growth Fund I	1.7	—

RiverSource Disciplined International Equity Fund	—	15.8

RiverSource Disciplined Small and Mid Cap Equity Fund	2.3	8.2

	82.6%	80.2%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	5.4%	—%

Columbia Diversified Bond Fund	5.5	14.0

Columbia Emerging Markets Bond Fund	0.5	0.5

Columbia Global Bond Fund	0.9	1.0

Columbia High Yield Bond Fund	2.8	2.9

Columbia Inflation Protected Securities Fund	0.4	0.5

	15.5%	18.9%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.5%

Columbia Convertible Securities Fund	1.0	—

	1.5%	0.5%

Cash Equivalents

Columbia Money Market Fund	0.4%	0.4%

	100.0%	100.0%

48  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	82.6%

Fixed-Income Funds(2)	15.5

Alternative Investments(3)	1.5

Cash Equivalents(4)	0.4

(1)	Includes U.S. Large Cap 50.0%, International 19.8%, U.S. Small Cap 4.8%, U.S. Small Mid Cap 3.9%, U.S. Mid Cap 3.1% and Real Estate 1.0%.
(2)	Includes Investment Grade 10.8%, High Yield 2.8%, Global Bond 0.9%, Emerging Markets 0.5% and Inflation Protected Securities 0.5%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	13.4%

Columbia Contrarian Core Fund	12.7

Columbia European Equity Fund	6.0

Columbia Emerging Markets Fund	5.5

Columbia Diversified Bond Fund	5.5

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  49

Investment Changes

Columbia Retirement Plus 2040 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.5%	—%

Columbia Acorn USA Fund	1.6	—

Columbia Asia Pacific ex-Japan Fund	2.3	—

Columbia Contrarian Core Fund	12.1	—

Columbia Dividend Income Fund	3.9	—

Columbia Emerging Markets Fund	5.4	—

Columbia European Equity Fund	5.9	—

Columbia Large Cap Growth Fund	4.0	—

Columbia Large Core Quantitative Fund	13.2	29.6

Columbia Large Growth Quantitative Fund	4.4	13.5

Columbia Large Value Quantitative Fund	4.4	13.2

Columbia Mid Cap Growth Fund	1.6	—

Columbia Mid Cap Value Opportunity Fund	1.5	—

Columbia Multi-Advisor International Equity Fund	5.8	—

Columbia Real Estate Equity Fund	1.2	—

Columbia Select Large Cap Growth Fund	4.1	—

Columbia Select Large-Cap Value Fund	4.1	—

Columbia Select Smaller-Cap Value Fund	1.5	—

Columbia Small Cap Core Fund	1.6	—

Columbia Small Cap Growth Fund I	1.7	—

RiverSource Disciplined International Equity Fund	—	15.9

RiverSource Disciplined Small and Mid Cap Equity Fund	2.8	8.1

	83.6%	80.3%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	4.9%	—%

Columbia Diversified Bond Fund	5.0	13.9

Columbia Emerging Markets Bond Fund	0.5	0.5

Columbia Global Bond Fund	0.9	0.9

Columbia High Yield Bond Fund	2.8	3.0

Columbia Inflation Protected Securities Fund	0.4	0.5

	14.5%	18.8%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.5%	0.5%

Columbia Convertible Securities Fund	1.0	—

	1.5%	0.5%

Cash Equivalents

Columbia Money Market Fund	0.4%	0.4%

	100.0%	100.0%

50  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	83.6%

Fixed-Income Funds(2)	14.5

Alternative Investments(3)	1.5

Cash Equivalents(4)	0.4

(1)	Includes U.S. Large Cap 50.2%, International 19.9%, U.S. Small Cap 4.8%, U.S. Small Mid Cap 4.4%, U.S. Mid Cap 3.1% and Real Estate 1.2%.
(2)	Includes Investment Grade 9.9%, High Yield 2.8%, Global Bond 0.9%, Emerging Markets 0.5%, and Inflation Protected Securities 0.4%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	13.2%

Columbia Contrarian Core Fund	12.1

Columbia European Equity Fund	5.9

Columbia Multi-Advisor International Equity Fund	5.8

Columbia Emerging Markets Fund	5.4

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  51

Investment Changes

Columbia Retirement Plus 2045 Fund

Fund holdings at April 30, 2011

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, small cap, small-mid cap

Columbia Acorn International Fund	0.5%	—%

Columbia Acorn USA Fund	1.9	—

Columbia Asia Pacific ex-Japan Fund	2.3	—

Columbia Contrarian Core Fund	12.3	—

Columbia Dividend Income Fund	3.9	—

Columbia Emerging Markets Fund	5.4	—

Columbia European Equity Fund	5.9	—

Columbia Large Cap Growth Fund	4.0	—

Columbia Large Core Quantitative Fund	13.5	29.8

Columbia Large Growth Quantitative Fund	4.3	13.4

Columbia Large Value Quantitative Fund	4.4	13.1

Columbia Mid Cap Growth Fund	1.9	—

Columbia Mid Cap Value Opportunity Fund	1.8	—

Columbia Multi-Advisor International Equity Fund	6.0	—

Columbia Real Estate Equity Fund	1.5	—

Columbia Select Large Cap Growth Fund	4.1	—

Columbia Select Large-Cap Value Fund	4.1	—

Columbia Select Smaller-Cap Value Fund	1.7	—

Columbia Small Cap Core Fund	1.8	—

Columbia Small Cap Growth Fund I	1.9	—

RiverSource Disciplined International Equity Fund	—	16.0

RiverSource Disciplined Small and Mid Cap Equity Fund	1.8	8.1

	85.0%	80.4%
Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected

Columbia Bond Fund	4.4%	—%

Columbia Diversified Bond Fund	4.6	13.7

Columbia Emerging Markets Bond Fund	0.5	0.6

Columbia Global Bond Fund	0.9	0.9

Columbia High Yield Bond Fund	2.8	3.0

Columbia Inflation Protected Securities Fund	0.0 *	0.5

	13.2%	18.7%
*Round to less than 0.1%.

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.4%	0.4%

Columbia Convertible Securities Fund	1.0	—

	1.4%	0.4%
Cash Equivalents

Columbia Money Market Fund	0.4%	0.5%

	100.0%	100.0%

52  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Portfolio Allocation
(at April 30, 2011; % of portfolio assets)

Equity Funds(1)	85.0%

Fixed-Income Funds(2)	13.2

Alternative Investments(3)	1.4

Cash Equivalents(4)	0.4

(1)	Includes U.S. Large Cap 50.6%, International 20.2%, U.S. Small Cap 5.4%, U.S. Mid Cap 3.7%, U.S. Small Mid Cap 3.7% and Real Estate 1.4%.
(2)	Includes Investment Grade 9.0%, High Yield 2.8%, Global Bond 0.9%, Emerging Markets 0.5% and Inflation Protected Securities 0.0%.
(3)	Comprised of investments in the Columbia Absolute Return Currency and Income Fund and the Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at April 30, 2011; % of portfolio assets)

Columbia Large Core Quantitative Fund	13.5%

Columbia Contrarian Core Fund	12.3

Columbia Multi-Advisor International Equity Fund	6.0

Columbia European Equity Fund	5.9

Columbia Emerging Markets Fund	5.4

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  53

Fund Expenses Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses, which each Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any underlying funds (also referred to as “acquired funds”) in which each Fund invests. The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until April 30, 2011.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Direct expenses paid during the period” to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading “Direct and indirect expenses paid during the period.”

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

54  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,090.30	$1.56	$5.26

Hypothetical (5% return before expenses)	$1,000	$1,023.44	$1.51	$5.10

Class C

Actual(d)	$1,000	$1,085.90	$5.41	$9.10

Hypothetical (5% return before expenses)	$1,000	$1,019.75	$5.24	$8.81

Class R

Actual(d)	$1,000	$1,088.70	$2.92	$6.61

Hypothetical (5% return before expenses)	$1,000	$1,022.14	$2.82	$6.40

Class Z

Actual(d)	$1,000	$1,091.50	$0.31	$4.02

Hypothetical (5% return before expenses)	$1,000	$1,024.63	$0.30	$3.89

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.30%	.71%	1.01%

Class C	1.04%	.71%	1.75%

Class R	.56%	.71%	1.27%

Class Z	.06%	.71%	.77%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.78% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $5.63 for Class A, $9.46 for Class C, $6.98 for Class R and $4.38 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.45 for Class A, $9.16 for Class C, $6.76 for Class R and $4.24 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +9.03% for Class A, +8.59% for Class C, +8.87% for Class R and +9.15% for Class Z.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  55

Fund Expenses Examples (continued)

Columbia Retirement Plus 2015 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,103.40	$1.52	$5.40

Hypothetical (5% return before expenses)	$1,000	$1,023.49	$1.46	$5.20

Class C

Actual(d)	$1,000	$1,100.20	$5.39	$9.27

Hypothetical (5% return before expenses)	$1,000	$1,019.80	$5.19	$8.91

Class R

Actual(d)	$1,000	$1,102.40	$2.88	$6.76

Hypothetical (5% return before expenses)	$1,000	$1,022.19	$2.77	$6.50

Class Z

Actual(d)	$1,000	$1,106.20	$0.26	$4.15

Hypothetical (5% return before expenses)	$1,000	$1,024.68	$0.25	$3.99

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.29%	.74%	1.03%

Class C	1.03%	.74%	1.77%

Class R	.55%	.74%	1.29%

Class Z	.05%	.74%	.79%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.81% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $5.77 for Class A, $9.63 for Class C, $7.13 for Class R and $4.52 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.55 for Class A, $9.27 for Class C, $6.86 for Class R and $4.34 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +10.34% for Class A, +10.02% for Class C, +10.24% for Class R and +10.62% for Class Z.

56  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,119.90	$1.53	$5.60

Hypothetical (5% return before expenses)	$1,000	$1,023.49	$1.46	$5.35

Class C

Actual(d)	$1,000	$1,114.70	$5.43	$9.49

Hypothetical (5% return before expenses)	$1,000	$1,019.80	$5.19	$9.06

Class R

Actual(d)	$1,000	$1,117.00	$2.85	$6.91

Hypothetical (5% return before expenses)	$1,000	$1,022.24	$2.72	$6.60

Class Z

Actual(d)	$1,000	$1,119.80	$0.26	$4.33

Hypothetical (5% return before expenses)	$1,000	$1,024.68	$0.25	$4.14

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.29%	.77%	1.06%

Class C	1.03%	.77%	1.80%

Class R	.54%	.77%	1.31%

Class Z	.05%	.77%	.82%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.84% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $5.97 for Class A, $9.86 for Class C, $7.28 for Class R and $4.70 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.70 for Class A, $9.42 for Class C, $6.96 for Class R and $4.49 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +11.99% for Class A, +11.47% for Class C, +11.70% for Class R and +11.98% for Class Z.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  57

Fund Expenses Examples (continued)

Columbia Retirement Plus 2025 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,133.40	$1.60	$5.80

Hypothetical (5% return before expenses)	$1,000	$1,023.44	$1.51	$5.50

Class C

Actual(d)	$1,000	$1,129.80	$5.42	$9.61

Hypothetical (5% return before expenses)	$1,000	$1,019.85	$5.14	$9.11

Class R

Actual(d)	$1,000	$1,131.70	$2.82	$7.02

Hypothetical (5% return before expenses)	$1,000	$1,022.29	$2.67	$6.66

Class Z

Actual(d)	$1,000	$1,136.50	$0.21	$4.42

Hypothetical (5% return before expenses)	$1,000	$1,024.73	$0.20	$4.19

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.30%	.79%	1.09%

Class C	1.02%	.79%	1.81%

Class R	.53%	.79%	1.32%

Class Z	.04%	.79%	.83%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.85% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.12 for Class A, $9.93 for Class C, $7.33 for Class R and $4.74 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.80 for Class A, $9.42 for Class C, $6.96 for Class R and $4.49 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +13.34% for Class A, +12.98% for Class C, +13.17% for Class R and +13.65% for Class Z.

58  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,136.30	$1.60	$5.86

Hypothetical (5% return before expenses)	$1,000	$1,023.44	$1.51	$5.55

Class C

Actual(d)	$1,000	$1,132.70	$5.42	$9.68

Hypothetical (5% return before expenses)	$1,000	$1,019.85	$5.14	$9.17

Class R

Actual(d)	$1,000	$1,134.60	$2.77	$7.02

Hypothetical (5% return before expenses)	$1,000	$1,022.34	$2.62	$6.66

Class Z

Actual(d)	$1,000	$1,138.70	$0.21	$4.48

Hypothetical (5% return before expenses)	$1,000	$1,024.73	$0.20	$4.24

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.30%	.80%	1.10%

Class C	1.02%	.80%	1.82%

Class R	.52%	.80%	1.32%

Class Z	.04%	.80%	.84%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.87% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.23 for Class A, $10.05 for Class C, $7.40 for Class R and $4.85 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.90 for Class A, $9.52 for Class C, $7.01 for Class R and $4.59 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +13.63% for Class A, +13.27% for Class C, +13.46% for Class R and +13.87% for Class Z.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  59

Fund Expenses Examples (continued)

Columbia Retirement Plus 2035 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,136.70	$1.65	$5.97

Hypothetical (5% return before expenses)	$1,000	$1,023.39	$1.56	$5.65

Class C

Actual(d)	$1,000	$1,133.60	$5.43	$9.73

Hypothetical (5% return before expenses)	$1,000	$1,019.85	$5.14	$9.22

Class R

Actual(d)	$1,000	$1,135.20	$2.82	$7.13

Hypothetical (5% return before expenses)	$1,000	$1,022.29	$2.67	$6.76

Class Z

Actual(d)	$1,000	$1,137.70	$0.21	$4.53

Hypothetical (5% return before expenses)	$1,000	$1,024.73	$0.20	$4.29

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.31%	.81%	1.12%

Class C	1.02%	.81%	1.83%

Class R	.53%	.81%	1.34%

Class Z	.04%	.81%	.85%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.87% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.29 for Class A, $10.05 for Class C, $7.45 for Class R and $4.85 for Class Z; the hypothetical direct and indirect expenses paid would have been $5.95 for Class A, $9.52 for Class C, $7.06 for Class R and $4.59 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +13.67% for Class A, +13.36% for Class C, +13.52% for Class R and +13.77% for Class Z.

60  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	Nov. 1, 2010	April 30, 2011	the period(a)	the period(b),(c)
Class A

Actual(d)	$1,000	$1,137.60	$2.08	$6.40

Hypothetical (5% return before expenses)	$1,000	$1,022.99	$1.97	$6.05

Class C

Actual(d)	$1,000	$1,134.20	$5.59	$9.90

Hypothetical (5% return before expenses)	$1,000	$1,019.70	$5.29	$9.37

Class R

Actual(d)	$1,000	$1,138.20	$2.99	$7.30

Hypothetical (5% return before expenses)	$1,000	$1,022.14	$2.82	$6.91

Class Z

Actual(d)	$1,000	$1,140.60	$0.32	$4.64

Hypothetical (5% return before expenses)	$1,000	$1,024.63	$0.30	$4.39

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.39%	.81%	1.20%

Class C	1.05%	.81%	1.86%

Class R	.56%	.81%	1.37%

Class Z	.06%	.81%	.87%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.87% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.71 for Class A, $10.22 for Class C, $7.62 for Class R and $4.96 for Class Z; the hypothetical direct and indirect expenses paid would have been $6.35 for Class A, $9.67 for Class C, $7.21 for Class R and $4.69 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +13.76% for Class A, +13.42% for Class C, +13.82% for Class R and +14.06% for Class Z.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  61

Fund Expenses Examples (continued)

Columbia Retirement Plus 2045 Fund

					Direct and
			Direct		indirect
	Beginning	Ending	expenses		expenses
	account value	account value	paid during		paid during
	Nov. 1, 2010	April 30, 2011	the period(a)		the period(b),(c)
Class A

Actual(d)	$1,000	$1,141.00	$2.08		$6.46

Hypothetical (5% return before expenses)	$1,000	$1,022.99	$1.97		$6.10

Class C

Actual(d)	$1,000	$1,135.80	$5.54		$9.90

Hypothetical (5% return before expenses)	$1,000	$1,019.75	$5.24		$9.37

Class R

Actual(d)	$1,000	$1,140.70	$2.78		$7.15

Hypothetical (5% return before expenses)	$1,000	$1,022.34	$2.62		$6.76

Class R4

Actual(d)	$1,000	$1,140.50	$1.49	(e)	$5.87	(e)

Hypothetical (5% return before expenses)	$1,000	$1,023.54	$1.41	(e)	$5.55	(e)

Class Z

Actual(d)	$1,000	$1,142.10	$0.32		$4.70

Hypothetical (5% return before expenses)	$1,000	$1,024.63	$0.30		$4.44

Annualized Expense Ratios

	Fund’s	Acquired fund	Total Fund and
	annualized	(underlying fund)	acquired fund fees
	expense ratio	fees and expenses(c)	and expenses
Class A	.39%	.82%	1.21%

Class C	1.04%	.82%	1.86%

Class R	.52%	.82%	1.34%

Class R4	.28%	.82%	1.10%

Class Z	.06%	.82%	.88%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying Funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.88% for all classes. Had these commitments not been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.78 for Class A, $10.22 for Class C, $7.47 for Class R, $6.19 for Class R4 and $5.02 for Class Z; the hypothetical direct and indirect expenses paid would have been $6.41 for Class A, $9.67 for Class C, $7.06 for Class R, $5.85 for Class R4 and $4.74 for Class Z.
(d)	Based on the actual return for the six months ended April 30, 2011: +14.10% for Class A, +13.58% for Class C, +14.07% for Class R, +14.05 for Class R4 and +14.21% for Class Z.
(e)	The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.32% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change is effective July 1, 2011. If this change had been in place for the entire six month period ended April 30, 2011, the actual direct expenses paid would have been $1.71 for Class R4 and the hypothetical direct expenses paid would have been $1.61 for Class R4. Additionally, had this change been in place for the entire six month period ended April 30, 2011, the actual direct and indirect expenses paid would have been $6.40 for Class R4; the hypothetical direct and indirect expenses paid would have been $6.05 for Class R4.

62  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2010 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (52.7%)

International (11.6%)
Columbia Acorn International Fund	638	$27,984
Columbia Asia Pacific ex-Japan Fund	14,702	132,763
Columbia Emerging Markets Fund	25,877	308,197
Columbia European Equity Fund	50,221	334,470
Columbia Multi-Advisor International Equity Fund	34,159	449,183

Total		1,252,597

Real Estate (0.5%)
Columbia Real Estate Equity Fund	3,989	54,845

U.S. Large Cap (35.0%)
Columbia Contrarian Core Fund	55,802	865,486
Columbia Dividend Income Fund	15,769	222,031
Columbia Large Cap Growth Fund	8,687	227,597
Columbia Large Core Quantitative Fund	155,925	933,991
Columbia Large Growth Quantitative Fund	54,958	530,343
Columbia Large Value Quantitative Fund	69,088	542,340
Columbia Select Large Cap Growth Fund(a)	16,321	231,270
Columbia Select Large Cap Value Fund	13,784	231,576

Total		3,784,634

U.S. Mid Cap (1.6%)
Columbia Mid Cap Growth Fund(a)	2,971	90,454
Columbia Mid Cap Value Opportunity Fund	9,867	86,532

Total		176,986

U.S. Small Cap (2.5%)
Columbia Select Smaller Cap Value Fund(a)	4,612	85,190
Columbia Small Cap Core Fund(a)	5,018	87,804
Columbia Small Cap Growth I Fund(a)	2,557	94,861

Total		267,855

U.S. Small Mid Cap (1.5%)
Columbia Acorn USA Fund(a)	2,818	90,807
RiverSource Disciplined Small and Mid Cap Equity Fund	7,848	77,463

Total		168,270

Total Equity Funds
(Cost: $5,108,213)		$5,705,187

Fixed-Income Funds (43.4%)

Emerging Markets (2.4%)
Columbia Emerging Markets Bond Fund	22,618	$259,200

Global Bond (2.4%)
Columbia Global Bond Fund	34,516	256,456

High Yield (3.4%)
Columbia High Yield Bond Fund	130,741	373,920

Inflation Protected Securities (1.4%)
Columbia Inflation Protected Securities Fund	14,126	151,576

Investment Grade (33.8%)
Columbia Bond Fund	193,981	1,811,784
Columbia Diversified Bond Fund	362,959	1,847,459

Total		3,659,243

Total Fixed-Income Funds
(Cost: $4,648,687)		$4,700,395

Alternative Investments (2.5%)

Columbia Absolute Return Currency and Income Fund(a)	10,067	103,088
Columbia Convertible Securities Fund	10,428	166,114

Total Alternative Investments
(Cost: $254,679)		$269,202

Cash Equivalents (1.9%)

Money Market (1.9%)
Columbia Money Market Fund, 0.106%(b)	201,273	$201,273

Total Cash Equivalents
(Cost: $201,273)		$201,273

Total Investments in Affiliated Funds
(Cost: $10,212,852)		$10,876,057
Other Assets and Liabilities		(49,154)

Net Assets		$10,826,903

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  63

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2010 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$10,876,057	$—	$—	$10,876,057

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

64  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2015 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (62.4%)

International (13.9%)
Columbia Acorn International Fund	1,970	$86,388
Columbia Asia Pacific ex-Japan Fund	46,322	418,285
Columbia Emerging Markets Fund	71,603	852,797
Columbia European Equity Fund	158,628	1,056,459
Columbia Multi-Advisor International Equity Fund	78,248	1,028,957

Total		3,442,886

Real Estate (0.5%)
Columbia Real Estate Equity Fund	8,967	123,298

U.S. Large Cap (41.4%)
Columbia Contrarian Core Fund	147,193	2,282,967
Columbia Dividend Income Fund	53,627	755,073
Columbia Large Cap Growth Fund	29,599	775,498
Columbia Large Core Quantitative Fund	403,221	2,415,294
Columbia Large Growth Quantitative Fund	126,414	1,219,892
Columbia Large Value Quantitative Fund	159,618	1,252,998
Columbia Select Large Cap Growth Fund(a)	55,641	788,434
Columbia Select Large Cap Value Fund	47,035	790,187

Total		10,280,343

U.S. Mid Cap (1.6%)
Columbia Mid Cap Growth Fund(a)	6,721	204,593
Columbia Mid Cap Value Opportunity Fund	22,272	195,322

Total		399,915

U.S. Small Cap (2.4%)
Columbia Select Smaller Cap Value Fund(a)	10,426	192,577
Columbia Small Cap Core Fund(a)	11,343	198,498
Columbia Small Cap Growth I Fund(a)	5,799	215,125

Total		606,200

U.S. Small Mid Cap (2.6%)
Columbia Acorn USA Fund(a)	6,377	205,547
RiverSource Disciplined Small and Mid Cap Equity Fund	45,743	451,481

Total		657,028

Total Equity Funds
(Cost: $13,694,209)		$15,509,670

Fixed-Income Funds (35.4%)

Emerging Markets (3.0%)
Columbia Emerging Markets Bond Fund	65,459	$750,159

Global Bond (1.9%)
Columbia Global Bond Fund	62,247	462,500

High Yield (2.9%)
Columbia High Yield Bond Fund	253,039	723,690

Inflation Protected Securities (0.9%)
Columbia Inflation Protected Securities Fund	21,102	226,428

Investment Grade (26.7%)
Columbia Bond Fund	351,464	3,282,675
Columbia Diversified Bond Fund	657,102	3,344,649

Total		6,627,324

Total Fixed-Income Funds
(Cost: $8,623,352)		$8,790,101

Alternative Investments (1.0%)

Columbia Absolute Return Currency and Income Fund(a)	11,258	115,281
Columbia Convertible Securities Fund	7,889	125,673

Total Alternative Investments
(Cost: $228,019)		$240,954

Cash Equivalents (1.4%)

Money Market (1.4%)
Columbia Money Market Fund, 0.106%(b)	339,560	$339,560

Total Cash Equivalents
(Cost: $339,560)		$339,560

Total Investments in Affiliated Funds
(Cost: $22,885,140)		$24,880,285
Other Assets and Liabilities		(41,877)

Net Assets		$24,838,408

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  65

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2015 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$24,880,285	$—	$—	$24,880,285

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

66  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2020 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (71.3%)

International (16.1%)
Columbia Acorn International Fund	2,685	$117,699
Columbia Asia Pacific ex-Japan Fund	62,668	565,890
Columbia Emerging Markets Fund	89,729	1,068,675
Columbia European Equity Fund	214,737	1,430,147
Columbia Multi-Advisor International Equity Fund	82,680	1,087,243

Total		4,269,654

Real Estate (1.0%)
Columbia Real Estate Equity Fund	18,912	260,043

U.S. Large Cap (46.5%)
Columbia Contrarian Core Fund	172,015	2,667,954
Columbia Dividend Income Fund	75,281	1,059,960
Columbia Large Cap Growth Fund	41,565	1,088,995
Columbia Large Core Quantitative Fund	485,574	2,908,587
Columbia Large Growth Quantitative Fund	120,357	1,161,445
Columbia Large Value Quantitative Fund	151,641	1,190,383
Columbia Select Large Cap Growth Fund(a)	78,186	1,107,898
Columbia Select Large Cap Value Fund	66,025	1,109,219

Total		12,294,441

U.S. Mid Cap (2.1%)
Columbia Mid Cap Growth Fund(a)	9,453	287,743
Columbia Mid Cap Value Opportunity Fund	31,313	274,615

Total		562,358

U.S. Small Cap (3.2%)
Columbia Select Smaller Cap Value Fund(a)	14,656	270,693
Columbia Small Cap Core Fund(a)	15,952	279,169
Columbia Small Cap Growth I Fund(a)	8,160	302,739

Total		852,601

U.S. Small Mid Cap (2.4%)
Columbia Acorn USA Fund(a)	8,970	289,105
RiverSource Disciplined Small and Mid Cap Equity Fund	35,045	345,896

Total		635,001

Total Equity Funds
(Cost: $16,716,646)		$18,874,098

Fixed-Income Funds (26.9%)

Emerging Markets (1.8%)
Columbia Emerging Markets Bond Fund	42,441	$486,378

Global Bond (1.4%)
Columbia Global Bond Fund	49,142	365,127

High Yield (2.4%)
Columbia High Yield Bond Fund	222,141	635,324

Inflation Protected Securities (0.4%)
Columbia Inflation Protected Securities Fund	11,087	118,961

Investment Grade (20.9%)
Columbia Bond Fund	293,205	2,738,531
Columbia Diversified Bond Fund	548,396	2,791,337

Total		5,529,868

Total Fixed-Income Funds
(Cost: $7,034,061)		$7,135,658

Alternative Investments (1.5%)

Columbia Absolute Return Currency and Income Fund(a)	11,821	121,044
Columbia Convertible Securities Fund	16,629	264,896

Total Alternative Investments
(Cost: $362,898)		$385,940

Cash Equivalents (0.5%)

Money Market (0.5%)
Columbia Money Market Fund, 0.106%(b)	119,324	$119,324

Total Cash Equivalents
(Cost: $119,324)		$119,324

Total Investments in Affiliated Funds
(Cost: $24,232,929)		$26,515,020
Other Assets and Liabilities		(40,804)

Net Assets		$26,474,216

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  67

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2020 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$26,515,020	$—	$—	$26,515,020

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

68  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2025 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (81.1%)

International (18.4%)
Columbia Acorn International Fund	3,776	$165,557
Columbia Asia Pacific ex-Japan Fund	88,419	798,423
Columbia Emerging Markets Fund	129,614	1,543,704
Columbia European Equity Fund	302,811	2,016,717
Columbia Multi-Advisor International Equity Fund	129,977	1,709,201

Total		6,233,602

U.S. Large Cap (54.0%)
Columbia Contrarian Core Fund	272,531	4,226,959
Columbia Dividend Income Fund	107,281	1,510,510
Columbia Large Cap Growth Fund	59,216	1,551,467
Columbia Large Core Quantitative Fund	763,800	4,575,163
Columbia Large Growth Quantitative Fund	170,603	1,646,318
Columbia Large Value Quantitative Fund	214,844	1,686,529
Columbia Select Large Cap Growth Fund(a)	111,396	1,578,481
Columbia Select Large Cap Value Fund	94,039	1,579,854

Total		18,355,281

U.S. Mid Cap (2.1%)
Columbia Mid Cap Growth Fund(a)	11,948	363,697
Columbia Mid Cap Value Opportunity Fund	39,579	347,110

Total		710,807

U.S. Small Cap (3.2%)
Columbia Select Smaller Cap Value Fund(a)	18,519	342,052
Columbia Small Cap Core Fund(a)	20,153	352,671
Columbia Small Cap Growth I Fund(a)	10,311	382,529

Total		1,077,252

U.S. Small Mid Cap (3.4%)
Columbia Acorn USA Fund(a)	11,329	365,135
RiverSource Disciplined Small and Mid Cap Equity Fund	80,360	793,149

Total		1,158,284

Total Equity Funds
(Cost: $24,290,621)		$27,535,226

Fixed-Income Funds (18.1%)

Emerging Markets (0.5%)
Columbia Emerging Markets Bond Fund	13,584	$155,676

Global Bond (0.9%)
Columbia Global Bond Fund	41,465	308,087

High Yield (2.8%)
Columbia High Yield Bond Fund	337,304	964,690

Inflation Protected Securities (0.4%)
Columbia Inflation Protected Securities Fund	14,116	151,461

Investment Grade (13.5%)
Columbia Bond Fund	242,485	2,264,809
Columbia Diversified Bond Fund	453,538	2,308,506

Total		4,573,315

Total Fixed-Income Funds
(Cost: $6,055,003)		$6,153,229

Alternative Investments (0.5%)

Columbia Absolute Return Currency and Income Fund(a)	14,822	$151,776

Total Alternative Investments
(Cost: $149,980)		$151,776

Cash Equivalents (0.4%)

Money Market (0.4%)
Columbia Money Market Fund, 0.106%(b)	151,374	$151,374

Total Cash Equivalents
(Cost: $151,374)		$151,374

Total Investments in Affiliated Funds
(Cost: $30,646,978)		$33,991,605
Other Assets and Liabilities		(36,064)

Net Assets		$33,955,541

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  69

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2025 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$33,991,605	$—	$—	$33,991,605

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

70  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2030 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (81.9%)

International (19.3%)
Columbia Acorn International Fund	3,589	$157,329
Columbia Asia Pacific ex-Japan Fund	84,082	759,257
Columbia Emerging Markets Fund	148,061	1,763,407
Columbia European Equity Fund	287,898	1,917,404
Columbia Multi-Advisor International Equity Fund	124,366	1,635,410

Total		6,232,807

Real Estate (1.0%)
Columbia Real Estate Equity Fund	22,770	313,093

U.S. Large Cap (49.9%)
Columbia Contrarian Core Fund	248,362	3,852,088
Columbia Dividend Income Fund	90,593	1,275,548
Columbia Large Cap Growth Fund	49,964	1,309,057
Columbia Large Core Quantitative Fund	700,614	4,196,680
Columbia Large Growth Quantitative Fund	146,047	1,409,351
Columbia Large Value Quantitative Fund	183,607	1,441,314
Columbia Select Large Cap Growth Fund(a)	93,949	1,331,264
Columbia Select Large Cap Value Fund	79,287	1,332,028

Total		16,147,330

U.S. Mid Cap (3.1%)
Columbia Mid Cap Growth Fund(a)	16,987	517,081
Columbia Mid Cap Value Opportunity Fund	56,324	493,966

Total		1,011,047

U.S. Small Cap (4.7%)
Columbia Select Smaller Cap Value Fund(a)	26,358	486,831
Columbia Small Cap Core Fund(a)	28,680	501,890
Columbia Small Cap Growth I Fund(a)	14,644	543,300

Total		1,532,021

U.S. Small Mid Cap (3.9%)
Columbia Acorn USA Fund(a)	16,113	519,336
RiverSource Disciplined Small and Mid Cap Equity Fund	76,605	756,088

Total		1,275,424

Total Equity Funds
(Cost: $23,508,354)		$26,511,722

Fixed-Income Funds (16.4%)

Emerging Markets (0.5%)
Columbia Emerging Markets Bond Fund	13,092	$150,030

Global Bond (0.9%)
Columbia Global Bond Fund	39,559	293,923

High Yield (2.8%)
Columbia High Yield Bond Fund	321,362	919,094

Inflation Protected Securities (0.5%)
Columbia Inflation Protected Securities Fund	13,431	144,113

Investment Grade (11.7%)
Columbia Bond Fund	200,358	1,871,349
Columbia Diversified Bond Fund	375,951	1,913,589

Total		3,784,938

Total Fixed-Income Funds
(Cost: $5,203,130)		$5,292,098

Alternative Investments (1.4%)

Columbia Absolute Return Currency and Income Fund(a)	14,182	145,219
Columbia Convertible Securities Fund	19,964	318,034

Total Alternative Investments
(Cost: $435,116)		$463,253

Cash Equivalents (0.4%)

Money Market (0.4%)
Columbia Money Market Fund, 0.106%(b)	144,383	$144,383

Total Cash Equivalents
(Cost: $144,383)		$144,383

Total Investments in Affiliated Funds
(Cost: $29,290,983)		$32,411,456
Other Assets and Liabilities		(41,096)

Net Assets		$32,370,360

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  71

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2030 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair Value at April 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description	Identical Assets(a)	Inputs	Inputs	Total
Investments in Affiliated Funds	$32,411,456	$—	$—	$32,411,456

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

72  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2035 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (82.8%)

International (19.8%)
Columbia Acorn International Fund	2,804	$122,916
Columbia Asia Pacific ex-Japan Fund	65,364	590,234
Columbia Emerging Markets Fund	115,254	1,372,674
Columbia European Equity Fund	223,732	1,490,057
Columbia Multi-Advisor International Equity Fund	103,179	1,356,806

Total		4,932,687

Real Estate (1.0%)
Columbia Real Estate Equity Fund	17,722	243,684

U.S. Large Cap (50.2%)
Columbia Contrarian Core Fund	204,934	3,178,524
Columbia Dividend Income Fund	61,595	867,261
Columbia Large Cap Growth Fund	33,954	889,585
Columbia Large Core Quantitative Fund	561,485	3,363,297
Columbia Large Growth Quantitative Fund	124,213	1,198,652
Columbia Large Value Quantitative Fund	156,655	1,229,740
Columbia Select Large Cap Growth Fund(a)	63,813	904,237
Columbia Select Large Cap Value Fund	53,891	905,362

Total		12,536,658

U.S. Mid Cap (3.1%)
Columbia Mid Cap Growth Fund(a)	13,210	402,123
Columbia Mid Cap Value Opportunity Fund	43,832	384,405

Total		786,528

U.S. Small Cap (4.8%)
Columbia Select Smaller Cap Value Fund(a)	20,503	378,686
Columbia Small Cap Core Fund(a)	22,311	390,439
Columbia Small Cap Growth I Fund(a)	11,385	422,399

Total		1,191,524

U.S. Small Mid Cap (3.9%)
Columbia Acorn USA Fund(a)	12,528	403,769
RiverSource Disciplined Small and Mid Cap Equity Fund	58,356	575,979

Total		979,748

Total Equity Funds
(Cost: $18,363,708)		$20,670,829

Fixed-Income Funds (15.5%)

Emerging Markets (0.5%)
Columbia Emerging Markets Bond Fund	9,840	$112,761

Global Bond (0.9%)
Columbia Global Bond Fund	30,675	227,914

High Yield (2.8%)
Columbia High Yield Bond Fund	247,701	708,425

Inflation Protected Securities (0.5%)
Columbia Inflation Protected Securities Fund	10,470	112,347

Investment Grade (10.8%)
Columbia Bond Fund	143,898	1,344,006
Columbia Diversified Bond Fund	268,289	1,365,592

Total		2,709,598

Total Fixed-Income Funds
(Cost: $3,806,527)		$3,871,045

Alternative Investments (1.5%)

Columbia Absolute Return Currency and Income Fund(a)	10,990	112,535
Columbia Convertible Securities Fund	15,518	247,207

Total Alternative Investments
(Cost: $338,425)		$359,742

Cash Equivalents (0.4%)

Money Market (0.4%)
Columbia Money Market Fund, 0.106%(b)	111,658	$111,658

Total Cash Equivalents
(Cost: $111,658)		$111,658

Total Investments in Affiliated Funds
(Cost: $22,620,318)		$25,013,274
Other Assets and Liabilities		(39,472)

Net Assets		$24,973,802

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  73

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2035 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$25,013,274	$—	$—	$25,013,274

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

74  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2040 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (83.8%)

International (20.0%)
Columbia Acorn International Fund	2,056	$90,121
Columbia Asia Pacific ex-Japan Fund	48,216	435,387
Columbia Emerging Markets Fund	85,160	1,014,252
Columbia European Equity Fund	165,217	1,100,348
Columbia Multi-Advisor International Equity Fund	81,934	1,077,439

Total		3,717,547

Real Estate (1.2%)
Columbia Real Estate Equity Fund	16,391	225,371

U.S. Large Cap (50.3%)
Columbia Contrarian Core Fund	145,455	2,256,006
Columbia Dividend Income Fund	51,980	731,875
Columbia Large Cap Growth Fund	28,652	750,683
Columbia Large Core Quantitative Fund	411,129	2,462,664
Columbia Large Growth Quantitative Fund	83,985	810,451
Columbia Large Value Quantitative Fund	105,439	827,694
Columbia Select Large Cap Growth Fund(a)	53,861	763,218
Columbia Select Large Cap Value Fund	45,459	763,713

Total		9,366,304

U.S. Mid Cap (3.1%)
Columbia Mid Cap Growth Fund(a)	9,755	296,946
Columbia Mid Cap Value Opportunity Fund	32,367	283,859

Total		580,805

U.S. Small Cap (4.7%)
Columbia Select Smaller Cap Value Fund(a)	15,138	279,594
Columbia Small Cap Core Fund(a)	16,477	288,349
Columbia Small Cap Growth I Fund(a)	8,407	311,915

Total		879,858

U.S. Small Mid Cap (4.5%)
Columbia Acorn USA Fund(a)	9,252	298,190
RiverSource Disciplined Small and Mid Cap Equity Fund	53,651	529,534

Total		827,724

Total Equity Funds
(Cost: $13,875,400)		$15,597,609

Fixed-Income Funds (14.6%)

Emerging Markets (0.5%)
Columbia Emerging Markets Bond Fund	7,622	$87,349

Global Bond (0.9%)
Columbia Global Bond Fund	22,808	169,462

High Yield (2.8%)
Columbia High Yield Bond Fund	185,110	529,415

Inflation Protected Securities (0.5%)
Columbia Inflation Protected Securities Fund	7,788	83,568

Investment Grade (9.9%)
Columbia Bond Fund	97,454	910,223
Columbia Diversified Bond Fund	183,546	934,247

Total		1,844,470

Total Fixed-Income Funds
(Cost: $2,667,433)		$2,714,264

Alternative Investments (1.4%)

Columbia Absolute Return Currency and Income Fund(a)	8,165	83,610
Columbia Convertible Securities Fund	11,501	183,201

Total Alternative Investments
(Cost: $251,020)		$266,811

Cash Equivalents (0.4%)

Money Market (0.4%)
Columbia Money Market Fund, 0.106%(b)	82,966	$82,966

Total Cash Equivalents
(Cost: $82,966)		$82,966

Total Investments in Affiliated Funds
(Cost: $16,876,819)		$18,661,650
Other Assets and Liabilities		(35,518)

Net Assets		$18,626,132

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  75

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2040 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$18,661,650	$—	$—	$18,661,650

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

76  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2045 Fund
April 30, 2011
(Percentages represent value of investments compared to net assets)

	Shares	Value

Equity Funds (85.1%)

International (20.2%)
Columbia Acorn International Fund	2,162	$94,791
Columbia Asia Pacific ex-Japan Fund	50,856	459,225
Columbia Emerging Markets Fund	89,742	1,068,828
Columbia European Equity Fund	174,171	1,159,980
Columbia Multi-Advisor International Equity Fund	90,358	1,188,206

Total		3,971,030

Real Estate (1.4%)
Columbia Real Estate Equity Fund	20,721	284,914

U.S. Large Cap (50.7%)
Columbia Contrarian Core Fund	156,245	2,423,355
Columbia Dividend Income Fund	54,720	770,459
Columbia Large Cap Growth Fund	30,153	790,007
Columbia Large Core Quantitative Fund	442,253	2,649,099
Columbia Large Growth Quantitative Fund	88,244	851,552
Columbia Large Value Quantitative Fund	110,890	870,487
Columbia Select Large Cap Growth Fund(a)	56,630	802,445
Columbia Select Large Cap Value Fund	47,843	803,769

Total		9,961,173

U.S. Mid Cap (3.6%)
Columbia Mid Cap Growth Fund(a)	11,961	364,097
Columbia Mid Cap Value Opportunity Fund	39,720	348,339

Total		712,436

U.S. Small Cap (5.5%)
Columbia Select Smaller Cap Value Fund(a)	18,574	343,069
Columbia Small Cap Core Fund(a)	20,204	353,564
Columbia Small Cap Growth I Fund(a)	10,299	382,093

Total		1,078,726

U.S. Small Mid Cap (3.7%)
Columbia Acorn USA Fund(a)	11,346	365,661
RiverSource Disciplined Small and Mid Cap Equity Fund	35,994	355,263

Total		720,924

Total Equity Funds
(Cost: $14,934,229)		$16,729,203

Fixed-Income Funds (13.2%)

Emerging Markets (0.5%)
Columbia Emerging Markets Bond Fund	8,062	$92,395

Global Bond (0.9%)
Columbia Global Bond Fund	24,086	178,960

High Yield (2.8%)
Columbia High Yield Bond Fund	195,072	557,906

Inflation Protected Securities (—%)
Columbia Inflation Protected Securities Fund	19	203

Investment Grade (9.0%)
Columbia Bond Fund	93,319	871,602
Columbia Diversified Bond Fund	176,277	897,249

Total		1,768,851

Total Fixed-Income Funds
(Cost: $2,556,954)		$2,598,315

Alternative Investments (1.5%)

Columbia Absolute Return Currency and Income Fund(a)	8,615	88,217
Columbia Convertible Securities Fund	12,084	192,491

Total Alternative Investments
(Cost: $264,375)		$280,708

Cash Equivalents (0.4%)

Money Market (0.4%)
Columbia Money Market Fund, 0.106%(b)	87,213	$87,213

Total Cash Equivalents
(Cost: $87,213)		$87,213

Total Investments in Affiliated Funds
(Cost: $17,842,771)		$19,695,439
Other Assets and Liabilities		(38,460)

Net Assets		$19,656,979

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  77

Investments in Affiliated Funds (continued)  Columbia Retirement Plus 2045 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Fair value at April 30, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$19,695,439	$—	$—	$19,695,439

(a)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

78  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

	Columbia	Columbia	Columbia
	Retirement	Retirement	Retirement
	Plus 2010	Plus 2015	Plus 2020
April 30, 2011	Fund	Fund	Fund
Assets
Investments in affiliated funds, at value (identified cost $10,212,852, $22,885,140 and $24,232,929)	$10,876,057	$24,880,285	$26,515,020
Receivable for:
Capital shares sold	13,965	10,436	2,231
Affiliated investments sold	—	8,709	23,873
Dividends from affiliated funds	13,436	24,430	20,798
Expense reimbursement due from Investment Manager	343	289	221

Total assets	10,903,801	24,924,149	26,562,143

Liabilities
Payable for:
Affiliated investments purchased	14,184	24,430	20,798
Capital shares purchased	21,024	19,114	25,915
Distribution fees	36	50	46
Transfer agent fees	155	271	306
Administration fees	6	14	14
Other expenses	41,493	41,862	40,848

Total liabilities	76,898	85,741	87,927

Net assets applicable to outstanding shares	$10,826,903	$24,838,408	$26,474,216

Represented by
Paid-in capital	$13,678,869	$28,297,552	$31,896,619
Undistributed (excess of distributions over) net investment income	31,367	513,269	320,004
Accumulated net realized loss	(3,546,538)	(5,967,558)	(8,024,498)
Unrealized appreciation (depreciation) on:
Affiliated investments	663,205	1,995,145	2,282,091

Total — representing net assets applicable to outstanding shares	$10,826,903	$24,838,408	$26,474,216

Net assets applicable to outstanding shares	Class A	$3,664,354	$6,055,118	$6,304,207
	Class C	$394,499	$308,197	$43,480
	Class R	$4,331	$5,572	$142,707
	Class Z	$6,763,719	$18,469,521	$19,983,822
Shares outstanding	Class A	396,266	644,634	698,138
	Class C	42,813	33,029	4,845
	Class R	468	593	15,819
	Class Z	730,408	1,959,319	2,200,578
Net asset value per share	Class A(a)	$9.25	$9.39	$9.03
	Class C	$9.21	$9.33	$8.97
	Class R	$9.25	$9.40	$9.02
	Class Z	$9.26	$9.43	$9.08

(a)	The maximum offering price per share for Class A for Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund and Columbia Retirement Plus 2020 Fund is $9.81, $9.96 and $9.58, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  79

Statement of Assets and Liabilities (continued)

	Columbia	Columbia	Columbia
	Retirement	Retirement	Retirement
	Plus 2025	Plus 2030	Plus 2035
April 30, 2011	Fund	Fund	Fund
Assets

Investments in affiliated funds, at value (identified cost $30,646,978, $29,290,983 and $22,620,318)	$33,991,605	$32,411,456	$25,013,274
Receivable for:
Capital shares sold	1,907	31,461	716
Affiliated investments sold	61,327	—	16,354
Dividends from affiliated funds	20,113	17,082	12,520
Expense reimbursement due from Investment Manager	290	293	341

Total assets	34,075,242	32,460,292	25,043,205

Liabilities
Payable for:
Affiliated investments purchased	20,113	47,974	12,520
Capital shares purchased	62,370	—	17,070
Distribution fees	56	25	24
Transfer agent fees	265	244	195
Administration fees	19	18	14
Other expenses	36,878	41,671	39,580

Total liabilities	119,701	89,932	69,403

Net assets applicable to outstanding shares	$33,955,541	$32,370,360	$24,973,802

Represented by
Paid-in capital	$38,055,966	$35,670,226	$26,467,195
Undistributed (excess of distributions over) net investment income	663,718	563,746	405,857
Accumulated net realized loss	(8,108,770)	(6,984,085)	(4,292,206)
Unrealized appreciation (depreciation) on:
Affiliated investments	3,344,627	3,120,473	2,392,956

Total — representing net assets applicable to outstanding shares	$33,955,541	$32,370,360	$24,973,802

Net assets applicable to outstanding shares	Class A	$4,599,138	$3,433,421	$2,872,342
	Class C	$879,252	$33,745	$158,768
	Class R	$43,921	$16,628	$6,398
	Class Z	$28,433,230	$28,886,566	$21,936,294
Shares outstanding	Class A	503,800	373,050	315,788
	Class C	96,765	3,688	17,551
	Class R	4,810	1,807	702
	Class Z	3,091,680	3,130,727	2,399,451
Net asset value per share	Class A(a)	$9.13	$9.20	$9.10
	Class C	$9.09	$9.15	$9.05
	Class R	$9.13	$9.20	$9.11
	Class Z	$9.20	$9.23	$9.14

(a)	The maximum offering price per share for Class A for Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund and Columbia Retirement Plus 2035 Fund is $9.69, $9.76 and $9.66, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

80  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

	Columbia	Columbia
	Retirement	Retirement
	Plus 2040	Plus 2045
April 30, 2011	Fund	Fund
Assets
Investments in affiliated funds, at value (identified cost $16,876,819 and $17,842,771)	$18,661,650	$19,695,439
Receivable for:
Capital shares sold	964	6,418
Affiliated investments sold	—	11,426
Dividends from affiliated funds	8,816	8,731
Expense reimbursement due from Investment Manager	295	321

Total assets	18,671,725	19,722,335

Liabilities
Payable for:
Affiliated investments purchased	9,303	8,731
Capital shares purchased	—	17,750
Distribution fees	14	21
Transfer agent fees	225	227
Administration fees	10	11
Other expenses	36,041	38,616

Total liabilities	45,593	65,356

Net assets applicable to outstanding shares	$18,626,132	$19,656,979

Represented by
Paid-in capital	$19,154,937	$18,868,379
Undistributed (excess of distributions over) net investment income	77,351	154,893
Accumulated net realized loss	(2,390,987)	(1,218,961)
Unrealized appreciation (depreciation) on:
Affiliated investments	1,784,831	1,852,668

Total — representing net assets applicable to outstanding shares	$18,626,132	$19,656,979

Net assets applicable to outstanding shares	Class A	$2,035,574	$2,012,639
	Class C	$2,889	$261,143
	Class R	$14,473	$5,121
	Class R4	$—	$15,205
	Class Z	$16,573,196	$17,362,871
Shares outstanding	Class A	229,738	221,731
	Class C	328	28,938
	Class R	1,630	563
	Class R4	—	1,672
	Class Z	1,859,829	1,904,675
Net asset value per share	Class A(a)	$8.86	$9.08
	Class C	$8.81	$9.02
	Class R	$8.88	$9.10
	Class R4	$—	$9.09
	Class Z	$8.91	$9.12

(a)	The maximum offering price per share for Class A for Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund is $9.40 and $9.63, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  81

Statement of Operations

	Columbia	Columbia	Columbia
	Retirement	Retirement	Retirement
	Plus 2010	Plus 2015	Plus 2020
Year ended April 30, 2011	Fund	Fund	Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$219,669	$499,014	$458,125

Expenses:
Distribution fees
Class A	7,755	13,309	14,173
Class C	1,389	1,240	205
Class R	20	22	444
Class R3	3	3	3
Transfer agent fees
Class A	2,591	4,050	4,361
Class C	52	34	6
Class R	2	2	45
Class R3	1	1	—
Class R4	1	1	—
Class R5	1	1	—
Class Z	3,265	8,627	9,360
Administration fees	1,774	4,414	4,703
Plan administration fees
Class R	4	3	66
Class R3	3	3	3
Class R4	3	3	3
Class Z	2,614	8,143	8,565
Custodian fees	11,775	12,075	12,175
Printing and postage fees	8,549	10,368	10,193
Registration fees	61,816	58,569	57,035
Professional fees	20,480	20,480	20,480
Other	2,550	1,977	2,548

Total expenses	124,648	143,325	144,368
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(106,945)	(107,884)	(107,134)

Total net expenses	17,703	35,441	37,234

Net investment income	201,966	463,573	420,891

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	970,680	2,647,267	1,125,417
Capital gain distributions from underlying affiliated funds	165,233	424,075	417,191

Net realized gain	1,135,913	3,071,342	1,542,608
Net change in unrealized appreciation (depreciation) on:
Investments – affiliated issuers	(298,125)	(729,037)	1,333,010

Net change in unrealized appreciation (depreciation)	(298,125)	(729,037)	1,333,010

Net realized and unrealized gain	837,788	2,342,305	2,875,618

Net increase in net assets resulting from operations	$1,039,754	$2,805,878	$3,296,509

The accompanying Notes to Financial Statements are an integral part of this statement.

82  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

	Columbia	Columbia	Columbia
	Retirement	Retirement	Retirement
	Plus 2025	Plus 2030	Plus 2035
Year ended April 30, 2011	Fund	Fund	Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$483,411	$441,881	$340,630

Expenses:
Distribution fees
Class A	9,120	7,578	5,627
Class C	4,098	168	740
Class R	152	62	22
Class R3	3	3	3
Transfer agent fees
Class A	3,151	2,832	2,142
Class C	81	3	15
Class R	14	5	1
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class Z	11,781	11,240	8,830
Administration fees	5,727	5,390	4,112
Plan administration fees
Class R	21	9	3
Class R3	3	3	3
Class R4	3	3	3
Class Z	11,362	11,043	8,546
Custodian fees	12,750	12,275	12,175
Printing and postage fees	9,232	9,260	10,068
Registration fees	61,054	60,135	60,109
Professional fees	20,480	20,480	20,480
Other	2,412	2,810	2,728

Total expenses	151,444	143,299	135,607
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,655)	(110,350)	(109,674)

Total net expenses	39,789	32,949	25,933

Net investment income	443,622	408,932	314,697

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	(63,263)	1,831,210	563,594
Capital gain distributions from underlying affiliated funds	565,042	497,307	409,310

Net realized gain	501,779	2,328,517	972,904
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	3,717,588	1,631,359	2,094,776

Net change in unrealized appreciation (depreciation)	3,717,588	1,631,359	2,094,776

Net realized and unrealized gain	4,219,367	3,959,876	3,067,680

Net increase in net assets resulting from operations	$4,662,989	$4,368,808	$3,382,377

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  83

Statement of Operations (continued)

	Columbia	Columbia
	Retirement	Retirement
	Plus 2040	Plus 2045
Year ended April 30, 2011	Fund	Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$251,543	$256,083

Expenses:
Distribution fees
Class A	4,372	4,112
Class C	16	1,080
Class R	62	22
Class R3	8	3
Transfer agent fees
Class A	2,449	2,382
Class C	—	32
Class R	8	3
Class R3	3	—
Class R4	—	23
Class R5	—	—
Class Z	7,453	7,401
Administration fees	3,017	3,049
Plan administration fees
Class R	10	4
Class R3	8	3
Class R4	3	33
Class Z	6,005	5,866
Custodian fees	12,275	12,450
Printing and postage fees	10,031	9,651
Registration fees	57,648	72,598
Professional fees	20,480	20,480
Other	2,362	2,467

Total expenses	126,210	141,659
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(105,816)	(120,794)

Total net expenses	20,394	20,865

Net investment income	231,149	235,218

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	933,040	1,770,507
Capital gain distributions from underlying affiliated funds	280,140	290,773

Net realized gain	1,213,180	2,061,280
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	1,070,178	402,179

Net change in unrealized appreciation (depreciation)	1,070,178	402,179

Net realized and unrealized gain	2,283,358	2,463,459

Net increase in net assets resulting from operations	$2,514,507	$2,698,677

The accompanying Notes to Financial Statements are an integral part of this statement.

84  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	Columbia Retirement Plus 2010 Fund		Columbia Retirement Plus 2015 Fund
Year ended April 30,	2011(a)	2010	2011(a)	2010
Operations
Net investment income	$201,966	$232,896	$463,573	$603,796
Net realized gain (loss)	1,135,913	(638,732)	3,071,342	(3,591,941)
Net change in unrealized appreciation (depreciation)	(298,125)	2,420,510	(729,037)	8,243,231

Net increase in net assets resulting from operations	1,039,754	2,014,674	2,805,878	5,255,086

Distributions to shareholders from:
Net investment income
Class A	(86,069)	(113,422)	(124,765)	(156,210)
Class C	(6,424)	—	(6,119)	—
Class R	(96)	(120)	(78)	(112)
Class R3	(12)	(129)	—	(121)
Class R4	(14)	(138)	—	(129)
Class R5	(17)	(147)	—	(137)
Class Z	(166,389)	(191,706)	(409,059)	(533,287)

Total distributions to shareholders	(259,021)	(305,662)	(540,021)	(689,996)

Increase (decrease) in net assets from share transactions	1,777,102	(1,252,399)	886,298	(744,321)

Total increase in net assets	2,557,835	456,613	3,152,155	3,820,769
Net assets at beginning of year	8,269,068	7,812,455	21,686,253	17,865,484

Net assets at end of year	$10,826,903	$8,269,068	$24,838,408	$21,686,253

Undistributed net investment income	$31,367	$13,269	$513,269	$406,526

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  85

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2020 Fund		Columbia Retirement Plus 2025 Fund
Year ended April 30,	2011(a)	2010	2011(a)	2010
Operations
Net investment income	$420,891	$620,043	$443,622	$686,346
Net realized gain (loss)	1,542,608	(2,791,318)	501,779	(2,651,387)
Net change in unrealized appreciation (depreciation)	1,333,010	7,944,024	3,717,588	8,698,167

Net increase in net assets resulting from operations	3,296,509	5,772,749	4,662,989	6,733,126

Distributions to shareholders from:
Net investment income
Class A	(117,009)	(141,887)	(80,208)	(74,214)
Class C	(960)	—	(15,044)	—
Class R	(1,392)	(971)	(320)	(515)
Class R3	—	(104)	—	(93)
Class R4	—	(111)	—	(101)
Class R5	—	(118)	—	(108)
Class Z	(380,671)	(556,805)	(516,980)	(644,962)

Total distributions to shareholders	(500,032)	(699,996)	(612,552)	(719,993)

Increase (decrease) in net assets from share transactions	123,406	(93,343)	3,428,991	(312,911)

Total increase in net assets	2,919,883	4,979,410	7,479,428	5,700,222
Net assets at beginning of year	23,554,333	18,574,923	26,476,113	20,775,891

Net assets at end of year	$26,474,216	$23,554,333	$33,955,541	$26,476,113

Undistributed net investment income	$320,004	$229,676	$663,718	$612,536

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

86  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

	Columbia Retirement Plus 2030 Fund		Columbia Retirement Plus 2035 Fund
Year ended April 30,	2011(a)	2010	2011(a)	2010
Operations
Net investment income	$408,932	$689,449	$314,697	$486,882
Net realized gain (loss)	2,328,517	(4,056,373)	972,904	(1,971,191)
Net change in unrealized appreciation (depreciation)	1,631,359	10,327,432	2,094,776	6,227,049

Net increase in net assets resulting from operations	4,368,808	6,960,508	3,382,377	4,742,740

Distributions to shareholders from:
Net investment income
Class A	(46,202)	(95,877)	(42,755)	(50,411)
Class C	(525)	—	(2,496)	—
Class R	(154)	(235)	(51)	(94)
Class R3	—	(268)	—	(102)
Class R4	—	(112)	—	(109)
Class R5	—	(119)	—	(116)
Class Z	(438,169)	(683,377)	(338,716)	(499,172)

Total distributions to shareholders	(485,050)	779,988	(384,018)	(550,004)

Increase (decrease) in net assets from share transactions	2,955,679	(3,443,791)	2,699,003	679,468

Total increase in net assets	6,839,437	2,736,729	5,697,362	4,872,204
Net assets at beginning of year	25,530,923	22,794,194	19,276,440	14,404,236

Net assets at end of year	$32,370,360	$25,530,923	$24,973,802	$19,276,440

Undistributed net investment income	$563,746	$458,545	$405,857	$323,738

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  87

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2040 Fund		Columbia Retirement Plus 2045 Fund
Year ended April 30,	2011(a)	2010	2011(a)	2010
Operations
Net investment income	$231,149	$338,534	$235,218	$317,394
Net realized gain (loss)	1,213,180	(1,394,854)	2,061,280	(1,316,345)
Net change in unrealized appreciation (depreciation)	1,070,178	4,345,788	402,179	4,076,908

Net increase in net assets resulting from operations	2,514,507	3,289,468	2,698,677	3,077,957

Distributions to shareholders from:
Net investment income
Class A	(28,288)	(43,088)	(29,379)	(38,850)
Class C	(45)	—	(3,629)	—
Class R	(166)	(267)	(54)	(90)
Class R3	—	(850)	—	(98)
Class R4	—	(100)	(225)	(106)
Class R5	—	(107)	—	(113)
Class Z	(245,598)	(327,590)	(241,730)	(320,747)

Total distributions to shareholders	(274,097)	(372,002)	(275,017)	(360,004)

Increase (decrease) in net assets from share transactions	2,377,560	1,275,518	4,121,813	1,378,953

Total increase in net assets	4,617,970	4,192,984	6,545,473	4,096,906
Net assets at beginning of year	14,008,162	9,815,178	13,111,506	9,014,600

Net assets at end of year	$18,626,132	$14,008,162	$19,656,979	$13,111,506

Undistributed net investment income	$77,351	$18,901	$154,893	$90,004

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

88  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

	Columbia Retirement Plus 2010 Fund				Columbia Retirement Plus 2015 Fund
	2011(a)		2010		2011(a)		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	118,928	1,031,092	55,864	438,783	139,648	1,214,521	105,003	831,129
Distributions reinvested	9,715	84,266	13,308	106,335	13,777	120,551	19,340	155,879
Redemptions	(84,569)	(722,133)	(164,224)	(1,305,543)	(106,441)	(928,808)	(239,424)	(1,919,434)

Net increase (decrease)	44,074	393,225	(95,052)	(760,425)	46,984	406,264	(115,081)	(932,426)

Class C shares
Subscriptions	42,450	372,159	—	—	33,302	291,675	—	—
Distributions reinvested	724	6,375	—	—	694	6,056	—	—
Redemptions	(361)	(3,220)	—	—	(967)	(8,532)	—	—

Net increase	42,813	375,314	—	—	33,029	289,199	—	—

Class R shares
Subscriptions	—	—	—	—	128	1,134	—	—

Net increase	—	—	—	—	128	1,134	—	—

Class R3 shares
Redemptions	(468)	(3,787)	—	—	(465)	(3,735)	—	—

Net increase (decrease)	(468)	(3,787)	—	—	(465)	(3,735)	—	—

Class R4 shares
Redemptions	(468)	(3,792)	—	—	(465)	(3,740)	—	—

Net increase (decrease)	(468)	(3,792)	—	—	(465)	(3,740)	—	—

Class R5 shares
Redemptions	(468)	(3,792)	—	—	(465)	(3,749)	—	—

Net increase (decrease)	(468)	(3,792)	—	—	(465)	(3,749)	—	—

Class Z shares
Subscriptions	312,520	2,712,317	136,455	1,075,977	398,335	3,450,509	244,308	1,929,585
Distributions reinvested	19,162	166,389	23,942	191,706	46,643	409,059	66,001	533,287
Redemptions	(215,648)	(1,858,772)	(224,632)	(1,759,657)	(422,694)	(3,658,643)	(283,630)	(2,274,767)

Net increase (decrease)	116,034	1,019,934	(64,235)	(491,974)	22,284	200,925	26,679	188,105

Total net increase (decrease)	201,517	1,777,102	(159,287)	(1,252,399)	101,030	886,298	(88,402)	(744,321)

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  89

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2020 Fund				Columbia Retirement Plus 2025 Fund
	2011(a)		2010		2011(a)		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	124,648	1,035,878	175,997	1,326,883	183,082	1,502,782	137,710	1,037,830
Distributions reinvested	13,451	112,449	18,133	138,172	9,299	78,109	9,520	72,449
Redemptions	(142,709)	(1,180,418)	(81,137)	(597,350)	(95,971)	(773,697)	(101,100)	(760,080)

Net increase (decrease)	(4,610)	(32,091)	112,993	867,705	96,410	807,194	46,130	350,199

Class C shares
Subscriptions	6,609	54,824	—	—	95,473	782,554	—	—
Distributions reinvested	109	904	—	—	1,787	14,990	—	—
Redemptions	(1,873)	(16,146)	—	—	(495)	(4,203)	—	—

Net increase	4,845	39,582	—	—	96,765	793,341	—	—

Class R shares
Subscriptions	6,581	56,101	8,172	61,977	3,152	25,622	305	2,260
Distributions reinvested	159	1,327	113	862	32	265	56	425
Redemptions	(617)	(5,061)	(5)	(36)	(1,197)	(9,882)	(10)	(72)

Net increase	6,123	52,367	8,280	62,803	1,987	16,005	351	2,613

Class R3 shares
Redemptions	(464)	(3,505)	—	—	(466)	(3,473)	—	—

Net increase (decrease)	(464)	(3,505)	—	—	(466)	(3,473)	—	—

Class R4 shares
Redemptions	(464)	(3,510)	—	—	(465)	(3,487)	—	—

Net increase (decrease)	(464)	(3,510)	—	—	(465)	(3,487)	—	—

Class R5 shares
Redemptions	(464)	(3,514)	—	—	(465)	(3,492)	—	—

Net increase (decrease)	(464)	(3,514)	—	—	(465)	(3,492)	—	—

Class Z shares
Subscriptions	502,611	4,144,172	384,523	2,844,759	757,594	6,135,949	429,799	3,184,860
Distributions reinvested	45,318	380,671	72,785	556,805	61,109	516,980	84,309	644,962
Redemptions	(542,777)	(4,450,766)	(593,812)	(4,425,415)	(583,834)	(4,830,026)	(593,596)	(4,495,545)

Net increase (decrease)	5,152	74,077	(136,504)	(1,023,851)	234,869	1,822,903	(79,488)	(665,723)

Total net increase (decrease)	10,118	123,406	(15,231)	(93,343)	428,635	3,428,991	(33,007)	(312,911)

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

90  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

	Columbia Retirement Plus 2030 Fund				Columbia Retirement Plus 2035 Fund
	2011(a)		2010		2011(a)		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	57,450	478,486	62,510	465,474	86,003	698,962	57,574	430,939
Distributions reinvested	5,304	44,872	12,226	93,286	5,022	41,983	6,562	49,546
Redemptions	(76,991)	(625,499)	(440,243)	(3,302,910)	(20,093)	(163,731)	(27,583)	(205,832)

Net increase (decrease)	(14,237)	(102,141)	(365,507)	(2,744,150)	70,932	577,214	36,553	274,653

Class C shares
Subscriptions	3,631	29,800	—	—	17,260	140,873	—	—
Distributions reinvested	57	479	—	—	293	2,447	—	—
Redemptions	—	—	—	—	(2)	(20)	—	—

Net increase	3,688	30,279	—	—	17,551	143,300	—	—

Class R shares
Subscriptions	338	2,943	321	2,396	235	2,002	—	—
Distributions reinvested	12	105	18	138	—	—	—	—

Net increase	350	3,048	339	2,534	235	2,002	—	—

Class R3 shares
Subscriptions	—	—	655	5,002	—	—	—	—
Distributions reinvested	—	—	21	157	—	—	—	—
Redemptions	(464)	(3,451)	(676)	(5,407)	(467)	(3,445)	—	—

Net increase (decrease)	(464)	(3,451)	—	(248)	(467)	(3,445)	—	—

Class R4 shares
Redemptions	(464)	(3,460)	—	—	(467)	(3,450)	—	—

Net increase (decrease)	(464)	(3,460)	—	—	(467)	(3,450)	—	—

Class R5 shares
Subscriptions	—	—	—	—	343	2,499	—	—
Redemptions	(464)	(3,465)	—	—	(810)	(5,938)	—	—

Net increase (decrease)	(464)	(3,465)	—	—	(467)	(3,439)	—	—

Class Z shares
Subscriptions	871,025	7,120,334	633,435	4,745,328	815,597	6,579,518	464,245	3,410,550
Distributions reinvested	51,732	438,169	89,447	683,377	40,371	338,716	65,941	499,172
Redemptions	(555,872)	(4,523,634)	(819,113)	(6,130,632)	(613,948)	(4,931,413)	(470,306)	(3,504,907)

Net increase (decrease)	366,885	3,034,869	(96,231)	(701,927)	242,020	1,986,821	59,880	404,815

Total net increase (decrease)	355,294	2,955,679	(461,399)	(3,443,791)	329,337	2,699,003	96,443	679,468

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  91

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2040 Fund				Columbia Retirement Plus 2045 Fund
	2011(a)		2010		2011(a)		2010
Year ended April 30,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	45,841	358,668	56,410	396,877	79,212	643,084	52,148	375,744
Distributions reinvested	3,311	26,949	5,781	42,378	3,477	28,965	5,075	38,014
Redemptions	(43,641)	(336,344)	(44,538)	(321,095)	(46,436)	(379,512)	(63,289)	(453,143)

Net increase (decrease)	5,511	49,273	17,653	118,160	36,253	292,537	(6,066)	(39,385)

Class C shares
Subscriptions	328	2,500	—	—	28,592	234,084	—	—
Distributions reinvested	—	—	—	—	432	3,583	—	—
Redemptions	—	—	—	—	(86)	(713)	—	—

Net increase	328	2,500	—	—	28,938	236,954	—	—

Class R shares
Subscriptions	190	1,311	38	240	—	—	96	689
Distributions reinvested	15	119	24	179	1	9	—	—
Redemptions	(5)	(36)	(5)	(36)	—	—	—	—

Net increase	200	1,394	57	383	1	9	96	689

Class R3 shares
Subscriptions	—	—	1,248	8,779	—	—	—	—
Distributions reinvested	—	—	102	753	—	—	—	—
Redemptions	(4,525)	(32,743)	—	—	(466)	(3,411)	—	—

Net increase (decrease)	(4,525)	(32,743)	1,350	9,532	(466)	(3,411)	—	—

Class R4 shares
Subscriptions	—	—	—	—	—	—	1,187	9,675
Distributions reinvested	—	—	—	—	19	161	—	—
Redemptions	(464)	(3,333)	—	—	—	—	—	—

Net increase (decrease)	(464)	(3,333)	—	—	19	161	1,187	9,675

Class R5 shares
Redemptions	(464)	(3,343)	—	—	(466)	(3,425)	—	—

Net increase (decrease)	(464)	(3,343)	—	—	(466)	(3,425)	—	—

Class Z shares
Subscriptions	665,677	5,264,744	430,151	3,086,473	904,781	7,309,762	627,838	4,587,795
Distributions reinvested	30,061	245,597	44,449	327,590	28,950	241,730	42,709	320,747
Redemptions	(400,948)	(3,146,529)	(317,064)	(2,266,620)	(488,267)	(3,952,504)	(474,101)	(3,500,568)

Net increase (decrease)	294,790	2,363,812	157,536	1,147,443	445,464	3,598,988	196,446	1,407,974

Total net increase (decrease)	295,376	2,377,560	176,596	1,275,518	509,743	4,121,813	191,663	1,378,953

(a)	Class C shares are for the period from September 27, 2010 (when shares became available) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

92  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Retirement Plus 2010 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.53	$6.92	$9.51	$10.91	$9.64

Income from investment operations:
Net investment income	0.19	0.22	0.20	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.76	1.68	(2.62)	(0.55)	1.44

Total from investment operations	0.95	1.90	(2.42)	(0.33)	1.64

Less distributions to shareholders from:
Net investment income	(0.23)	(0.29)	(0.17)	(0.33)	(0.32)
Net realized gains	—	—	—	(0.56)	(0.05)
Tax return of capital	—	—	—	(0.18)	—

Total distributions to shareholders	(0.23)	(0.29)	(0.17)	(1.07)	(0.37)

Net asset value, end of period	$9.25	$8.53	$6.92	$9.51	$10.91

Total return	11.37%	27.74%	(25.49% )	(3.29% )	17.27%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.53%	1.24%	0.89%	0.84%	1.37%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.33%	0.38%	0.36%	0.37%	0.48%	(c)

Net investment income	2.18%	2.74%	2.59%	2.20%	2.04%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3,664	$3,005	$3,096	$3,817	$571

Portfolio turnover	91%	53%	55%	92%	80%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  93

Financial Highlights (continued)

Columbia Retirement Plus 2010 Fund (continued)

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$8.43

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.95

Total from investment operations	0.94

Less distributions to shareholders from:
Net investment income	(0.16)

Total distributions to shareholders	(0.16)

Net asset value, end of period	$9.21

Total return	11.29%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.16%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.04%	(c)

Net investment loss	(0.26%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$394

Portfolio turnover	91%

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.53	$6.92	$9.52	$10.90	$10.68

Income from investment operations:
Net investment income	0.16	0.18	0.18	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.76	1.69	(2.62)	(0.56)	0.39

Total from investment operations	0.92	1.87	(2.44)	(0.34)	0.57

Less distributions to shareholders from:
Net investment income	(0.20)	(0.26)	(0.16)	(0.30)	(0.30)
Net realized gains	—	—	—	(0.56)	(0.05)
Tax return of capital	—	—	—	(0.18)	—

Total distributions to shareholders	(0.20)	(0.26)	(0.16)	(1.04)	(0.35)

Net asset value, end of period	$9.25	$8.53	$6.92	$9.52	$10.90

Total return	11.01%	27.25%	(25.70% )	(3.35% )	5.55%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.82%	1.69%	1.31%	1.18%	1.64%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.65%	0.78%	0.58%	0.58%	0.88%	(c)

Net investment income	1.85%	2.30%	2.32%	2.09%	3.06%	(c)

Supplemental data
Net assets, end of period (in thousands)	$4	$4	$3	$4	$5

Portfolio turnover	91%	53%	55%	92%	80%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

94  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.54	$6.93	$9.52	$10.91	$9.64

Income from investment operations:
Net investment income	0.20	0.23	0.22	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.77	1.68	(2.63)	(0.54)	1.43

Total from investment operations	0.97	1.91	(2.41)	(0.31)	1.66

Less distributions to shareholders from:
Net investment income	(0.25)	(0.30)	(0.18)	(0.34)	(0.34)
Net realized gains	—	—	—	(0.56)	(0.05)
Tax return of capital	—	—	—	(0.18)	—

Total distributions to shareholders	(0.25)	(0.30)	(0.18)	(1.08)	(0.39)

Net asset value, end of period	$9.26	$8.54	$6.93	$9.52	$10.91

Total return	11.60%	27.94%	(25.35% )	(3.11% )	17.49%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.32%	1.08%	0.72%	0.58%	1.08%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.11%	0.18%	0.18%	0.22%	0.21%	(c)

Net investment income	2.40%	2.89%	2.72%	2.21%	2.45%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6,764	$5,248	$4,704	$12,475	$17,028

Portfolio turnover	91%	53%	55%	92%	80%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  95

Financial Highlights

Columbia Retirement Plus 2015 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.53	$6.79	$9.71	$11.03	$9.60

Income from investment operations:
Net investment income	0.17	0.22	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.89	1.78	(3.06)	(0.59)	1.57

Total from investment operations	1.06	2.00	(2.88)	(0.41)	1.78

Less distributions to shareholders from:
Net investment income	(0.20)	(0.26)	(0.04)	(0.29)	(0.30)
Net realized gains	—	—	—	(0.53)	(0.05)
Tax return of capital	—	—	—	(0.09)	—

Total distributions to shareholders	(0.20)	(0.26)	(0.04)	(0.91)	(0.35)

Net asset value, end of period	$9.39	$8.53	$6.79	$9.71	$11.03

Total return	12.54%	29.76%	(29.67% )	(3.93% )	18.79%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.76%	0.67%	0.63%	1.69%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.33%	0.38%	0.36%	0.38%	0.45%	(c)

Net investment income	1.95%	2.83%	2.35%	1.76%	1.85%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6,055	$5,098	$4,840	$6,250	$1,558

Portfolio turnover	89%	126%	53%	47%	48%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$8.45

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain on investments	1.00

Total from investment operations	1.10

Less distributions to shareholders from:
Net investment income	(0.22)

Total distributions to shareholders	(0.22)

Net asset value, end of period	$9.33

Total return	13.15%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.45%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.03%	(c)

Net investment income	1.89%	(c)

Supplemental data
Net assets, end of period (in thousands)	$308

Portfolio turnover	89%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

96  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2015 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.54	$6.80	$9.72	$11.02	$10.75

Income from investment operations:
Net investment income	0.14	0.19	0.16	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.89	1.79	(3.06)	(0.61)	0.42

Total from investment operations	1.03	1.98	(2.90)	(0.43)	0.63

Less distributions to shareholders from:
Net investment income	(0.17)	(0.24)	(0.02)	(0.25)	(0.31)
Net realized gains	—	—	—	(0.53)	(0.05)
Tax return of capital	—	—	—	(0.09)	—

Total distributions to shareholders	(0.17)	(0.24)	(0.02)	(0.87)	(0.36)

Net asset value, end of period	$9.40	$8.54	$6.80	$9.72	$11.02

Total return	12.17%	29.34%	(29.80% )	(4.14% )	6.05%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.18%	1.08%	1.04%	1.34%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.64%	0.78%	0.58%	0.58%	0.88%	(c)

Net investment income	1.58%	2.47%	2.07%	1.67%	2.57%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6	$4	$3	$5	$5

Portfolio turnover	89%	126%	53%	47%	48%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  97

Financial Highlights (continued)

Columbia Retirement Plus 2015 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.56	$6.81	$9.73	$11.05	$9.60

Income from investment operations:
Net investment income	0.18	0.24	0.19	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.90	1.79	(3.06)	(0.59)	1.58

Total from investment operations	1.08	2.03	(2.87)	(0.40)	1.81

Less distributions to shareholders from:
Net investment income	(0.21)	(0.28)	(0.05)	(0.30)	(0.31)
Net realized gains	—	—	—	(0.53)	(0.05)
Tax return of capital	—	—	—	(0.09)	—

Total distributions to shareholders	(0.21)	(0.28)	(0.05)	(0.92)	(0.36)

Net asset value, end of period	$9.43	$8.56	$6.81	$9.73	$11.05

Total return	12.81%	30.12%	(29.53% )	(3.86% )	19.08%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.59%	0.58%	0.49%	0.45%	1.01%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.18%	0.18%	0.22%	0.21%	(c)

Net investment income	2.15%	3.03%	2.44%	1.80%	2.01%	(c)

Supplemental data
Net assets, end of period (in thousands)	$18,470	$16,572	$13,013	$23,422	$24,335

Portfolio turnover	89%	126%	53%	47%	48%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

98  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Financial Highlights

Columbia Retirement Plus 2020 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.06	$6.33	$9.61	$11.07	$9.57

Income from investment operations:
Net investment income	0.13	0.20	0.17	0.14	0.20
Net realized and unrealized gain (loss) on investments	1.00	1.76	(3.35)	(0.61)	1.67

Total from investment operations	1.13	1.96	(3.18)	(0.47)	1.87

Less distributions to shareholders from:
Net investment income	(0.16)	(0.23)	(0.10)	(0.26)	(0.31)
Net realized gains	—	—	—	(0.52)	(0.06)
Tax return of capital	—	—	—	(0.21)	—

Total distributions to shareholders	(0.16)	(0.23)	(0.10)	(0.99)	(0.37)

Net asset value, end of period	$9.03	$8.06	$6.33	$9.61	$11.07

Total return	14.21%	31.19%	(33.08% )	(4.58% )	19.76%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.78%	0.75%	0.70%	0.57%	1.04%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.33%	0.39%	0.39%	0.41%	0.49%	(c)

Net investment income	1.64%	2.63%	2.45%	1.33%	1.13%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6,304	$5,668	$3,732	$3,301	$1,812

Portfolio turnover	98%	53%	52%	50%	40%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.96

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	1.11

Total from investment operations	1.19

Less distributions to shareholders from:
Net investment income	(0.18)

Total distributions to shareholders	(0.18)

Net asset value, end of period	$8.97

Total return	15.11%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.56%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.03%	(c)

Net investment income	1.70%	(c)

Supplemental data
Net assets, end of period (in thousands)	$43

Portfolio turnover	98%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  99

Financial Highlights (continued)

Columbia Retirement Plus 2020 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.06	$6.35	$9.64	$11.07	$10.77

Income from investment operations:
Net investment income	0.10	0.13	0.14	0.13	0.19
Net realized and unrealized gain (loss) on investments	1.00	1.81	(3.34)	(0.61)	0.48

Total from investment operations	1.10	1.94	(3.20)	(0.48)	0.67

Less distributions to shareholders from:
Net investment income	(0.14)	(0.23)	(0.09)	(0.22)	(0.31)
Net realized gains	—	—	—	(0.52)	(0.06)
Tax return of capital	—	—	—	(0.21)	—

Total distributions to shareholders	(0.14)	(0.23)	(0.09)	(0.95)	(0.37)

Net asset value, end of period	$9.02	$8.06	$6.35	$9.64	$11.07

Total return	13.77%	30.83%	(33.25% )	(4.65% )	6.47%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	1.24%	1.03%	0.98%	1.23%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.63%	0.78%	0.59%	0.58%	0.88%	(c)

Net investment income	1.25%	1.71%	1.88%	1.26%	2.33%	(c)

Supplemental data
Net assets, end of period (in thousands)	$143	$78	$9	$4	$5

Portfolio turnover	98%	53%	52%	50%	40%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

100  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.11	$6.36	$9.65	$11.09	$9.57

Income from investment operations:
Net investment income	0.15	0.22	0.18	0.15	0.21
Net realized and unrealized gain (loss) on investments	1.00	1.77	(3.36)	(0.59)	1.68

Total from investment operations	1.15	1.99	(3.18)	(0.44)	1.89

Less distributions to shareholders from:
Net investment income	(0.18)	(0.24)	(0.11)	(0.27)	(0.31)
Net realized gains	—	—	—	(0.52)	(0.06)
Tax return of capital	—	—	—	(0.21)	—

Total distributions to shareholders	(0.18)	(0.24)	(0.11)	(1.00)	(0.37)

Net asset value, end of period	$9.08	$8.11	$6.36	$9.65	$11.09

Total return	14.33%	31.58%	(32.98% )	(4.28% )	20.03%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.56%	0.55%	0.47%	0.38%	0.75%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.18%	0.18%	0.22%	0.22%	(c)

Net investment income	1.84%	2.91%	2.37%	1.39%	1.62%	(c)

Supplemental data
Net assets, end of period (in thousands)	$19,984	$17,797	$14,825	$28,546	$36,823

Portfolio turnover	98%	53%	52%	50%	40%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  101

Financial Highlights

Columbia Retirement Plus 2025 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.06	$6.26	$9.65	$11.08	$9.56

Income from investment operations:
Net investment income	0.11	0.19	0.15	0.10	0.22
Net realized and unrealized gain (loss) on investments	1.12	1.82	(3.54)	(0.62)	1.63

Total from investment operations	1.23	2.01	(3.39)	(0.52)	1.85

Less distributions to shareholders from:
Net investment income	(0.16)	(0.21)	—	(0.23)	(0.32)
Net realized gains	—	—	—	(0.58)	(0.01)
Tax return of capital	—	—	—	(0.10)	—

Total distributions to shareholders	(0.16)	(0.21)	—	(0.91)	(0.33)

Net asset value, end of period	$9.13	$8.06	$6.26	$9.65	$11.08

Total return	15.45%	32.26%	(35.13% )	(4.93% )	19.53%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.78%	0.74%	0.61%	1.39%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.34%	0.39%	0.39%	0.42%	0.48%	(c)

Net investment income	1.40%	2.60%	2.10%	1.00%	1.42%	(c)

Supplemental data
Net assets, end of period (in thousands)	$4,599	$3,283	$2,262	$2,654	$1,627

Portfolio turnover	89%	52%	47%	41%	37%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.92

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.28

Total from investment operations	1.34

Less distributions to shareholders from:
Net investment income	(0.17)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$9.09

Total return	17.12%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.45%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.02%	(c)

Net investment income	1.30%	(c)

Supplemental data
Net assets, end of period (in thousands)	$879

Portfolio turnover	89%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

102  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2025 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.04	$6.27	$9.68	$11.09	$10.74

Income from investment operations:
Net investment income	0.07	0.16	0.11	0.11	0.21
Net realized and unrealized gain (loss) on investments	1.14	1.80	(3.52)	(0.64)	0.47

Total from investment operations	1.21	1.96	(3.41)	(0.53)	0.68

Less distributions to shareholders from:
Net investment income	(0.12)	(0.19)	—	(0.20)	(0.32)
Net realized gains	—	—	—	(0.58)	(0.01)
Tax return of capital	—	—	—	(0.10)	—

Total distributions to shareholders	(0.12)	(0.19)	—	(0.88)	(0.33)

Net asset value, end of period	$9.13	$8.04	$6.27	$9.68	$11.09

Total return	15.14%	31.50%	(35.23% )	(5.03% )	6.52%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.11%	0.91%	0.97%	1.27%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.62%	0.78%	0.60%	0.58%	0.88%	(c)

Net investment income	0.87%	2.21%	1.56%	1.02%	2.22%	(c)

Supplemental data
Net assets, end of period (in thousands)	$44	$23	$15	$5	$5

Portfolio turnover	89%	52%	47%	41%	37%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  103

Financial Highlights (continued)

Columbia Retirement Plus 2025 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.11	$6.30	$9.68	$11.11	$9.56

Income from investment operations:
Net investment income	0.13	0.21	0.16	0.12	0.23
Net realized and unrealized gain (loss) on investments	1.13	1.82	(3.54)	(0.62)	1.65

Total from investment operations	1.26	2.03	(3.38)	(0.50)	1.88

Less distributions to shareholders from:
Net investment income	(0.17)	(0.22)	—	(0.25)	(0.32)
Net realized gains	—	—	—	(0.58)	(0.01)
Tax return of capital	—	—	—	(0.10)	—

Total distributions to shareholders	(0.17)	(0.22)	—	(0.93)	(0.33)

Net asset value, end of period	$9.20	$8.11	$6.30	$9.68	$11.11

Total return	15.76%	32.45%	(34.92% )	(4.77% )	19.87%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.49%	0.51%	0.45%	0.40%	0.89%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.09%	0.18%	0.18%	0.22%	0.22%	(c)

Net investment income	1.58%	2.83%	2.15%	1.11%	1.50%	(c)

Supplemental data
Net assets, end of period (in thousands)	$28,433	$23,160	$18,490	$32,458	$36,512

Portfolio turnover	89%	52%	47%	41%	37%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

104  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Financial Highlights
Columbia Retirement Plus 2030 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.08	$6.29	$9.71	$11.13	$9.56

Income from investment operations:
Net investment income	0.10	0.18	0.12	0.13	0.20
Net realized and unrealized gain (loss) on investments	1.15	1.83	(3.53)	(0.65)	1.71

Total from investment operations	1.25	2.01	(3.41)	(0.52)	1.91

Less distributions to shareholders from:
Net investment income	(0.13)	(0.22)	(0.01)	(0.24)	(0.32)
Net realized gains	—	—	—	(0.51)	(0.02)
Tax return of capital	—	—	—	(0.15)	—

Total distributions to shareholders	(0.13)	(0.22)	(0.01)	(0.90)	(0.34)

Net asset value, end of period	$9.20	$8.08	$6.29	$9.71	$11.13

Total return	15.60%	32.17%	(35.09% )	(4.91% )	20.16%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.67%	0.69%	0.59%	1.37%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.34%	0.39%	0.39%	0.42%	0.49%	(c)

Net investment income	1.27%	2.50%	1.72%	1.23%	1.47%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3,433	$3,128	$4,733	$3,046	$1,234

Portfolio turnover	91%	57%	47%	50%	32%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.94

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.30

Total from investment operations	1.36

Less distributions to shareholders from:
Net investment income	(0.15)

Total distributions to shareholders	(0.15)

Net asset value, end of period	$9.15

Total return	17.27%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.53%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.02%	(c)

Net investment income	1.22%	(c)

Supplemental data
Net assets, end of period (in thousands)	$34

Portfolio turnover	91%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  105

Financial Highlights (continued)

Columbia Retirement Plus 2030 Fund (continued)

	Year ended April 30,
	2011	2010	2009		2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.08	$6.30	$9.73		$11.12	$10.78

Income from investment operations:
Net investment income	0.08	0.15	0.11		0.11	0.19
Net realized and unrealized gain (loss) on investments	1.15	1.84	(3.54)		(0.64)	0.49

Total from investment operations	1.23	1.99	(3.43)		(0.53)	0.68

Less distributions to shareholders from:
Net investment income	(0.11)	(0.21)	(0.00	)(g)	(0.20)	(0.32)
Net realized gains	—	—	—		(0.51)	(0.02)
Tax return of capital	—	—	—		(0.15)	—

Total distributions to shareholders	(0.11)	(0.21)	(0.00	)(g)	(0.86)	(0.34)

Net asset value, end of period	$9.20	$8.08	$6.30		$9.73	$11.12

Total return	15.29%	31.79%	(35.23%	)	(5.01% )	6.51%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%	1.10%	1.09%		1.00%	1.34%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.62%	0.78%	0.61%		0.58%	0.88%	(c)

Net investment income	0.99%	2.06%	1.51%		1.02%	2.23%	(c)

Supplemental data
Net assets, end of period (in thousands)	$17	$12	$7		$5	$5

Portfolio turnover	91%	57%	47%		50%	32%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

106  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.10	$6.31	$9.74	$11.15	$9.56

Income from investment operations:
Net investment income	0.13	0.21	0.16	0.12	0.21
Net realized and unrealized gain (loss) on investments	1.15	1.83	(3.56)	(0.62)	1.72

Total from investment operations	1.28	2.04	(3.40)	(0.50)	1.93

Less distributions to shareholders from:
Net investment income	(0.15)	(0.25)	(0.03)	(0.25)	(0.32)
Net realized gains	—	—	—	(0.51)	(0.02)
Tax return of capital	—	—	—	(0.15)	—

Total distributions to shareholders	(0.15)	(0.25)	(0.03)	(0.91)	(0.34)

Net asset value, end of period	$9.23	$8.10	$6.31	$9.74	$11.15

Total return	15.98%	32.51%	(34.96% )	(4.73% )	20.41%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.50%	0.49%	0.48%	0.39%	0.86%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.09%	0.18%	0.18%	0.22%	0.22%	(c)

Net investment income	1.55%	2.82%	2.20%	1.15%	1.52%	(c)

Supplemental data
Net assets, end of period (in thousands)	$28,887	$22,380	$18,045	$29,048	$34,804

Portfolio turnover	91%	57%	47%	50%	32%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.
(g)	Rounds to less than $0.01 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  107

Financial Highlights

Columbia Retirement Plus 2035 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$7.99	$6.22	$9.61	$11.06	$9.56

Income from investment operations:
Net investment income	0.11	0.19	0.16	0.11	0.19
Net realized and unrealized gain (loss) on investments	1.14	1.81	(3.54)	(0.62)	1.63

Total from investment operations	1.25	2.00	(3.38)	(0.51)	1.82

Less distributions to shareholders from:
Net investment income	(0.14)	(0.23)	(0.01)	(0.24)	(0.31)
Net realized gains	—	—	—	(0.65)	(0.01)
Tax return of capital	—	—	—	(0.05)	—

Total distributions to shareholders	(0.14)	(0.23)	(0.01)	(0.94)	(0.32)

Net asset value, end of period	$9.10	$7.99	$6.22	$9.61	$11.06

Total return	15.81%	32.30%	(35.21% )	(4.93% )	19.27%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.91%	0.88%	0.78%	2.95%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.35%	0.39%	0.39%	0.43%	0.49%	(c)

Net investment income	1.39%	2.54%	2.21%	1.07%	1.01%	(c)

Supplemental data
Net assets, end of period (in thousands)	$2,872	$1,956	$1,296	$1,526	$856

Portfolio turnover	95%	54%	48%	44%	38%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.85

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.29

Total from investment operations	1.35

Less distributions to shareholders from:
Net investment income	(0.15)

Total distributions to shareholders	(0.15)

Net asset value, end of period	$9.05

Total return	17.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.67%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.02%	(c)

Net investment income	1.29%	(c)

Supplemental data
Net assets, end of period (in thousands)	$159

Portfolio turnover	95%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

108  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2035 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$8.00	$6.23	$9.63	$11.06	$10.71

Income from investment operations:
Net investment income	0.08	0.16	0.13	0.11	0.19
Net realized and unrealized gain (loss) on investments	1.14	1.81	(3.53)	(0.64)	0.49

Total from investment operations	1.22	1.97	(3.40)	(0.53)	0.68

Less distributions to shareholders from:
Net investment income	(0.11)	(0.20)	—	(0.20)	(0.32)
Net realized gains	—	—	—	(0.65)	(0.01)
Tax return of capital	—	—	—	(0.05)	—

Total distributions to shareholders	(0.11)	(0.20)	—	(0.90)	(0.33)

Net asset value, end of period	$9.11	$8.00	$6.23	$9.63	$11.06

Total return	15.37%	31.81%	(35.31% )	(5.05% )	6.56%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.16%	1.16%	1.11%	1.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.61%	0.77%	0.57%	0.58%	0.88%	(c)

Net investment income	0.98%	2.25%	1.84%	1.03%	2.23%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6	$4	$3	$4	$5

Portfolio turnover	95%	54%	48%	44%	38%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  109

Financial Highlights (continued)

Columbia Retirement Plus 2035 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$8.02	$6.24	$9.64	$11.08	$9.56

Income from investment operations:
Net investment income	0.13	0.21	0.16	0.12	0.21
Net realized and unrealized gain (loss) on investments	1.14	1.81	(3.54)	(0.61)	1.64

Total from investment operations	1.27	2.02	(3.38)	(0.49)	1.85

Less distributions to shareholders from:
Net investment income	(0.15)	(0.24)	(0.02)	(0.25)	(0.32)
Net realized gains	—	—	—	(0.65)	(0.01)
Tax return of capital	—	—	—	(0.05)	—

Total distributions to shareholders	(0.15)	(0.24)	(0.02)	(0.95)	(0.33)

Net asset value, end of period	$9.14	$8.02	$6.24	$9.64	$11.08

Total return	16.04%	32.57%	(35.09% )	(4.69% )	19.58%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.63%	0.62%	0.58%	0.52%	1.21%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.18%	0.18%	0.22%	0.22%	(c)

Net investment income	1.55%	2.83%	2.20%	1.11%	1.55%	(c)

Supplemental data
Net assets, end of period (in thousands)	$21,936	$17,305	$13,096	$19,849	$20,424

Portfolio turnover	95%	54%	48%	44%	38%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

110  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Financial Highlights

Columbia Retirement Plus 2040 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$7.77	$6.04	$9.51	$11.11	$9.56

Income from investment operations:
Net investment income	0.10	0.18	0.15	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.12	1.76	(3.47)	(0.62)	1.74

Total from investment operations	1.22	1.94	(3.32)	(0.52)	1.89

Less distributions to shareholders from:
Net investment income	(0.13)	(0.21)	(0.15)	(0.25)	(0.31)
Net realized gains	—	—	—	(0.55)	(0.03)
Tax return of capital	—	—	—	(0.28)	—

Total distributions to shareholders	(0.13)	(0.21)	(0.15)	(1.08)	(0.34)

Net asset value, end of period	$8.86	$7.77	$6.04	$9.51	$11.11

Total return	15.81%	32.26%	(34.95% )	(5.01% )	19.99%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.09%	1.17%	1.23%	0.93%	1.53%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.39%	0.39%	0.39%	0.43%	0.49%	(c)

Net investment income	1.26%	2.58%	2.08%	0.99%	1.10%	(c)

Supplemental data
Net assets, end of period (in thousands)	$2,036	$1,741	$1,247	$1,440	$408

Portfolio turnover	94%	55%	50%	52%	33%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.63

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.26

Total from investment operations	1.32

Less distributions to shareholders from:
Net investment income	(0.14)

Total distributions to shareholders	(0.14)

Net asset value, end of period	$8.81

Total return	17.43%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.91%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.03%	(c)

Net investment income	1.16%	(c)

Supplemental data
Net assets, end of period (in thousands)	$3

Portfolio turnover	94%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  111

Financial Highlights (continued)

Columbia Retirement Plus 2040 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$7.78	$6.06	$9.54	$11.10	$10.77

Income from investment operations:
Net investment income	0.08	0.16	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	1.12	1.75	(3.46)	(0.63)	0.54

Total from investment operations	1.20	1.91	(3.34)	(0.52)	0.68

Less distributions to shareholders from:
Net investment income	(0.10)	(0.19)	(0.14)	(0.21)	(0.32)
Net realized gains	—	—	—	(0.55)	(0.03)
Tax return of capital	—	—	—	(0.28)	—

Total distributions to shareholders	(0.10)	(0.19)	(0.14)	(1.04)	(0.35)

Net asset value, end of period	$8.88	$7.78	$6.06	$9.54	$11.10

Total return	15.58%	31.69%	(35.07% )	(5.01% )	6.48%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.39%	1.38%	1.09%	1.24%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.64%	0.78%	0.59%	0.58%	0.88%	(c)

Net investment income	1.04%	2.23%	1.71%	1.07%	2.24%	(c)

Supplemental data
Net assets, end of period (in thousands)	$14	$11	$8	$4	$5

Portfolio turnover	94%	55%	50%	52%	33%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

112  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$7.80	$6.06	$9.55	$11.13	$9.56

Income from investment operations:
Net investment income	0.12	0.20	0.16	0.13	0.16
Net realized and unrealized gain (loss) on investments	1.13	1.76	(3.49)	(0.62)	1.75

Total from investment operations	1.25	1.96	(3.33)	(0.49)	1.91

Less distributions to shareholders from:
Net investment income	(0.14)	(0.22)	(0.16)	(0.26)	(0.31)
Net realized gains	—	—	—	(0.55)	(0.03)
Tax return of capital	—	—	—	(0.28)	—

Total distributions to shareholders	(0.14)	(0.22)	(0.16)	(1.09)	(0.34)

Net asset value, end of period	$8.91	$7.80	$6.06	$9.55	$11.13

Total return	16.25%	32.56%	(34.93% )	(4.74% )	20.26%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.80%	0.79%	0.80%	0.46%	0.79%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.18%	0.18%	0.22%	0.22%	(c)

Net investment income	1.57%	2.81%	2.18%	1.20%	1.53%	(c)

Supplemental data
Net assets, end of period (in thousands)	$16,573	$12,213	$8,535	$11,852	$26,163

Portfolio turnover	94%	55%	50%	52%	33%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  113

Financial Highlights

Columbia Retirement Plus 2045 Fund

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$7.93	$6.17	$9.64	$11.10	$9.56

Income from investment operations:
Net investment income	0.11	0.19	0.15	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.17	1.79	(3.55)	(0.64)	1.69

Total from investment operations	1.28	1.98	(3.40)	(0.52)	1.86

Less distributions to shareholders from:
Net investment income	(0.13)	(0.22)	(0.07)	(0.24)	(0.31)
Net realized gains	—	—	—	(0.67)	(0.01)
Tax return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(0.13)	(0.22)	(0.07)	(0.94)	(0.32)

Net asset value, end of period	$9.08	$7.93	$6.17	$9.64	$11.10

Total return	16.26%	32.24%	(35.26% )	(4.93% )	19.63%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.26%	1.41%	1.37%	4.82%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.39%	0.39%	0.39%	0.43%	0.49%	(c)

Net investment income	1.35%	2.62%	2.11%	1.20%	1.28%	(c)

Supplemental data
Net assets, end of period (in thousands)	$2,013	$1,472	$1,183	$1,256	$450

Portfolio turnover	94%	64%	51%	50%	57%

	Year ended
	April 30,
	2011(e)
Class C
Per share data
Net asset value, beginning of period	$7.80

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	1.29

Total from investment operations	1.36

Less distributions to shareholders from:
Net investment income	(0.14)

Total distributions to shareholders	(0.14)

Net asset value, end of period	$9.02

Total return	17.65%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.81%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.03%	(c)

Net investment income	1.32%	(c)

Supplemental data
Net assets, end of period (in thousands)	$261

Portfolio turnover	94%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

114  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R
Per share data
Net asset value, beginning of period	$7.94	$6.19	$9.66	$11.08	$10.73

Income from investment operations:
Net investment income	0.08	0.16	0.14	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.18	1.78	(3.55)	(0.64)	0.52

Total from investment operations	1.26	1.94	(3.41)	(0.52)	0.67

Less distributions to shareholders from:
Net investment income	(0.10)	(0.19)	(0.06)	(0.20)	(0.31)
Net realized gains	—	—	—	(0.67)	(0.01)
Tax return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(0.10)	(0.19)	(0.06)	(0.90)	(0.32)

Net asset value, end of period	$9.10	$7.94	$6.19	$9.66	$11.08

Total return	15.93%	31.57%	(35.32% )	(4.93% )	6.48%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.41%	1.38%	1.52%	1.51%	2.74%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.63%	0.77%	0.57%	0.58%	0.88%	(c)

Net investment income	1.02%	2.15%	1.85%	1.03%	2.19%	(c)

Supplemental data
Net assets, end of period (in thousands)	$5	$4	$3	$5	$5

Portfolio turnover	94%	64%	51%	50%	57%

	Year ended April 30,
	2011	2010	2009	2008	2007(f)
Class R4
Per share data
Net asset value, beginning of period	$7.95	$6.19	$9.67	$11.10	$10.73

Income from investment operations:
Net investment income	0.11	0.19	0.17	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.17	1.80	(3.55)	(0.64)	0.52

Total from investment operations	1.28	1.99	(3.38)	(0.47)	0.70

Less distributions to shareholders from:
Net investment income	(0.14)	(0.23)	(0.10)	(0.26)	(0.32)
Net realized gains	—	—	—	(0.67)	(0.01)
Tax return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(0.14)	(0.23)	(0.10)	(0.96)	(0.33)

Net asset value, end of period	$9.09	$7.95	$6.19	$9.67	$11.10

Total return	16.20%	32.31%	(34.94% )	(4.52% )	6.68%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.12%	1.02%	1.01%	2.23%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.28%	0.26%	0.07%	0.08%	0.38%	(c)

Net investment income	1.37%	2.54%	2.35%	1.55%	2.69%	(c)

Supplemental data
Net assets, end of period (in thousands)	$15	$13	$3	$5	$5

Portfolio turnover	94%	64%	51%	50%	57%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  115

Financial Highlights (continued)

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2011	2010	2009	2008	2007(a)
Class Z
Per share data
Net asset value, beginning of period	$7.96	$6.19	$9.67	$11.12	$9.56

Income from investment operations:
Net investment income	0.13	0.21	0.16	0.12	0.19
Net realized and unrealized gain (loss) on investments	1.17	1.79	(3.55)	(0.61)	1.69

Total from investment operations	1.30	2.00	(3.39)	(0.49)	1.88

Less distributions to shareholders from:
Net investment income	(0.14)	(0.23)	(0.09)	(0.26)	(0.31)
Net realized gains	—	—	—	(0.67)	(0.01)
Tax return of capital	—	—	—	(0.03)	—

Total distributions to shareholders	(0.14)	(0.23)	(0.09)	(0.96)	(0.32)

Net asset value, end of period	$9.12	$7.96	$6.19	$9.67	$11.12

Total return	16.51%	32.57%	(35.12% )	(4.72% )	19.93%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.89%	0.83%	0.95%	0.95%	3.01%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.10%	0.18%	0.18%	0.21%	0.23%	(c)

Net investment income	1.57%	2.83%	2.23%	1.18%	1.59%	(c)

Supplemental data
Net assets, end of period (in thousands)	$17,363	$11,615	$7,820	$9,024	$6,194

Portfolio turnover	94%	64%	51%	50%	57%

Notes to Financial Highlights

(a)	For the period from May 18, 2006 (when shares became available) to April 30, 2007.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(f)	For the period from December 11, 2006 (when shares became available) to April 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

116  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Notes to Financial Statements
April 30, 2011

Note 1.	Organization

Columbia Funds Series Trust II (formerly RiverSource Series Trust) (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund. Each Fund currently operates as a diversified fund.

Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (Columbia Management) or an affiliate acts as investment manager or principal underwriter. Columbia Management is the Investment Manager for the Funds.

*For information on the goals, investment strategies and risks of the underlying funds, please refer to Appendix A and B in the Funds’ most recent prospectuses.

Fund Shares
The Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees (the Board). Each Fund offers Class A, Class C, Class R, and Class Z shares. In addition, Columbia Retirement Plus 2045 Fund offers Class R4 shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Funds’ prospectus.

At August 27, 2010, all Class R3 and Class R5 shares were liquidated. Class R4 shares were also liquidated on each fund, except on Columbia Retirement Plus 2045 Fund. The shares in these classes had consisted solely of seed capital from the Investment Manager.

Note 2.	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation
Investments in the underlying funds are valued at the net asset value at the close of each business day.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  117

Notes to Financial Statements (continued)

Income Recognition
Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Expenses
General expenses of the Trust are allocated to each Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to each Fund are charged to each Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid annually, except for Columbia Retirement 2010 Fund, which are declared and paid quarterly. The Funds may, however, declare and pay distributions from net investment income more frequently. The Funds will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with its service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3.	Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees
Each Fund does not pay the Investment Manager a direct management fee for managing its assets. In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which a Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary. The shareholders of Columbia Retirement Plus 2010 Fund approved a new Investment Management Services Agreement (the “New IMS Agreement”) between Columbia Funds Series Trust II (formerly known as RiverSource Series Trust), on behalf of the Fund, and Columbia Management. The New IMS Agreement includes changes to certain terms and conditions of the Fund’s prior IMS Agreement but will not impact the fact that the Fund does not pay any direct management fee.

Administration Fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Compensation of Board Members
Compensation to board members and certain other core expenses are paid directly by the affiliated underlying funds in which each Fund invests.

118  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Funds.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A shares and annual asset-based service fees based on the Funds’ average daily net assets attributable to Class R, Class R4 and Class Z shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Funds for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Funds’ shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the shares class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended April 30, 2011, the Funds’ transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class C	Class R	Class R4	Class Z
Columbia Retirement Plus 2010 Fund	0.08%	0.04%	0.06%	—%	0.06%
Columbia Retirement Plus 2015 Fund	0.08	0.03	0.05	—	0.05
Columbia Retirement Plus 2020 Fund	0.08	0.03	0.05	—	0.05
Columbia Retirement Plus 2025 Fund	0.09	0.02	0.05	—	0.05
Columbia Retirement Plus 2030 Fund	0.09	0.02	0.04	—	0.05
Columbia Retirement Plus 2035 Fund	0.10	0.02	0.03	—	0.05
Columbia Retirement Plus 2040 Fund	0.14	0.02	0.06	—	0.06
Columbia Retirement Plus 2045 Fund	0.15	0.03	0.06	0.05	0.06

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, Columbia Retirement Plus 2045 Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, each Fund also paid an annual fee at a rate of 0.25% of each Fund’s average daily net assets attributable to Class R shares and 0.15% of each Fund’s average daily net assets attributable to Class Z shares for such services.

Distribution Fees
Each Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for Columbia Retirement 2010 Fund was approximately $3,000 for Class C shares. This amount is on the most recent information available as of January 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  119

Notes to Financial Statements (continued)

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended April 30, 2011, are as follows:

Fund	Class A	Class C
Columbia Retirement Plus 2010 Fund	$13,519	$—
Columbia Retirement Plus 2015 Fund	8,007	15
Columbia Retirement Plus 2020 Fund	18,122	150
Columbia Retirement Plus 2025 Fund	12,025	—
Columbia Retirement Plus 2030 Fund	13,291	—
Columbia Retirement Plus 2035 Fund	12,622	—
Columbia Retirement Plus 2040 Fund	12,804	—
Columbia Retirement Plus 2045 Fund	13,072	—

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2011, unless sooner terminated at the sole discretion of the Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class	Percentage
Class A	0.39%
Class C	1.14
Class R	0.78
Class R4*	0.28
Class Z	0.18

*	For Columbia Retirement Plus 2045 Fund only

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class	Percentage
Class A	0.39%
Class C	1.14
Class R	0.64
Class R4*	0.32
Class Z	0.14

*	For Columbia Retirement Plus 2045 Fund only

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.

Note 4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2011, permanent and timing book to tax differences resulting primarily because of short-term capital gains earned in the underlying funds, post-October losses and losses deferred due to wash sales were identified and

120  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

permanent differences reclassed among the components of each Fund’s net assets in the Statement of Assets and Liabilities as follows:

	Undistributed
	(Excess of
	Distributions Over)	Accumulated	Paid-in Capital
	Net Investment	Net Realized	Increase
Fund	Income	Gain (Loss)	(Decrease)
Columbia Retirement Plus 2010 Fund	$75,153	$(75,153)	$—
Columbia Retirement Plus 2015 Fund	183,191	(183,191)	—
Columbia Retirement Plus 2020 Fund	169,469	(169,469)	—
Columbia Retirement Plus 2025 Fund	220,112	(220,112)	—
Columbia Retirement Plus 2030 Fund	181,319	(181,319)	—
Columbia Retirement Plus 2035 Fund	151,440	(151,440)	—
Columbia Retirement Plus 2040 Fund	101,398	(101,398)	—
Columbia Retirement Plus 2045 Fund	104,688	(104,688)	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period indicated was as follows:

Year ended April 30,	2011		2010
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income	Capital Gains	Income	Capital Gains

Columbia Retirement Plus 2010 Fund	$259,021	$—	$305,662	$—
Columbia Retirement Plus 2015 Fund	540,021	—	689,996	—
Columbia Retirement Plus 2020 Fund	500,032	—	699,996	—
Columbia Retirement Plus 2025 Fund	612,552	—	719,993	—
Columbia Retirement Plus 2030 Fund	485,050	—	779,988	—
Columbia Retirement Plus 2035 Fund	384,018	—	550,004	—
Columbia Retirement Plus 2040 Fund	274,097	—	372,002	—
Columbia Retirement Plus 2045 Fund	275,017	—	360,004	—

At April 30, 2011, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Accumulated		Unrealized
	Ordinary	Long-Term	Accumulated	Appreciation
Fund	Income	Gain	Realized Loss	(Depreciation)
Columbia Retirement Plus 2010 Fund	$31,367	$—	$(3,263,466)	$380,133
Columbia Retirement Plus 2015 Fund	513,269	—	(4,941,239)	968,826
Columbia Retirement Plus 2020 Fund	320,004	—	(6,350,762)	608,355
Columbia Retirement Plus 2025 Fund	663,718	—	(5,719,753)	955,610
Columbia Retirement Plus 2030 Fund	563,746	—	(4,813,003)	949,391
Columbia Retirement Plus 2035 Fund	405,857	—	(2,391,620)	492,370
Columbia Retirement Plus 2040 Fund	77,351	—	(1,094,819)	488,663
Columbia Retirement Plus 2045 Fund	164,469	9,076	—	615,055

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  121

Notes to Financial Statements (continued)

At April 30, 2011, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

		Gross	Gross	Net
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Columbia Retirement Plus 2010 Fund	$10,495,924	$423,771	$43,638	$380,133
Columbia Retirement Plus 2015 Fund	23,911,459	1,088,765	119,939	968,826
Columbia Retirement Plus 2020 Fund	25,906,665	722,028	113,673	608,355
Columbia Retirement Plus 2025 Fund	33,035,995	1,085,773	130,163	955,610
Columbia Retirement Plus 2030 Fund	31,462,065	1,082,026	132,635	949,391
Columbia Retirement Plus 2035 Fund	24,520,904	583,667	91,297	492,370
Columbia Retirement Plus 2040 Fund	18,172,987	555,447	66,784	488,663
Columbia Retirement Plus 2045 Fund	19,080,384	681,418	66,363	615,055

The following capital loss carryforward, determined at April 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2017	2018	2019	Total
Columbia Retirement Plus 2010 Fund	$428,181	$2,827,856	$7,429	$3,263,466
Columbia Retirement Plus 2015 Fund	704,342	3,055,770	1,181,127	4,941,239
Columbia Retirement Plus 2020 Fund	502,050	4,705,880	1,142,832	6,350,762
Columbia Retirement Plus 2025 Fund	662,473	3,488,786	1,568,494	5,719,753
Columbia Retirement Plus 2030 Fund	623,603	2,895,797	1,293,603	4,813,003
Columbia Retirement Plus 2035 Fund	312,553	1,217,126	853,199	2,382,878
Columbia Retirement Plus 2040 Fund	370,260	565,348	159,211	1,094,819
Columbia Retirement Plus 2045 Fund	—	—	—	—

For the year ended April 30, 2011, $332,607 of capital loss carryforward was utilized for Columbia Retirement Plus 2045 Fund. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Funds will be able to utilize all of their capital loss carryforward before it expires.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2011, post-October losses of $8,742 attributed to security transactions were deferred to May 1, 2011 for Columbia Retirement Plus 2035 Fund.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5.	Portfolio Information

For the year ended April 30, 2011, the cost of purchases and proceeds from sales of investments in underlying affiliated funds, for each fund aggregated to:

Fund	Purchases	Proceeds
Columbia Retirement Plus 2010 Fund	$10,052,312	$8,151,634
Columbia Retirement Plus 2015 Fund	20,940,538	19,700,340
Columbia Retirement Plus 2020 Fund	23,576,676	23,110,012
Columbia Retirement Plus 2025 Fund	29,540,830	25,710,400
Columbia Retirement Plus 2030 Fund	28,094,513	24,710,340
Columbia Retirement Plus 2035 Fund	22,671,142	19,623,691
Columbia Retirement Plus 2040 Fund	16,976,350	14,356,693
Columbia Retirement Plus 2045 Fund	18,864,084	14,485,808

122  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Note 6.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 7.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiff’s opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in affiliated funds, of Columbia Retirement Plus 2010 Fund (formerly RiverSource Retirement Plus 2010 Fund), Columbia Retirement Plus 2015 Fund (formerly RiverSource Retirement Plus 2015 Fund), Columbia Retirement Plus 2020 Fund (formerly RiverSource Retirement Plus 2020 Fund), Columbia Retirement Plus 2025 Fund (formerly RiverSource Retirement Plus 2025 Fund), Columbia Retirement Plus 2030 Fund (formerly RiverSource Retirement Plus 2030 Fund), Columbia Retirement Plus 2035 Fund (formerly RiverSource Retirement Plus 2035 Fund), Columbia Retirement Plus 2040 Fund (formerly RiverSource Retirement Plus 2040 Fund), and Columbia Retirement Plus 2045 Fund (formerly RiverSource Retirement Plus 2045 Fund) (the Funds) (eight of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the period from May 18, 2006 (when shares became publicly available) to April 30, 2007, were audited by other auditors whose report dated June 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above of the Columbia Funds Series Trust II at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
June 22, 2011

124  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Columbia Retirement Plus 2010 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	22.78%
Dividends Received Deduction for corporations	15.38%
U.S. Government Obligations	4.39%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2015 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	47.63%
Dividends Received Deduction for corporations	40.22%
U.S. Government Obligations	3.69%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2020 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	45.47%
Dividends Received Deduction for corporations	35.85%
U.S. Government Obligations	3.47%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2025 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	70.54%
Dividends Received Deduction for corporations	60.75%
U.S. Government Obligations	3.95%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2030 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	69.12%
Dividends Received Deduction for corporations	59.20%
U.S. Government Obligations	3.94%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  125

Federal Income Tax Information (continued)

Columbia Retirement Plus 2035 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	66.05%
Dividends Received Deduction for corporations	55.40%
U.S. Government Obligations	3.66%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2040 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	45.44%
Dividends Received Deduction for corporations	29.09%
U.S. Government Obligations	2.32%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2045 Fund
Fiscal year ended April 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	33.35%
Dividends Received Deduction for corporations	22.10%
U.S. Government Obligations	2.44%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

126  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Mr. Leroy C. Richie and Mr. John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors/trustees to twelve for all funds.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of funds in	Other present or
Name,	Position held		the fund family	past directorships/
address,	with funds and	Principal occupation	overseen by board	trusteeships
age	length of service	during past five years	member	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	157	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	147	BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	157	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/99 for Nations Funds	Retired	147	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  127

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of funds in	Other present or
Name,	Position held		the fund family	past directorships/
address,	with funds and	Principal occupation	overseen by board	trusteeships
age	length of service	during past five years	member	(within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	157	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., Jan. 2008-Aug. 2010	147	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), since September 2003; Executive Chairman, Conseco, Inc. (insurance), Aug. 2004-Sept. 2005	147	BofA Fund Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	157	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	157	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	147	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	157	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	157	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 63	Board member since 6/11 for RiverSource Funds and since 5/03 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	147	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	157	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

128  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Independent Board Members (continued)

Interested Board Member Not Affiliated with Investment Manager*

			Number of funds in	Other present or
Name,	Position held		the fund family	past directorships/
address,	with funds and	Principal occupation	overseen by board	trusteeships
age	length of service	during past five years	member	(within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	147	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

			Number of funds in	Other present or
Name,	Position held		the fund family	past directorships/
address,	with funds and	Principal occupation	overseen by board	trusteeships
age	length of service	during past five years	member	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	157	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager -- Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  129

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

130  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  131

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

For Columbia Retirement Plus 2010 Fund

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Trustees (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on March 29, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Series Trust, on behalf of the Fund, on December 28, 2010, and is incorporated herein by reference.

For Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to each of the Columbia Retirement Plus Series Funds (each, a “Series Fund” and collectively, the “Series Funds”). Under an investment management services agreement with respect to each Series Fund (each, an “IMS Agreement”), Columbia Management provides investment advice and other services to each of the Series Funds and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, each Series Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Directors”), considers renewal of each IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2011, including reports based on analyses of data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Board’s Chair and the Chair of the Contracts Committee (including materials relating to each Series Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and reviews information prepared by Columbia Management addressing the services Columbia Management provides and each Series Fund’s performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue each IMS Agreement.

At the April 12-14, 2011 in-person meeting of each Series Fund’s Board (the “April Meeting”), Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of each IMS Agreement (with the exception of the Columbia Retirement Plus 2010 Fund (the “2010 Fund”) for which a new form of investment management services agreement was approved by the Board in September 2010 and by the 2010 Fund’s shareholders in March 2011).

Nature, Extent and Quality of Services Provided by Columbia Management:  The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its

132  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Series Funds’ operations, most notably, the close of the acquisition by Ameriprise Financial of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the successful execution of various integration and other business initiatives in 2010, including, implementation of complex-wide rationalized fee structures and the rebranding of the retail fund complex. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. In that connection, the Independent Directors took into account their meetings with Columbia Management’s new Chief Investment Officer and considered the additional risk and portfolio management oversight now applied to the Series Funds as a result. The Independent Directors also assessed the adequacy of the current level and quality of Columbia Management’s technological resources and considered management’s commitments to enhance existing resources in this area.

Moreover, in connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of administrative services provided to the Series Funds by Columbia Management. The Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under each IMS Agreement. In addition, the Board discussed the acceptability of the terms of each IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under each IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each Series Fund.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under each IMS Agreement, the Board carefully reviewed the investment performance of each Series Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Series Fund, the performance of a benchmark index, the percentage ranking of each Series Fund among its comparison group and the net assets of each Series Fund. The Independent Directors observed that for (i) the Columbia Retirement Plus 2015 Fund, the investment performance met expectations; (ii) the Columbia Retirement Plus 2020 Fund, the Columbia Retirement Plus 2025 Fund and the Columbia Retirement Plus 2030 Fund, investment performance was appropriate in light of the particular management style; and (iii) the Columbia Retirement Plus 2035 Fund, the Columbia Retirement Plus 2040 Fund and the Columbia Retirement Plus Fund 2045 Fund, investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Series Funds:  The Board reviewed comparative fees and the costs of services provided under each IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Series Fund’s expenses with median expenses paid by funds in its peer group, as well as data showing the Series Funds’ contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of each of the Funds are at, or below, the median expense ratio of funds in the same comparison group). The Board noted the rationale for according weight to each Series Fund’s direct expenses, as opposed to its total expense ratios (i.e., direct expenses plus the expenses incurred by the underlying Funds in which each Series Fund invests). In this regard the Board noted that each Series Fund’s direct expenses do not include any advisory fees and, the direct expense ratio either approximated or was less than the respective peer group’s median ratio. Based on its review, the Board concluded that each Series Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Series Fund receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to each of the Series Funds. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing,

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  133

Approval of Investment Management Services
Agreement (continued)

operating and distributing the Series Funds, including information depicting, to the extent reasonably practicable, the expected impact of the Columbia Transaction and the integration initiatives on profitability. In this regard, the Board observed that 2010 profitability was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Series Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by each Series Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:  Given that the Series Funds do not pay any investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of each of the Series Funds.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period with respect to each of the Series Funds (with the exception of the 2010 Fund).

Results of Meeting of Shareholders

Columbia Retirement Plus 2010 Fund
Columbia Retirement Plus 2015 Fund
Columbia Retirement Plus 2020 Fund
Columbia Retirement Plus 2025 Fund
Columbia Retirement Plus 2030 Fund
Columbia Retirement Plus 2035 Fund
Columbia Retirement Plus 2040 Fund
Columbia Retirement Plus 2045 Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)
A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

134  COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT

Proposal 1: To elect trustees to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	478,584,012.317	10,853,267.082	0.000	0.000
02.	Edward J. Boudreau, Jr.	478,879,121.590	10,558,157.809	0.000	0.000
03.	Pamela G. Carlton	478,818,899.160	10,618,380.239	0.000	0.000
04.	William P. Carmichael	478,346,181.970	11,091,097.429	0.000	0.000
05.	Patricia M. Flynn	478,991,795.463	10,445,483.936	0.000	0.000
06.	William A. Hawkins	478,715,838,684	10,721,440.715	0.000	0.000
07.	R. Glenn Hilliard	478,399,576.168	11,037,703.231	0.000	0.000
08.	Stephen R. Lewis, Jr.	478,377,446.069	11,059,833.330	0.000	0.000
09.	John F. Maher	478,854,131.045	10,583,148.354	0.000	0.000
10.	John J. Nagorniak	478,738,911.288	10,698,368.111	0.000	0.000
11.	Catherine James Paglia	478,880,649.234	10,556,630.165	0.000	0.000
12.	Leroy C. Richie	478,605,585.646	10,831,693.753	0.000	0.000
13.	Anthony M. Santomero	478,771,000.808	10,666,278.591	0.000	0.000
14.	Minor M. Shaw	478,719,607.986	10,717,671.413	0.000	0.000
15.	Alison Taunton-Rigby	478,507,336.113	10,929,943.286	0.000	0.000
16.	William F. Truscott	478,957,751.603	10,479,527.796	0.000	0.000

*	All shares of the Trust are voted together as a single class for the election of trustees.

Proposal 2: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Proposal 2 was adjourned for Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund to a meeting scheduled on February 28, 2011 to provide additional time for further solicitation of this proposal.

Special Meeting of Shareholders held on Feb. 28, 2011
(Unaudited)
A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 2: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Proposal 2 was adjourned for Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund to a meeting scheduled on March 29, 2011 to provide additional time for further solicitation of this proposal.

Special Meeting of Shareholders held on March 29, 2011
(Unaudited)
A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 2: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	Dollars Voted	Dollars Voted		Broker
	“For”	“Against”	Abstentions	Non-Votes
Columbia Retirement Plus 2010 Fund	4,463,240.967	446,235.796	73,282.208	250,875.390

The shareholders of each Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund did not approve their respective Proposal. Each of these Funds will continue operating pursuant to its Investment Management Services Agreement that is currently in effect with Columbia Management.

COLUMBIA RETIREMENT PLUS SERIES — 2011 ANNUAL REPORT  135

Columbia Retirement Plus® Series
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Funds’ current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6507 H (6/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton and John F. Maher, each qualify as audit committee financial experts.
Item 4.	Principal Accountant Fees and Services
Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.
(a)	Audit Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $191,730	2010: $188,590
(b)	Audit-Related Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $11,871	2010: $4,150
The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review were as follows:

2011: $96,000	2010: $0
(c)	Tax Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $29,944	2010: $29,574
The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $124,620	2010: $60,000
(d)	All Other Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0	2010: $0
The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2011: $0	2010: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,378,962	2010: $2,063,658
(h)	100% of the services performed in item (g) above during 2011 and 2010 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5.	Audit Committee of Listed Registrants. Not applicable.
Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                      Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date June 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date June 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date June 21, 2011